UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2022
Columbia Large Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	-17.35	13.15	14.35
	Including sales charges		-22.10	11.82	13.67
Advisor Class*		11/08/12	-17.15	13.43	14.63
Class C	Excluding sales charges	11/18/02	-17.96	12.31	13.49
	Including sales charges		-18.70	12.31	13.49
Class E	Excluding sales charges	09/22/06	-17.61	12.95	14.18
	Including sales charges		-21.32	11.92	13.66
Institutional Class		12/14/90	-17.15	13.44	14.63
Institutional 2 Class		03/07/11	-17.13	13.48	14.72
Institutional 3 Class		07/15/09	-17.09	13.54	14.79
Class R		09/27/10	-17.56	12.87	14.06
Class V	Excluding sales charges	12/14/90	-17.36	13.16	14.33
	Including sales charges		-22.12	11.82	13.65
Russell 1000 Growth Index			-11.93	16.30	15.95
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class E shares are shown with and without the maximum sales charge of 4.50%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2012 — July 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2022)
Common Stocks	96.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2022)
Communication Services	10.1
Consumer Discretionary	17.1
Consumer Staples	4.0
Energy	1.3
Financials	1.7
Health Care	13.1
Industrials	8.4
Information Technology	43.0
Real Estate	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at July 31, 2022)
Information Technology
Application Software	4.4
Data Processing & Outsourced Services	3.5
Electronic Equipment & Instruments	1.4
Electronic Manufacturing Services	1.3
Semiconductor Equipment	1.6
Semiconductors	5.6
Systems Software	14.3
Technology Hardware, Storage & Peripherals	10.9
Total	43.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2022, Class A shares of Columbia Large Cap Growth Fund returned -17.35% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -11.93% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering Omicron-related worries were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks.  Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains.  Oil prices, which were already elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates by 25 basis points (bps) at its March 2022 meeting, 50 bps in May 2022, 75 bps in June 2022 and 75 bps in July 2022, ending at a target rate of 2.25-2.50% by July 31, 2022. (A basis point is 1/100 of a percent.) Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls.
The energy sector was the strongest-performing sector in the benchmark during the period, delivering gains in excess of 68%. Consumer staples and utilities also ended the period with positive gains, though far smaller than that of the energy sector. The communication services sector was the bottom-performing sector during the period, down more than 33%. The materials, consumer discretionary, health care, financials, information technology and industrials sectors also ended the period in negative territory.
The Fund’s notable detractors during the period
·	The Fund’s underperformance relative to the benchmark during the period was driven by stock selection as well as sector allocation.
·	The largest area of relative outperformance came from the Fund’s selections within information technology. Notable individual detractors included PayPal Holdings, Inc., Apple, Inc. and Fidelity National Information Services, Inc.
○	Payments firm PayPal sold off in the first quarter of 2022, along with other high-growth names, as interest rates rose higher. Management provided more than one disappointing earnings outlook as the company struggled with execution issues and slowing e-commerce demand. We sold the shares during the year.
○	The Fund maintained a sizable weighting in technology giant Apple during the period, which delivered a strong gain for the Fund. The Fund’s position, however, was less than that of the benchmark, which maintained more than a 10% weighting in the stock, detracting from the Fund’s results relative to the benchmark.
○	An out-of-benchmark position in Fidelity National Information Services, detracted from relative results as the global payments provider reported disappointing results and increasing competition from new payments companies has led to a sentiment overhang on incumbent payment merchant acquiring companies.
·	The consumer discretionary space was another area in which stock selection drove relative underperformance. An underweighting in the strong performing stock of electric vehicle manufacturer Tesla Motors, Inc. hurt from a relative perspective. Tesla has managed supply chain constraints better than most auto manufacturers and reported gross margins that were well above expectations.
○	Target Corp. also detracted from results. After several years of impressive execution the company is now dealing with changing consumer spending preferences and an excess of inventory which led the company to significantly reduce its margin and earnings outlook for the year.
Columbia Large Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
·	Within the communication services sector, online dating services company Match Group, Inc. was among the Fund’s top relative detractors during the period. Match suffered along with other high-growth stocks in the face of rising rates. The company also struggled with delayed reopening activity globally dampening demand for dating services and lower-than-expected revenue from its acquisition of Korea-based Hyperconnect due to product launch delays.
·	The Fund’s underweighted allocation to the consumer staples sector, which delivered positively for the benchmark during the period also hindered relative results.
The Fund’s notable contributors during the period
·	Stock selection within the health care and financials sector contributed to Fund performance versus the benchmark during the period.
·	Within health care, the Fund generated strong gains from its holdings in Eli Lily & Co., Vertex Pharmaceuticals, Inc. and Johnson & Johnson.
○	Pharmaceutical company Eli Lily was a leading contributor as the company’s diabetes drug Tirzepatide has shown positive indications as a weight loss drug.
○	Biotechnology company Vertex Pharmaceuticals outperformed. The company’s core cystic fibrosis drug continued to perform well and the company reported positive data points for several promising drugs in its pipeline.
○	An out-of-benchmark position in pharmaceutical company Johnson & Johnson fared well in the first quarter of 2022 as the market largely sold-off. The company is viewed as a relatively defensive name.
·	Within the financials sector, information technology industry-focused lender SVB Financial Group was a stand-out performer early in the reporting period for the Fund. The company benefited from the tailwind of rising interest rates. We sold the Fund’s position in the first half of the period.
·	Semiconductor manufacturer Broadcom Inc. within the information technology sector was a top contributor to Fund performance versus the benchmark, though most of its gains were early in the period. Shares of the chip maker have performed well on the strength of its networking and server storage segments. The company has also benefited from its announcement of its planned acquisition of VMware in one of the biggest tech deals on record.
·	Though overall the communications sector detracted slightly from relative results, within the sector, Electronic Arts Inc was a positive contributor. The company is viewed as relatively more defensive in negative economic environments. Further, the company continued to make good progress growing its live services offerings.
·	Not owning shares in streaming giant Netflix also benefited relative results. The company saw its stock plummet following its announcement of a sizable decrease in subscribers in the first quarter of 2022 to be followed by another decline in the second quarter of 2022.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2022 — July 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	847.40	1,019.67	4.48	4.90	0.99
Advisor Class	1,000.00	1,000.00	848.50	1,020.89	3.35	3.67	0.74
Class C	1,000.00	1,000.00	844.60	1,015.99	7.87	8.60	1.74
Class E	1,000.00	1,000.00	846.10	1,018.00	6.02	6.58	1.33
Institutional Class	1,000.00	1,000.00	848.50	1,020.89	3.35	3.67	0.74
Institutional 2 Class	1,000.00	1,000.00	848.70	1,021.04	3.22	3.52	0.71
Institutional 3 Class	1,000.00	1,000.00	848.90	1,021.23	3.04	3.32	0.67
Class R	1,000.00	1,000.00	846.40	1,018.44	5.61	6.14	1.24
Class V	1,000.00	1,000.00	847.40	1,019.67	4.48	4.90	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
July 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 9.7%
Entertainment 1.2%
Electronic Arts, Inc.	401,451	52,682,415
Interactive Media & Services 8.5%
Alphabet, Inc., Class A(a)	1,189,800	138,397,536
Alphabet, Inc., Class C(a)	1,685,440	196,589,722
ZoomInfo Technologies, Inc., Class A(a)	999,204	37,859,839
Total		372,847,097
Total Communication Services		425,529,512
Consumer Discretionary 16.6%
Automobiles 3.4%
Tesla Motors, Inc.(a)	168,910	150,574,819
Hotels, Restaurants & Leisure 1.2%
Hilton Worldwide Holdings, Inc.	396,182	50,739,029
Internet & Direct Marketing Retail 7.1%
Amazon.com, Inc.(a)	2,298,960	310,244,652
Multiline Retail 1.2%
Target Corp.	317,789	51,920,367
Specialty Retail 2.0%
Home Depot, Inc. (The)	288,719	86,887,096
Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	662,446	76,128,294
Total Consumer Discretionary		726,494,257
Consumer Staples 3.9%
Beverages 2.1%
Coca-Cola Co. (The)	1,425,480	91,473,052
Household Products 1.8%
Procter & Gamble Co. (The)	563,107	78,221,193
Total Consumer Staples		169,694,245
Energy 1.3%
Oil, Gas & Consumable Fuels 1.3%
Pioneer Natural Resources Co.	235,648	55,836,794
Total Energy		55,836,794
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 1.7%
Capital Markets 1.7%
S&P Global, Inc.	194,691	73,384,879
Total Financials		73,384,879
Health Care 12.6%
Biotechnology 2.6%
BioMarin Pharmaceutical, Inc.(a)	242,326	20,852,152
Exact Sciences Corp.(a)	449,487	20,271,864
Horizon Therapeutics PLC(a)	269,204	22,335,856
Vertex Pharmaceuticals, Inc.(a)	178,734	50,118,801
Total		113,578,673
Health Care Equipment & Supplies 2.2%
Boston Scientific Corp.(a)	1,143,464	46,939,197
Stryker Corp.	243,232	52,234,072
Total		99,173,269
Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	272,172	147,609,762
Life Sciences Tools & Services 1.3%
IQVIA Holdings, Inc.(a)	239,771	57,609,778
Pharmaceuticals 3.1%
Eli Lilly & Co.	282,701	93,203,693
Johnson & Johnson	243,521	42,499,285
Total		135,702,978
Total Health Care		553,674,460
Industrials 8.2%
Aerospace & Defense 1.1%
Raytheon Technologies Corp.	508,678	47,413,876
Building Products 1.4%
Trane Technologies PLC	409,647	60,214,013
Commercial Services & Supplies 1.5%
Cintas Corp.	153,138	65,158,688
Construction & Engineering 1.2%
MasTec, Inc.(a)	636,969	50,275,963
Electrical Equipment 1.2%
AMETEK, Inc.	434,741	53,690,513
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.8%
Union Pacific Corp.	355,176	80,731,505
Total Industrials		357,484,558
Information Technology 41.6%
Electronic Equipment, Instruments & Components 2.5%
TE Connectivity Ltd.	411,853	55,077,102
Zebra Technologies Corp., Class A(a)	160,650	57,462,898
Total		112,540,000
IT Services 3.4%
Visa, Inc., Class A	702,205	148,944,703
Semiconductors & Semiconductor Equipment 7.0%
Applied Materials, Inc.	661,294	70,083,938
Broadcom, Inc.	164,936	88,319,929
NVIDIA Corp.	813,611	147,776,166
Total		306,180,033
Software 18.1%
Adobe, Inc.(a)	236,534	97,007,324
Fortinet, Inc.(a)	1,020,556	60,876,165
Intuit, Inc.	195,722	89,282,505
Microsoft Corp.(b)	1,467,536	411,996,057
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a)	122,166	60,973,050
ServiceNow, Inc.(a)	163,836	73,178,988
Total		793,314,089
Technology Hardware, Storage & Peripherals 10.6%
Apple, Inc.	2,854,510	463,886,420
Total Information Technology		1,824,865,245
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Prologis, Inc.	410,669	54,438,283
Total Real Estate		54,438,283
Total Common Stocks (Cost $2,147,695,563)		4,241,402,233

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.712%(c),(d)	142,313,694	142,242,537
Total Money Market Funds (Cost $142,239,058)		142,242,537
Total Investments in Securities (Cost: $2,289,934,621)		4,383,644,770
Other Assets & Liabilities, Net		(259,087)
Net Assets		4,383,385,683

At July 31, 2022, securities and/or cash totaling $814,146 were pledged as collateral.
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	41	09/2022	USD	8,473,675	477,343	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 1.712%
	53,826,343	668,405,189	(579,993,438)	4,443	142,242,537	(19,265)	256,676	142,313,694
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
July 31, 2022
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	425,529,512	—	—	425,529,512
Consumer Discretionary	726,494,257	—	—	726,494,257
Consumer Staples	169,694,245	—	—	169,694,245
Energy	55,836,794	—	—	55,836,794
Financials	73,384,879	—	—	73,384,879
Health Care	553,674,460	—	—	553,674,460
Industrials	357,484,558	—	—	357,484,558
Information Technology	1,824,865,245	—	—	1,824,865,245
Real Estate	54,438,283	—	—	54,438,283
Total Common Stocks	4,241,402,233	—	—	4,241,402,233
Money Market Funds	142,242,537	—	—	142,242,537
Total Investments in Securities	4,383,644,770	—	—	4,383,644,770
Investments in Derivatives
Asset
Futures Contracts	477,343	—	—	477,343
Total	4,384,122,113	—	—	4,384,122,113
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
July 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,147,695,563)	$4,241,402,233
Affiliated issuers (cost $142,239,058)	142,242,537
Receivable for:
Capital shares sold	1,179,409
Dividends	629,048
Interfund lending	900,000
Variation margin for futures contracts	123,000
Prepaid expenses	50,222
Trustees’ deferred compensation plan	382,321
Total assets	4,386,908,770
Liabilities
Payable for:
Capital shares purchased	2,708,584
Management services fees	76,544
Distribution and/or service fees	17,923
Transfer agent fees	203,740
Compensation of board members	41,787
Other expenses	92,188
Trustees’ deferred compensation plan	382,321
Total liabilities	3,523,087
Net assets applicable to outstanding capital stock	$4,383,385,683
Represented by
Paid in capital	2,351,628,543
Total distributable earnings (loss)	2,031,757,140
Total - representing net assets applicable to outstanding capital stock	$4,383,385,683
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
July 31, 2022
Class A
Net assets	$2,203,136,691
Shares outstanding	46,292,390
Net asset value per share	$47.59
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$50.49
Advisor Class
Net assets	$17,602,579
Shares outstanding	337,228
Net asset value per share	$52.20
Class C
Net assets	$44,314,468
Shares outstanding	1,254,463
Net asset value per share	$35.33
Class E
Net assets	$15,022,236
Shares outstanding	319,555
Net asset value per share	$47.01
Maximum sales charge	4.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class E shares)	$49.23
Institutional Class
Net assets	$1,066,893,655
Shares outstanding	21,068,281
Net asset value per share	$50.64
Institutional 2 Class
Net assets	$83,838,022
Shares outstanding	1,651,958
Net asset value per share	$50.75
Institutional 3 Class
Net assets	$704,376,824
Shares outstanding	13,808,889
Net asset value per share	$51.01
Class R
Net assets	$8,043,074
Shares outstanding	172,534
Net asset value per share	$46.62
Class V
Net assets	$240,158,134
Shares outstanding	5,111,825
Net asset value per share	$46.98
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$49.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	13

Statement of Operations
Year Ended July 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$38,332,261
Dividends — affiliated issuers	256,676
Interfund lending	519
Foreign taxes withheld	(26,240)
Total income	38,563,216
Expenses:
Management services fees	32,952,655
Distribution and/or service fees
Class A	6,534,287
Class C	658,348
Class E	63,370
Class R	46,578
Class V	700,906
Transfer agent fees
Class A	2,029,055
Advisor Class	20,030
Class C	50,765
Class E	50,812
Institutional Class	968,541
Institutional 2 Class	54,883
Institutional 3 Class	42,334
Class R	7,232
Class V	217,761
Compensation of board members	73,653
Custodian fees	28,923
Printing and postage fees	170,799
Registration fees	189,668
Audit fees	32,760
Legal fees	63,192
Interest on collateral	1,061
Compensation of chief compliance officer	1,482
Other	79,939
Total expenses	45,039,034
Expense reduction	(9,062)
Total net expenses	45,029,972
Net investment loss	(6,466,756)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,779,920
Investments — affiliated issuers	(19,265)
Foreign currency translations	(61)
Futures contracts	(7,044,891)
Net realized gain	107,715,703
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,031,455,213)
Investments — affiliated issuers	4,443
Futures contracts	(620,161)
Net change in unrealized appreciation (depreciation)	(1,032,070,931)
Net realized and unrealized loss	(924,355,228)
Net decrease in net assets resulting from operations	$(930,821,984)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended July 31, 2022	Year Ended July 31, 2021
Operations
Net investment loss	$(6,466,756)	$(5,476,420)
Net realized gain	107,715,703	566,809,565
Net change in unrealized appreciation (depreciation)	(1,032,070,931)	1,069,452,837
Net increase (decrease) in net assets resulting from operations	(930,821,984)	1,630,785,982
Distributions to shareholders
Net investment income and net realized gains
Class A	(244,133,175)	(286,697,027)
Advisor Class	(2,720,087)	(1,594,971)
Class C	(7,868,155)	(13,498,493)
Class E	(1,646,962)	(2,128,937)
Institutional Class	(112,671,169)	(131,489,967)
Institutional 2 Class	(8,905,905)	(2,328,003)
Institutional 3 Class	(69,227,245)	(63,006,305)
Class R	(875,965)	(1,425,169)
Class V	(26,358,603)	(30,981,331)
Total distributions to shareholders	(474,407,266)	(533,150,203)
Increase in net assets from capital stock activity	99,431,405	365,711,826
Total increase (decrease) in net assets	(1,305,797,845)	1,463,347,605
Net assets at beginning of year	5,689,183,528	4,225,835,923
Net assets at end of year	$4,383,385,683	$5,689,183,528
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2022		July 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,281,703	71,064,106	1,692,261	92,180,209
Distributions reinvested	3,855,701	235,930,336	5,459,391	276,791,144
Redemptions	(5,133,783)	(283,380,156)	(5,058,719)	(274,713,720)
Net increase	3,621	23,614,286	2,092,933	94,257,633
Advisor Class
Subscriptions	275,762	18,054,519	119,324	7,179,335
Distributions reinvested	37,295	2,498,765	24,561	1,353,575
Redemptions	(280,142)	(16,225,069)	(57,075)	(3,289,468)
Net increase	32,915	4,328,215	86,810	5,243,442
Class C
Subscriptions	183,635	7,860,947	232,886	9,800,732
Distributions reinvested	168,255	7,677,476	339,260	13,163,270
Redemptions	(805,442)	(33,037,725)	(1,003,644)	(42,194,435)
Net decrease	(453,552)	(17,499,302)	(431,498)	(19,230,433)
Class E
Subscriptions	2,538	138,782	230	10,962
Distributions reinvested	27,191	1,646,962	42,367	2,128,937
Redemptions	(38,887)	(2,152,800)	(54,829)	(2,953,716)
Net decrease	(9,158)	(367,056)	(12,232)	(813,817)
Institutional Class
Subscriptions	1,424,087	84,807,393	1,241,974	71,615,653
Distributions reinvested	1,613,140	104,854,093	2,277,626	122,057,961
Redemptions	(2,479,529)	(144,313,236)	(2,869,901)	(163,390,306)
Net increase	557,698	45,348,250	649,699	30,283,308
Institutional 2 Class
Subscriptions	248,736	15,191,996	1,359,264	87,695,216
Distributions reinvested	136,672	8,901,412	43,360	2,328,003
Redemptions	(359,667)	(21,334,730)	(110,786)	(6,394,925)
Net increase	25,741	2,758,678	1,291,838	83,628,294
Institutional 3 Class
Subscriptions	1,793,471	99,804,051	6,124,493	331,787,174
Distributions reinvested	754,572	49,379,219	679,477	36,637,408
Redemptions	(1,880,381)	(116,684,279)	(3,441,935)	(200,663,745)
Net increase	667,662	32,498,991	3,362,035	167,760,837
Class R
Subscriptions	36,034	2,024,734	71,838	3,791,386
Distributions reinvested	13,640	818,807	21,288	1,060,751
Redemptions	(43,786)	(2,446,653)	(163,052)	(8,872,547)
Net increase (decrease)	5,888	396,888	(69,926)	(4,020,410)
Class V
Subscriptions	112,136	6,547,297	144,581	7,309,544
Distributions reinvested	325,429	19,655,902	457,788	22,935,181
Redemptions	(320,901)	(17,850,744)	(404,125)	(21,641,753)
Net increase	116,664	8,352,455	198,244	8,602,972
Total net increase	947,479	99,431,405	7,167,903	365,711,826
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund | Annual Report 2022

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Columbia Large Cap Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2022	$62.66	(0.13)	(9.54)	(9.67)	—	(5.40)	(5.40)
Year Ended 7/31/2021	$50.90	(0.11)	18.52	18.41	(0.07)	(6.58)	(6.65)
Year Ended 7/31/2020	$43.43	(0.01)	11.15	11.14	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.86	(0.04)	2.98	2.94	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.81	(0.05)	6.62	6.57	—	(2.52)	(2.52)
Advisor Class
Year Ended 7/31/2022	$68.22	0.03	(10.50)	(10.47)	—	(5.55)	(5.55)
Year Ended 7/31/2021	$54.87	0.02	20.10	20.12	(0.19)	(6.58)	(6.77)
Year Ended 7/31/2020	$46.43	0.10	12.01	12.11	—	(3.67)	(3.67)
Year Ended 7/31/2019	$46.53	0.07	3.20	3.27	—	(3.37)	(3.37)
Year Ended 7/31/2018	$42.06	0.05	7.00	7.05	(0.06)	(2.52)	(2.58)
Class C
Year Ended 7/31/2022	$47.73	(0.41)	(7.05)	(7.46)	—	(4.94)	(4.94)
Year Ended 7/31/2021	$40.39	(0.39)	14.31	13.92	—	(6.58)	(6.58)
Year Ended 7/31/2020	$35.43	(0.27)	8.90	8.63	—	(3.67)	(3.67)
Year Ended 7/31/2019	$36.70	(0.29)	2.39	2.10	—	(3.37)	(3.37)
Year Ended 7/31/2018	$33.95	(0.30)	5.57	5.27	—	(2.52)	(2.52)
Class E
Year Ended 7/31/2022	$61.99	(0.29)	(9.46)	(9.75)	—	(5.23)	(5.23)
Year Ended 7/31/2021	$50.50	(0.26)	18.35	18.09	(0.02)	(6.58)	(6.60)
Year Ended 7/31/2020	$43.15	(0.06)	11.08	11.02	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.65	(0.08)	2.95	2.87	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.67	(0.10)	6.60	6.50	—	(2.52)	(2.52)
Institutional Class
Year Ended 7/31/2022	$66.34	0.01	(10.16)	(10.15)	—	(5.55)	(5.55)
Year Ended 7/31/2021	$53.52	0.03	19.56	19.59	(0.19)	(6.58)	(6.77)
Year Ended 7/31/2020	$45.38	0.10	11.71	11.81	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.56	0.06	3.13	3.19	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.23	0.06	6.86	6.92	(0.07)	(2.52)	(2.59)
Institutional 2 Class
Year Ended 7/31/2022	$66.47	0.02	(10.18)	(10.16)	—	(5.56)	(5.56)
Year Ended 7/31/2021	$53.62	(0.00)(e)	19.64	19.64	(0.21)	(6.58)	(6.79)
Year Ended 7/31/2020	$45.44	0.12	11.73	11.85	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.59	0.09	3.13	3.22	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.25	0.08	6.87	6.95	(0.09)	(2.52)	(2.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2022	$47.59	(17.35%)	0.98%(c)	0.98%(c)	(0.23%)	46%	$2,203,137
Year Ended 7/31/2021	$62.66	39.24%	0.99%(c)	0.99%(c),(d)	(0.21%)	52%	$2,900,684
Year Ended 7/31/2020	$50.90	27.48%	1.02%	1.02%(d)	(0.03%)	46%	$2,249,478
Year Ended 7/31/2019	$43.43	7.84%	1.04%	1.04%	(0.10%)	35%	$1,932,367
Year Ended 7/31/2018	$43.86	17.26%	1.05%	1.05%(d)	(0.13%)	32%	$1,976,097
Advisor Class
Year Ended 7/31/2022	$52.20	(17.15%)	0.73%(c)	0.73%(c)	0.05%	46%	$17,603
Year Ended 7/31/2021	$68.22	39.60%	0.74%(c)	0.74%(c),(d)	0.03%	52%	$20,760
Year Ended 7/31/2020	$54.87	27.81%	0.77%	0.77%(d)	0.21%	46%	$11,934
Year Ended 7/31/2019	$46.43	8.11%	0.79%	0.79%	0.15%	35%	$12,088
Year Ended 7/31/2018	$46.53	17.52%	0.80%	0.80%(d)	0.12%	32%	$14,629
Class C
Year Ended 7/31/2022	$35.33	(17.96%)	1.73%(c)	1.73%(c)	(0.96%)	46%	$44,314
Year Ended 7/31/2021	$47.73	38.22%	1.74%(c)	1.74%(c),(d)	(0.93%)	52%	$81,519
Year Ended 7/31/2020	$40.39	26.54%	1.77%	1.77%(d)	(0.78%)	46%	$86,411
Year Ended 7/31/2019	$35.43	7.03%	1.79%	1.79%	(0.86%)	35%	$78,293
Year Ended 7/31/2018	$36.70	16.37%	1.80%	1.80%(d)	(0.87%)	32%	$75,872
Class E
Year Ended 7/31/2022	$47.01	(17.61%)	1.28%(c)	1.28%(c)	(0.53%)	46%	$15,022
Year Ended 7/31/2021	$61.99	38.87%	1.27%(c)	1.26%(c),(d)	(0.48%)	52%	$20,376
Year Ended 7/31/2020	$50.50	27.37%	1.12%	1.12%(d)	(0.13%)	46%	$17,216
Year Ended 7/31/2019	$43.15	7.71%	1.14%	1.14%	(0.20%)	35%	$15,875
Year Ended 7/31/2018	$43.65	17.14%	1.15%	1.15%(d)	(0.23%)	32%	$16,877
Institutional Class
Year Ended 7/31/2022	$50.64	(17.15%)	0.73%(c)	0.73%(c)	0.02%	46%	$1,066,894
Year Ended 7/31/2021	$66.34	39.61%	0.74%(c)	0.74%(c),(d)	0.04%	52%	$1,360,640
Year Ended 7/31/2020	$53.52	27.79%	0.77%	0.77%(d)	0.22%	46%	$1,062,936
Year Ended 7/31/2019	$45.38	8.11%	0.79%	0.79%	0.15%	35%	$975,664
Year Ended 7/31/2018	$45.56	17.54%	0.80%	0.80%(d)	0.13%	32%	$996,845
Institutional 2 Class
Year Ended 7/31/2022	$50.75	(17.13%)	0.71%(c)	0.71%(c)	0.04%	46%	$83,838
Year Ended 7/31/2021	$66.47	39.63%	0.72%(c)	0.72%(c)	(0.00%)(e)	52%	$108,093
Year Ended 7/31/2020	$53.62	27.84%	0.73%	0.73%	0.26%	46%	$17,929
Year Ended 7/31/2019	$45.44	8.17%	0.74%	0.74%	0.20%	35%	$13,783
Year Ended 7/31/2018	$45.59	17.63%	0.73%	0.73%	0.19%	32%	$12,715
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2022	$66.78	0.05	(10.23)	(10.18)	—	(5.59)	(5.59)
Year Ended 7/31/2021	$53.84	0.05	19.70	19.75	(0.23)	(6.58)	(6.81)
Year Ended 7/31/2020	$45.59	0.14	11.78	11.92	—	(3.67)	(3.67)
Year Ended 7/31/2019	$45.70	0.11	3.15	3.26	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.35	0.09	6.88	6.97	(0.10)	(2.52)	(2.62)
Class R
Year Ended 7/31/2022	$61.49	(0.26)	(9.36)	(9.62)	—	(5.25)	(5.25)
Year Ended 7/31/2021	$50.11	(0.23)	18.19	17.96	—	(6.58)	(6.58)
Year Ended 7/31/2020	$42.92	(0.12)	10.98	10.86	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.49	(0.14)	2.94	2.80	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.59	(0.14)	6.56	6.42	—	(2.52)	(2.52)
Class V
Year Ended 7/31/2022	$61.93	(0.13)	(9.42)	(9.55)	—	(5.40)	(5.40)
Year Ended 7/31/2021	$50.37	(0.11)	18.32	18.21	(0.07)	(6.58)	(6.65)
Year Ended 7/31/2020	$43.01	(0.01)	11.04	11.03	—	(3.67)	(3.67)
Year Ended 7/31/2019	$43.47	(0.04)	2.95	2.91	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.48	(0.05)	6.56	6.51	—	(2.52)	(2.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2022	$51.01	(17.09%)	0.66%(c)	0.66%(c)	0.09%	46%	$704,377
Year Ended 7/31/2021	$66.78	39.70%	0.66%(c)	0.66%(c)	0.09%	52%	$877,535
Year Ended 7/31/2020	$53.84	27.91%	0.68%	0.68%	0.31%	46%	$526,471
Year Ended 7/31/2019	$45.59	8.24%	0.69%	0.69%	0.26%	35%	$394,049
Year Ended 7/31/2018	$45.70	17.65%	0.69%	0.69%	0.20%	32%	$428,819
Class R
Year Ended 7/31/2022	$46.62	(17.56%)	1.23%(c)	1.23%(c)	(0.48%)	46%	$8,043
Year Ended 7/31/2021	$61.49	38.92%	1.24%(c)	1.24%(c),(d)	(0.44%)	52%	$10,247
Year Ended 7/31/2020	$50.11	27.14%	1.27%	1.27%(d)	(0.28%)	46%	$11,856
Year Ended 7/31/2019	$42.92	7.57%	1.29%	1.29%	(0.35%)	35%	$13,233
Year Ended 7/31/2018	$43.49	16.96%	1.30%	1.30%(d)	(0.35%)	32%	$15,911
Class V
Year Ended 7/31/2022	$46.98	(17.36%)	0.98%(c)	0.98%(c)	(0.23%)	46%	$240,158
Year Ended 7/31/2021	$61.93	39.26%	0.99%(c)	0.99%(c),(d)	(0.21%)	52%	$309,330
Year Ended 7/31/2020	$50.37	27.49%	1.02%	1.02%(d)	(0.03%)	46%	$241,606
Year Ended 7/31/2019	$43.01	7.84%	1.04%	1.04%	(0.11%)	35%	$205,528
Year Ended 7/31/2018	$43.47	17.25%	1.05%	1.05%(d)	(0.13%)	32%	$208,329
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements
July 31, 2022
Note 1. Organization
Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date and are closed to new investors and new accounts. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Large Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
July 31, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	477,343*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(7,044,891)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(620,161)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	57,601,363

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Large Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
July 31, 2022
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2022 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Large Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
July 31, 2022
For the year ended July 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Class E	0.28
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
Class V	0.08
The Fund and certain other affiliated investment companies had severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expired on January 31, 2019. Prior to being dissolved on March 17, 2022, SDC was owned by six associated investment companies, including the Fund.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $9,062.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class E shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.10% and 0.50% of the average daily net assets attributable to Class A, Class C, Class E and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
28	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	858,604
Class C	—	1.00(b)	4,543
Class E	4.50	1.00(b)	315
Class V	5.75	0.50 - 1.00(a)	4,925

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2021 through November 30, 2022	Prior to December 1, 2021
Class A	1.10%	1.10%
Advisor Class	0.85	0.85
Class C	1.85	1.85
Class E	1.36	1.40
Institutional Class	0.85	0.85
Institutional 2 Class	0.83	0.83
Institutional 3 Class	0.79	0.78
Class R	1.35	1.35
Class V	1.10	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Large Cap Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
July 31, 2022
At July, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(62)	62	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2022			Year Ended July 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
134,078,907	340,328,359	474,407,266	42,999,531	490,150,672	533,150,203
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	2,089,054,311
At July 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,295,067,802	2,156,880,074	(67,825,763)	2,089,054,311
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
6,548,768	50,324,805
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,334,056,554 and $2,804,425,799, respectively, for the year ended July 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,540,000	1.74	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at July 31, 2022 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
Columbia Large Cap Growth Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
July 31, 2022
The Fund had no borrowings during the year ended July 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
32	Columbia Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2022, affiliated shareholders of record owned 45.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Large Cap Growth Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Large Cap Growth Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
21.62%	20.30%	$165,737,588
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Large Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Large Cap Growth Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Columbia Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Large Cap Growth Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
40	Columbia Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Large Cap Growth Fund | Annual Report 2022	41

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
42	Columbia Large Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2022	43

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
44	Columbia Large Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2022	45

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Columbia Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN174_07_M01_(09/22)

Annual Report
July 31, 2022
Columbia Oregon Intermediate Municipal Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Oregon Intermediate Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Oregon Intermediate Municipal Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).
Portfolio management
Paul Fuchs, CFA
Co-Portfolio Manager
Managed Fund since 2016
Douglas Rangel, CFA
Co-Portfolio Manager
Managed Fund since June 2022
Anders Myhran, CFA*
Co-Portfolio Manager
Managed Fund since 2019
* Following his retirement on September 30, 2022, Mr. Myhran will no longer serve as portfolio manager of the Fund.
Average annual total returns (%) (for the period ended July 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-5.83	1.12	1.50
	Including sales charges		-8.64	0.49	1.19
Advisor Class*		03/19/13	-5.52	1.39	1.77
Class C	Excluding sales charges	10/13/03	-6.26	0.66	1.06
	Including sales charges		-7.18	0.66	1.06
Institutional Class		07/02/84	-5.60	1.37	1.75
Institutional 2 Class*		11/08/12	-5.58	1.40	1.79
Institutional 3 Class*		03/01/17	-5.51	1.45	1.80
Bloomberg 3-15 Year Blend Municipal Bond Index			-5.58	1.84	2.32
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2012 — July 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2022)
AAA rating	6.7
AA rating	68.4
A rating	17.1
BBB rating	1.6
BB rating	1.0
Not rated	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2022, Class A shares of Columbia Oregon Intermediate Municipal Bond Fund returned -5.83% excluding sales charges. Institutional Class shares of the Fund returned -5.60%. The Fund underperformed its benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, which returned -5.58% for the same time period.
Market overview
As the period began, a Delta-variant-driven resurgence in COVID-19 cases weighed on investors’ minds. Supply chain disruptions, energy shortages and transportation bottlenecks pressured inflation and interest rates higher. While interest rate volatility led most fixed-income sectors to negative returns, municipal performance remained one of the few positive corners of the domestic fixed-income landscape on a year-to-date basis in 2021. Inflows remained positive. Post-COVID-19 tax revenue performance in most locales continued to outpace expectations, improving credit fundamentals and leaving many municipal issuers in healthy fiscal positions. With growth and employment seemingly on track, messaging from the U.S. Federal Reserve (Fed) made a marked shift toward combatting inflationary pressures. As such, the Fed began tapering asset purchases while acknowledging that conditions pushing inflation could last well into 2022. The combination of these market crosswinds served to elevate rate volatility for the period.
Municipals were not immune to the volatility yet still managed solid outperformance versus Treasuries. While passage of the bipartisan infrastructure spending plan provided additional support to municipals via federal spending, movement toward higher individual tax rates, which could have boosted demand, was left out of the final bill. Even without demand-inducing tax hikes, inflows remained positive. According to Lipper, municipal funds closed 2021 with a record $101 billion into the asset class. On the supply side, full-year 2021 issuance for tax-exempt and taxable municipals were $343 billion and $133 billion, respectively. A combination of tax revenue outperformance driven by continued economic expansion and additional federal spending from the infrastructure bill left many municipal issuers in very healthy fiscal positions as 2021 drew to a close.
Entering 2022 with relatively full valuations and low absolute yields left little margin for error for municipal bonds, and, as messaging from the Fed grew increasingly hawkish, municipals could no longer remain immune from rising rates. The first quarter closed with the Bloomberg Municipal Bond Index down 6.23% in the worst drawdown since the COVID-19 selloff and the worst first-quarter return since 1980. As is often the case with municipals, negative returns precipitated outflows, which in turn led to more negative returns. Long and intermediate national funds, as well as high-yield funds, experienced the heaviest pressure.
Rising rates, coupled with outflows, had a positive side effect for the municipal market. Valuations relative to Treasuries ended the first quarter of 2022 near their long-term averages, and, versus other fixed-income alternatives, taxable equivalent yields were attractive enough to begin enticing even bank and insurance buyers back into the municipal market. Buyers of municipal credit were also drawn in by the solid fundamentals underpinning state and local governments. On the back of record tax collections, substantial federal aid and a growing economy, municipal credit remained rather healthy. Upgrades continued to outpace downgrades, and, even in the riskiest segments of the municipal market, defaults were exceptionally low.
The municipal bond market continued to sell off as the second quarter of 2022 began. Interest rate volatility drove persistent outflows, which kept prices from finding a floor despite relative value measures appearing quite attractive. By mid-May, a stabilization of outflows coupled with a recognition of very attractive valuations sparked a sharp rally. Even with this reversal, ratios remained attractive relative to long-term averages. This rally proved short-lived, as June brought with it fresh highs for Treasury yields. While this selloff can still be described primarily as rate-driven, a more pronounced divergence between credit quality emerged, as concerns over slowing growth spilled into municipal sectors.
Volatility remained the central theme in the final month of the period as the market continued to process competing narratives of stubbornly high inflation and rapidly decelerating growth. The Fed, for its part, acutely focused on bringing inflation under control, increased the target fed funds rate by 75 basis points (bps) at the July meeting. (A basis point is 1/100 of one percent.)
July’s rally in municipals was also fueled by valuations that had reached historically cheap levels. Coupled with the move lower in yields, a stabilization of municipal fund flows pushed credit spreads tighter during the month. Muni/Treasury yield ratios also retraced some of their recent cheapening, with ratios across the curve closing July richer between 4% and 11%. Front-end ratios appeared quite expensive versus historical averages, while 10-year and 30-year ratios were still indicating
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
fair-to-slightly-cheap entry points. New issue supply reached $22 billion, the second lowest monthly total of 2022. July is often a light new issuance month, but 2022 so far saw even lighter supply as the combination of municipal issuers flush with cash and volatile markets kept new bond deals at bay. Continued stabilization of fund flows, along with lighter new supply, may help the market find solid footing.
The Fund’s notable detractors during the period
·	As interest rates rose during the period, longer duration, more interest-rate sensitive bond structures underperformed. The Fund’s overweighting to zero coupon bonds and sub 5% coupon bonds underperformed as these lower coupon bonds are more sensitive to changes in interest rates.
·	The Fund’s slight overweight to bonds maturing in 17 – 22 years detracted from performance as longer maturity bonds also underperformed during the period.
·	The Fund’s overweighting to hospital bonds held back performance as hospitals reported weaker operating performance. The uptick in COVID-19 cases during the period interrupted the ability for many hospitals to perform profitable elective surgeries. Rapidly increasing labor costs needed to hire nurses further reduced profitability within the hospital sector.
The Fund’s notable contributors during the period
·	During a period of meaningful increases in interest rates and outperformance by the highest quality segments of the municipal market, the Fund’s below benchmark duration and higher quality profile were the two biggest positive contributors to relative performance.
○	The Fund began the period with a duration roughly 0.3 years below that of its benchmark and ended the period at 0.2 years below that of the benchmark.
○	The credit quality of the Oregon municipal market is higher than that of the national market. The Fund also had a 12% overweighting to AA rated bonds. It’s not uncommon for the Fund to outperform the national municipal market during periods of stress due to the stronger credit profile of the Oregon market.
·	The Fund’s overweighting in bonds with maturities of two years or less also contributed to Fund performance. These bonds were more insulated to withstand the interest rate increases and price declines experienced during the period.
·	An overweight in pre-refunded bonds, which are of very high quality, also served the Fund well as a defensive structure during this time of market stress.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2022 — July 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	968.60	1,020.55	3.91	4.01	0.81
Advisor Class	1,000.00	1,000.00	970.60	1,021.77	2.71	2.78	0.56
Class C	1,000.00	1,000.00	966.40	1,018.34	6.08	6.24	1.26
Institutional Class	1,000.00	1,000.00	969.80	1,021.77	2.70	2.78	0.56
Institutional 2 Class	1,000.00	1,000.00	969.90	1,021.97	2.51	2.58	0.52
Institutional 3 Class	1,000.00	1,000.00	971.00	1,022.17	2.32	2.38	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	7

Portfolio of Investments
July 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.7%
Issue Description	Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.7%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.890%	600,000	600,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.890%	1,800,000	1,800,000
Total			2,400,000
Total Floating Rate Notes (Cost $2,400,000)			2,400,000

Municipal Bonds 96.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.9%
Port of Portland
Refunding Revenue Bonds
Portland International Airport
Series 2015-23
07/01/2028	5.000%	1,240,000	1,340,410
07/01/2031	5.000%	1,750,000	1,869,561
07/01/2032	5.000%	2,000,000	2,132,897
Port of Portland(c)
Revenue Bonds
Portland International Airport
Series 2022
07/01/2039	4.000%	5,000,000	5,017,746
Port of Portland Airport(c)
Revenue Bonds
Portland International Airport
Series 2019
07/01/2035	5.000%	1,680,000	1,851,462
07/01/2036	5.000%	650,000	715,001
Series 2020A-27
07/01/2030	5.000%	3,000,000	3,442,353
Total			16,369,430
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 0.2%
Oregon State Facilities Authority(d)
Revenue Bonds
Redmond Proficiency Academy Project
Series 2015
06/15/2025	4.750%	200,000	203,307
06/15/2035	5.500%	540,000	553,331
Total			756,638
Higher Education 1.4%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2015
05/01/2030	5.000%	550,000	579,275
05/01/2036	5.000%	1,500,000	1,560,324
Oak Tree Foundation Project
Series 2017
03/01/2024	5.000%	250,000	256,525
03/01/2025	5.000%	200,000	207,586
Pacific University
Series 2022
05/01/2037	4.000%	635,000	638,283
County of Yamhill
Refunding Revenue Bonds
George Fox University Project
Series 2021
12/01/2036	4.000%	500,000	508,864
Oregon State Facilities Authority
Refunding Revenue Bonds
University of Portland
Series 2015A
04/01/2030	5.000%	500,000	530,818
04/01/2031	5.000%	530,000	560,810
Total			4,842,485
Hospital 11.9%
Klamath Falls Intercommunity Hospital Authority
Refunding Revenue Bonds
Sky Lakes Medical Center Project
Series 2012
09/01/2022	5.000%	500,000	501,548
Series 2016
09/01/2028	5.000%	265,000	287,766
09/01/2030	5.000%	830,000	895,446
09/01/2031	5.000%	500,000	537,863
09/01/2032	5.000%	270,000	289,758
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2033	5.000%	1,200,000	1,356,783
08/15/2037	5.000%	2,900,000	3,226,232
08/15/2039	4.000%	1,100,000	1,106,301
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	7,500,000	8,184,899
Series 2019A
07/01/2032	5.000%	5,175,000	5,918,970
Series 2021B-2 (Mandatory Put 02/01/32)
07/01/2046	5.000%	1,235,000	1,417,662
Revenue Bonds
Green Bonds
Series 2021A
07/01/2038	5.000%	1,000,000	1,144,254
Oregon State Facilities Authority
Refunding Revenue Bonds
Legacy Health Project
Series 2016A
06/01/2033	5.000%	1,600,000	1,704,610
06/01/2034	5.000%	3,185,000	3,391,033
PeaceHealth Project
Series 2014A
11/15/2029	5.000%	1,600,000	1,658,389
Salem Hospital Facility Authority
Refunding Revenue Bonds
Salem Health Project
Series 2016A
05/15/2029	5.000%	1,000,000	1,082,125
05/15/2030	5.000%	1,000,000	1,078,844
05/15/2031	5.000%	1,025,000	1,102,706
Series 2019
05/15/2037	5.000%	2,305,000	2,486,273
Salem Health Projects
Series 2016A
05/15/2041	4.000%	2,500,000	2,495,239
Total			39,866,701
Local General Obligation 32.3%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis(e)
Unlimited General Obligation Bonds
Series 2018A
06/15/2038	5.000%	500,000	559,089
Blue Mountain Community College District
Unlimited General Obligation Bonds
Series 2015
06/15/2029	4.000%	1,000,000	1,053,198
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Boardman Park & Recreation District
Unlimited General Obligation Bonds
Series 2015
06/15/2035	5.250%	3,400,000	3,538,973
Canyonville South Umpqua Rural Fire Protection District
Unlimited General Obligation Bonds
Series 2001
07/01/2031	5.400%	560,000	561,910
Central Oregon Community College
Unlimited General Obligation Refunding Bonds
Series 2021
06/15/2028	4.000%	525,000	579,112
Chemeketa Community College District
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2026	5.000%	1,100,000	1,165,761
Series 2015
06/15/2026	4.000%	1,745,000	1,851,802
City of Hillsboro
Limited General Obligation Refunding Bonds
Series 2012
06/01/2025	4.000%	1,875,000	1,877,013
City of Lebanon
Unlimited General Obligation Refunding Bonds
Series 2015
06/01/2026	5.000%	1,675,000	1,818,652
06/01/2027	5.000%	1,715,000	1,858,127
City of Portland
Limited General Obligation Bonds
Limited Tax Sellwood Bridge Project
Series 2014
06/01/2024	5.000%	1,985,000	2,106,615
Limited General Obligation Refunding Bonds
Series 2021A
06/01/2029	5.000%	2,000,000	2,370,560
Unlimited General Obligation Refunding Bonds
Public Safety Projects and Emergency Facilities
Series 2014
06/15/2024	5.000%	1,885,000	2,002,721
City of Redmond
Limited General Obligation Bonds
Series 2014A
06/01/2027	5.000%	685,000	723,394
City of Salem
Unlimited General Obligation Refunding Bonds
Series 2017
06/01/2030	4.000%	2,000,000	2,157,744
City of Sisters
Limited General Obligation Refunding Bonds
Series 2016
12/01/2035	4.000%	620,000	638,341

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas & Washington Counties School District No. 3
Unlimited General Obligation Bonds
Series 2020B
06/15/2028	5.000%	275,000	319,928
06/15/2029	5.000%	435,000	514,384
Clackamas Community College District(e)
Unlimited General Obligation Bonds
Convertible Deferred Interest
Series 2017A
06/15/2038	5.000%	760,000	844,670
Clackamas County School District No. 108 Estacada
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
06/15/2025	5.500%	2,485,000	2,746,315
Clackamas County School District No. 12 North Clackamas
Unlimited General Obligation Bonds
Series 2017B
06/15/2033	5.000%	3,500,000	3,915,449
Clatsop County School District No. 1-C
Unlimited General Obligation Bonds
Astoria
06/15/2035	5.000%	1,000,000	1,144,453
Clatsop County School District No. 30 Warrenton-Hammond(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2019
06/15/2035	0.000%	1,000,000	625,749
Columbia County School District No. 502(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2020A
06/15/2033	0.000%	300,000	208,497
Coos County School District No. 9 Coos Bay
Unlimited General Obligation Bonds
Series 2018
06/15/2034	5.000%	500,000	568,019
06/15/2035	5.000%	1,000,000	1,133,741
County of Clackamas
Unlimited General Obligation Refunding Bonds
Series 2020
06/01/2030	4.000%	1,030,000	1,153,721
06/01/2031	4.000%	1,060,000	1,180,811
Deschutes & Jefferson Counties School District No. 2J Redmond
Unlimited General Obligation Bonds
Series 2021
06/15/2038	4.000%	650,000	679,534
Deschutes County School District No. 6 Sisters
Unlimited General Obligation Bonds
Series 2021
06/15/2028	5.000%	335,000	388,725
06/15/2033	4.000%	380,000	417,599
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsboro School District No. 1J
Unlimited General Obligation Bonds
Washington, Yamhill and Multnomah Counties
Series 2017
06/15/2035	5.000%	2,500,000	2,788,224
Series 2020
06/15/2029	5.000%	550,000	649,215
06/15/2038	4.000%	2,500,000	2,602,412
Jackson County School District No. 4(f)
Unlimited General Obligation Bonds
Series 2018A
06/15/2033	0.000%	1,000,000	678,094
Jackson County School District No. 5 Ashland
Unlimited General Obligation Bonds
Series 2019
06/15/2036	5.000%	3,000,000	3,406,760
Jackson County School District No. 549C Medford
Unlimited General Obligation Refunding Bonds
Series 2015
12/15/2023	5.000%	1,000,000	1,046,122
Jackson County School District No. 6 Central Point
Unlimited General Obligation Bonds
Series 2019A
06/15/2036	4.000%	1,145,000	1,225,436
Lane Community College
Unlimited General Obligation Bonds
Series 2012
06/15/2023	5.000%	1,000,000	1,001,643
Series 2020A
06/15/2033	4.000%	1,000,000	1,088,203
06/15/2037	4.000%	2,000,000	2,123,501
Lane County School District No. 1 Pleasant Hill(f)
Unlimited General Obligation Bonds
Series 2014B
06/15/2029	0.000%	1,775,000	1,467,378
Lane County School District No. 19 Springfield(f)
Unlimited General Obligation Bonds
Series 2015B
06/15/2033	0.000%	3,770,000	2,620,112
Unlimited General Obligation Refunding Bonds
Series 2015D
06/15/2024	0.000%	2,305,000	2,212,008
06/15/2028	0.000%	1,480,000	1,259,860
Lane County School District No. 52 Bethel
Unlimited General Obligation Bonds
Series 2021B
06/15/2035	4.000%	1,590,000	1,734,598
Linn & Benton Counties School District No. 8J Greater Albany
Unlimited General Obligation Bonds
Series 2017
06/15/2030	5.000%	1,000,000	1,132,463

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Marion County School District No. 15 North Marion
Unlimited General Obligation Bonds
Series 2018B
06/15/2032	5.000%	1,000,000	1,149,603
06/15/2033	5.000%	240,000	274,876
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(f)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	4,000,000	2,664,670
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow
Unlimited General Obligation Bonds
Series 2017B
06/15/2031	5.000%	3,000,000	3,379,621
Multnomah County School District No. 1 Portland
Unlimited General Obligation Bonds
Series 2020
06/15/2029	5.000%	2,680,000	3,167,199
Multnomah County School District No. 7 Reynolds(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2015B
06/15/2030	0.000%	4,000,000	2,997,898
Polk Marion & Benton Counties School District No. 13J Central
Unlimited General Obligation Refunding Bonds
Series 2015
02/01/2027	4.000%	750,000	788,546
02/01/2028	4.000%	1,000,000	1,049,102
Portland Community College District
Unlimited General Obligation Bonds
Series 2018
06/15/2029	5.000%	1,000,000	1,107,949
Unlimited General Obligation Refunding Bonds
Series 2016
06/15/2027	5.000%	2,100,000	2,337,455
Salem-Keizer School District No. 24J
Unlimited General Obligation Bonds
Series 2018
06/15/2035	4.000%	1,000,000	1,057,094
Series 2020B
06/15/2033	5.000%	1,450,000	1,701,163
06/15/2034	5.000%	2,000,000	2,332,799
Washington & Multnomah Counties School District No. 48J Beaverton
Unlimited General Obligation Bonds
Convertible
Series 2017D
06/15/2025	5.000%	2,860,000	3,117,528
Washington Clackamas & Yamhill Counties School District No. 88J(f)
Unlimited General Obligation Bonds
Deferred Interest
Series 2018A
06/15/2037	0.000%	3,500,000	1,981,980
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Clackamas & Yamhill Counties School District No. 88J
Unlimited General Obligation Bonds
Sherwood College
Series 2017B
06/15/2031	5.000%	4,500,000	5,053,960
Washington County School District No. 15 Forest Grove
Unlimited General Obligation Bonds
Series 2012A
06/15/2024	5.000%	1,780,000	1,783,337
Yamhill Clackamas & Washington Counties School District No. 29J Newberg
Unlimited General Obligation Bonds
Series 2021B
06/15/2028	4.000%	2,000,000	2,210,795
06/15/2029	4.000%	2,000,000	2,224,290
Total			108,120,501
Multi-Family 1.6%
Oregon State Facilities Authority(d)
Revenue Bonds
College Housing Northwest Project
Series 2016A
10/01/2026	4.000%	400,000	395,451
10/01/2036	5.000%	1,000,000	990,925
State of Oregon Housing & Community Services Department(e)
Revenue Bonds
Plaza Los Amigos Apartments Project
Series 2022 (Mandatory Put 02/01/25)
02/01/2026	3.000%	2,000,000	2,011,090
State of Oregon Housing & Community Services Department
Revenue Bonds
Susan Emmons Apartment Project (The)
Series 2021 (HUD) (Mandatory Put 12/01/23)
06/01/2024	0.380%	2,000,000	1,944,192
Total			5,341,658
Municipal Power 2.1%
Central Lincoln People’s Utility District JATC, Inc.
Revenue Bonds
Series 2016
12/01/2033	5.000%	350,000	380,621
12/01/2034	5.000%	400,000	434,459
12/01/2035	5.000%	410,000	445,046
12/01/2036	5.000%	440,000	477,169
City of Eugene Electric Utility System
Revenue Bonds
Series 2017
08/01/2029	5.000%	530,000	603,673
08/01/2030	5.000%	420,000	477,313
08/01/2031	5.000%	450,000	508,443
08/01/2032	5.000%	250,000	281,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northern Wasco County Peoples Utility District
Revenue Bonds
Series 2016
12/01/2031	5.000%	1,455,000	1,621,389
12/01/2036	5.000%	1,545,000	1,708,214
Total			6,938,039
Other Bond Issue 0.8%
Oregon State Business Development Commission
Revenue Bonds
Intel Corp. Project
Series 2018-232 (Mandatory Put 08/14/23)
12/01/2040	2.400%	2,000,000	2,007,568
Warm Springs Reservation Confederated Tribe(d),(g)
Refunding Revenue Bonds
Green Bonds - Pelton-Round Butte Project
Series 2019
11/01/2036	5.000%	590,000	663,524
Total			2,671,092
Pool / Bond Bank 0.7%
Oregon State Bond Bank
Refunding Revenue Bonds
Series 2018A
01/01/2028	5.000%	850,000	936,020
01/01/2029	5.000%	1,120,000	1,229,837
Total			2,165,857
Ports 0.8%
Port of Morrow
Limited General Obligation Refunding Bonds
Subordinated Series 2021D
12/01/2034	4.000%	1,250,000	1,336,525
12/01/2035	4.000%	1,290,000	1,376,213
Total			2,712,738
Refunded / Escrowed 10.6%
Central Oregon Community College
Prerefunded 06/01/24 Limited General Obligation Bonds
Series 2014
06/01/2029	5.000%	500,000	529,793
City of Madras
Prerefunded 02/15/23 Unlimited General Obligation Bonds
Series 2013
02/15/2024	4.000%	315,000	319,175
02/15/2027	4.500%	500,000	507,957
Clackamas County School District No. 12 North Clackamas
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014
06/15/2029	5.000%	1,500,000	1,592,685
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County School District No. 509J
Prerefunded 06/15/23 Unlimited General Obligation Bonds
Madras
Series 2013B
06/15/2028	5.000%	2,095,000	2,157,347
Klamath Falls City Schools
Prerefunded 06/15/25 Unlimited General Obligation Bonds
Series 2015A
06/15/2028	4.000%	500,000	530,563
Lane County School District No. 19 Springfield
Prerefunded 06/15/25 Unlimited General Obligation Bonds
Series 2015A
06/15/2031	5.000%	2,000,000	2,179,689
Oregon City School District No. 62
Prerefunded 06/01/24 Unlimited General Obligation Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	990,000	1,049,915
06/01/2034	5.000%	780,000	826,478
Oregon State Facilities Authority
Prerefunded 07/01/27 Revenue Bonds
Reed College Project
Series 2017A
07/01/2032	4.000%	250,000	274,222
Refunding Revenue Bonds
College Housing Northwest Project
Series 2013A Escrowed to Maturity
10/01/2022	4.000%	875,000	878,564
Port of Morrow
Prerefunded 06/01/23 Limited General Obligation Bonds
Series 2016
12/01/2027	5.000%	615,000	632,487
12/01/2028	5.000%	645,000	663,340
12/01/2029	5.000%	340,000	349,667
12/01/2030	5.000%	335,000	344,525
12/01/2031	5.000%	375,000	385,663
12/01/2036	5.000%	1,160,000	1,192,983
Puerto Rico Public Finance Corp.(g)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	5,000,000	5,735,837
Tri-County Metropolitan Transportation District of Oregon
Prerefunded 09/01/26 Revenue Bonds
Senior Lien
Series 2016
09/01/2031	4.000%	1,000,000	1,084,812
09/01/2032	4.000%	1,250,000	1,356,015
Senior Lien Payroll Tax
Series 2017A
09/01/2032	5.000%	1,595,000	1,794,713

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 09/01/27 Revenue Bonds
Series 2018A
09/01/2034	5.000%	550,000	633,309
09/01/2035	5.000%	800,000	921,176
Umatilla County School District No. 16R Pendleton
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014A
06/15/2030	5.000%	1,110,000	1,178,587
06/15/2031	5.000%	2,890,000	3,068,573
Union County School District No. 1 La Grande
Prerefunded 06/15/25 Unlimited General Obligation Bonds
Series 2015
06/15/2030	4.000%	1,000,000	1,062,571
Washington & Multnomah Counties School District No. 48J Beaverton
Prerefunded 06/15/24 Unlimited General Obligation Bonds
Series 2014
06/15/2033	5.000%	4,000,000	4,248,686
Total			35,499,332
Retirement Communities 3.2%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project - TEMPS-50
Series 2020
11/15/2025	2.750%	1,000,000	985,428
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2038	5.000%	220,000	212,983
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	4,000,000	4,070,568
Terwilliger Plaza, Inc.
Series 2012
12/01/2022	5.000%	255,000	256,352
Series 2016
12/01/2030	5.000%	325,000	336,089
12/01/2036	5.000%	900,000	922,097
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Rogue Valley Manor
Series 2013
10/01/2022	5.000%	625,000	627,936
10/01/2023	5.000%	645,000	665,288
10/01/2024	5.000%	455,000	468,997
Salem Hospital Facility Authority
Refunding Revenue Bonds
Capital Manor Project
Series 2022
05/15/2040	4.000%	800,000	750,415
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Capital Manor Project
Series 2018
05/15/2033	5.000%	550,000	580,376
05/15/2038	5.000%	500,000	523,990
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview Retirement Community
Series 2016
11/15/2026	4.000%	365,000	357,242
Total			10,757,761
Single Family 2.2%
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
07/01/2032	3.150%	1,485,000	1,492,078
Series 2020A
07/01/2028	1.700%	1,040,000	981,363
01/01/2029	1.750%	1,010,000	945,922
Series 2020C
07/01/2035	2.000%	2,000,000	1,687,920
Single-Family Mortgage Program
Series 2021A
01/01/2027	0.800%	895,000	827,539
07/01/2027	0.950%	1,015,000	936,257
01/01/2029	1.200%	250,000	225,441
01/01/2030	1.450%	375,000	337,144
Total			7,433,664
Special Non Property Tax 7.7%
Metro
Revenue Bonds
Convention Center Hotel
Series 2017
06/15/2030	5.000%	435,000	491,117
06/15/2031	5.000%	725,000	815,672
06/15/2032	5.000%	780,000	874,873
Oregon State Lottery
Refunding Revenue Bonds
Series 2014B
04/01/2027	5.000%	1,750,000	1,840,217
Series 2015D
04/01/2027	5.000%	2,500,000	2,702,269
Revenue Bonds
Series 2019A
04/01/2036	5.000%	1,000,000	1,142,105
State of Oregon Department of Transportation
Refunding Revenue Bonds
Senior Lien
Series 2017B
11/15/2026	5.000%	4,000,000	4,514,453

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Senior Lien User Tax
Series 2017C
11/15/2026	5.000%	1,000,000	1,128,613
Subordinated Series 2019A
11/15/2036	5.000%	2,000,000	2,295,115
11/15/2038	5.000%	1,020,000	1,162,475
Revenue Bonds
Subordinated Series 2020A
11/15/2037	5.000%	4,850,000	5,607,227
Tri-County Metropolitan Transportation District of Oregon
Revenue Bonds
Series 2019A
09/01/2037	5.000%	1,500,000	1,698,345
09/01/2039	4.000%	1,460,000	1,506,691
Total			25,779,172
Special Property Tax 0.6%
City of Keizer
Special Assessment Bonds
Keizer Station Area
Series 2008A
06/01/2031	5.200%	1,850,000	1,855,067
State General Obligation 5.5%
State of Oregon
Limited General Obligation Refunding Bonds
Veterans Welfare Bonds
Series 2020I
12/01/2030	1.950%	555,000	519,965
12/01/2031	2.000%	450,000	416,077
Unlimited General Obligation Bonds
Article XI - Q State Project
Series 2017A
05/01/2026	5.000%	1,250,000	1,397,493
Series 2021
05/01/2031	5.000%	1,550,000	1,881,464
Series 2021K
11/01/2029	5.000%	1,275,000	1,521,115
Series 2015F
05/01/2030	5.000%	5,565,000	6,003,111
Series 2019
06/01/2038	5.000%	3,000,000	3,417,268
Series 2019G
08/01/2033	5.000%	1,320,000	1,535,715
Unlimited General Obligation Notes
Higher Education
Series 2016C
08/01/2033	5.000%	750,000	826,944
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016A
08/01/2031	3.500%	500,000	517,789
08/01/2032	3.500%	500,000	513,698
Total			18,550,639
Transportation 3.2%
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Series 2017
10/01/2026	5.000%	1,235,000	1,379,290
10/01/2027	5.000%	1,485,000	1,689,671
Revenue Bonds
Series 2018A
10/01/2032	5.000%	6,800,000	7,584,496
Total			10,653,457
Water & Sewer 6.6%
City of Albany
Limited General Obligation Refunding Bonds
Series 2013
08/01/2023	4.000%	1,290,000	1,320,340
City of Beaverton Water
Revenue Bonds
Series 2018
04/01/2034	5.000%	1,125,000	1,273,781
City of Bend Sewer
Revenue Bonds
Series 2020
05/01/2039	5.000%	1,390,000	1,582,282
City of Eugene Water Utility System
Refunding Revenue Bonds
Utility System
Series 2016
08/01/2032	4.000%	500,000	529,805
City of Portland Water System
Refunding Revenue Bonds
1st Lien
Series 2016A
04/01/2030	4.000%	7,375,000	7,839,888
Subordinated Series 2021B
05/01/2028	5.000%	1,000,000	1,161,288
05/01/2029	5.000%	1,000,000	1,176,796
Revenue Bonds
Second Lien
Subordinated Series 2019A
05/01/2036	5.000%	1,500,000	1,713,873
Series 2014A
05/01/2028	4.000%	3,390,000	3,507,928

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Springfield Sewer System
Refunding Revenue Bonds
Series 2017
04/01/2025	4.000%	200,000	211,491
04/01/2026	4.000%	250,000	268,692
04/01/2027	4.000%	270,000	294,157
Clackamas River Water
Revenue Bonds
Series 2016
11/01/2032	5.000%	200,000	214,634
11/01/2033	5.000%	265,000	283,951
11/01/2034	5.000%	250,000	267,602
11/01/2035	5.000%	225,000	240,656
11/01/2036	5.000%	200,000	213,696
Total			22,100,860
Total Municipal Bonds (Cost $325,823,759)			322,415,091
Money Market Funds 2.3%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.986%(h)	214,797	214,775
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.001%(h)	7,571,968	7,571,968
Total Money Market Funds (Cost $7,786,765)		7,786,743
Total Investments in Securities (Cost: $336,010,524)		332,601,834
Other Assets & Liabilities, Net		2,337,212
Net Assets		334,939,046

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2022.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2022, the total value of these securities amounted to $2,806,538, which represents 0.84% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2022.
(f)	Zero coupon bond.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2022, the total value of these securities amounted to $6,399,361, which represents 1.91% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2022.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
HUD	Department of Housing and Urban Development
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
July 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,400,000	—	2,400,000
Municipal Bonds	—	322,415,091	—	322,415,091
Money Market Funds	7,786,743	—	—	7,786,743
Total Investments in Securities	7,786,743	324,815,091	—	332,601,834
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
July 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,010,524)	$332,601,834
Cash	4,845
Receivable for:
Capital shares sold	483,281
Interest	2,663,057
Expense reimbursement due from Investment Manager	236
Prepaid expenses	6,474
Trustees’ deferred compensation plan	102,178
Total assets	335,861,905
Liabilities
Payable for:
Capital shares purchased	187,794
Distributions to shareholders	575,850
Management services fees	4,296
Distribution and/or service fees	313
Transfer agent fees	21,742
Compensation of board members	10,246
Other expenses	20,440
Trustees’ deferred compensation plan	102,178
Total liabilities	922,859
Net assets applicable to outstanding capital stock	$334,939,046
Represented by
Paid in capital	338,248,032
Total distributable earnings (loss)	(3,308,986)
Total - representing net assets applicable to outstanding capital stock	$334,939,046
Class A
Net assets	$36,636,096
Shares outstanding	3,117,086
Net asset value per share	$11.75
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.11
Advisor Class
Net assets	$3,155,836
Shares outstanding	268,434
Net asset value per share	$11.76
Class C
Net assets	$3,243,401
Shares outstanding	275,958
Net asset value per share	$11.75
Institutional Class
Net assets	$241,308,002
Shares outstanding	20,531,264
Net asset value per share	$11.75
Institutional 2 Class
Net assets	$39,877,538
Shares outstanding	3,398,502
Net asset value per share	$11.73
Institutional 3 Class
Net assets	$10,718,173
Shares outstanding	910,904
Net asset value per share	$11.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	17

Statement of Operations
Year Ended July 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$9,434
Interest	8,987,853
Total income	8,997,287
Expenses:
Management services fees	1,640,959
Distribution and/or service fees
Class A	104,321
Class C	33,390
Transfer agent fees
Class A	37,336
Advisor Class	2,927
Class C	3,667
Institutional Class	228,222
Institutional 2 Class	18,635
Institutional 3 Class	727
Compensation of board members	16,589
Custodian fees	2,262
Printing and postage fees	18,255
Registration fees	10,907
Audit fees	29,500
Legal fees	13,934
Compensation of chief compliance officer	92
Other	13,973
Total expenses	2,175,696
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,467)
Fees waived by distributor
Class C	(4,698)
Expense reduction	(380)
Total net expenses	2,070,151
Net investment income	6,927,136
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(200,083)
Net realized loss	(200,083)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,176,242)
Net change in unrealized appreciation (depreciation)	(27,176,242)
Net realized and unrealized loss	(27,376,325)
Net decrease in net assets resulting from operations	$(20,449,189)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended July 31, 2022	Year Ended July 31, 2021
Operations
Net investment income	$6,927,136	$7,210,942
Net realized gain (loss)	(200,083)	25,280
Net change in unrealized appreciation (depreciation)	(27,176,242)	(1,567,752)
Net increase (decrease) in net assets resulting from operations	(20,449,189)	5,668,470
Distributions to shareholders
Net investment income and net realized gains
Class A	(734,921)	(925,372)
Advisor Class	(65,890)	(62,877)
Class C	(53,550)	(93,304)
Institutional Class	(5,138,933)	(6,162,182)
Institutional 2 Class	(698,707)	(723,876)
Institutional 3 Class	(252,762)	(213,859)
Total distributions to shareholders	(6,944,763)	(8,181,470)
Increase (decrease) in net assets from capital stock activity	(290,003)	11,747,514
Total increase (decrease) in net assets	(27,683,955)	9,234,514
Net assets at beginning of year	362,623,001	353,388,487
Net assets at end of year	$334,939,046	$362,623,001
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2022		July 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	685,838	8,328,148	715,810	9,089,451
Distributions reinvested	57,622	699,804	70,270	890,456
Redemptions	(1,138,898)	(13,602,558)	(859,891)	(10,921,882)
Net decrease	(395,438)	(4,574,606)	(73,811)	(941,975)
Advisor Class
Subscriptions	141,491	1,708,751	71,018	900,785
Distributions reinvested	5,427	65,890	4,962	62,877
Redemptions	(133,414)	(1,599,013)	(9,880)	(124,988)
Net increase	13,504	175,628	66,100	838,674
Class C
Subscriptions	32,559	400,557	44,033	557,658
Distributions reinvested	4,310	52,406	7,229	91,633
Redemptions	(144,606)	(1,751,482)	(194,527)	(2,471,232)
Net decrease	(107,737)	(1,298,519)	(143,265)	(1,821,941)
Institutional Class
Subscriptions	2,204,837	26,856,497	1,580,881	20,062,241
Distributions reinvested	325,614	3,950,321	375,671	4,760,339
Redemptions	(2,969,253)	(35,759,051)	(1,874,015)	(23,759,540)
Net increase (decrease)	(438,802)	(4,952,233)	82,537	1,063,040
Institutional 2 Class
Subscriptions	1,692,676	19,937,658	1,164,410	14,768,697
Distributions reinvested	57,828	698,693	57,227	723,871
Redemptions	(983,721)	(11,744,059)	(413,551)	(5,232,171)
Net increase	766,783	8,892,292	808,086	10,260,397
Institutional 3 Class
Subscriptions	589,265	7,196,027	228,471	2,901,112
Distributions reinvested	12,279	148,873	10,744	136,339
Redemptions	(496,051)	(5,877,465)	(54,214)	(688,132)
Net increase	105,493	1,467,435	185,001	2,349,319
Total net increase (decrease)	(56,197)	(290,003)	924,648	11,747,514
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

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Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2022	$12.70	0.21	(0.95)	(0.74)	(0.21)	—	(0.21)
Year Ended 7/31/2021	$12.79	0.23	(0.06)	0.17	(0.23)	(0.03)	(0.26)
Year Ended 7/31/2020	$12.52	0.27	0.29	0.56	(0.27)	(0.02)	(0.29)
Year Ended 7/31/2019	$12.14	0.30	0.41	0.71	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2018	$12.45	0.31	(0.31)	0.00(d)	(0.31)	—	(0.31)
Advisor Class
Year Ended 7/31/2022	$12.70	0.24	(0.94)	(0.70)	(0.24)	—	(0.24)
Year Ended 7/31/2021	$12.79	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Class C
Year Ended 7/31/2022	$12.70	0.16	(0.95)	(0.79)	(0.16)	—	(0.16)
Year Ended 7/31/2021	$12.79	0.17	(0.05)	0.12	(0.18)	(0.03)	(0.21)
Year Ended 7/31/2020	$12.52	0.22	0.28	0.50	(0.21)	(0.02)	(0.23)
Year Ended 7/31/2019	$12.14	0.25	0.40	0.65	(0.25)	(0.02)	(0.27)
Year Ended 7/31/2018	$12.45	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)
Institutional Class
Year Ended 7/31/2022	$12.70	0.24	(0.95)	(0.71)	(0.24)	—	(0.24)
Year Ended 7/31/2021	$12.79	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.52	0.30	0.29	0.59	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Institutional 2 Class
Year Ended 7/31/2022	$12.68	0.25	(0.95)	(0.70)	(0.25)	—	(0.25)
Year Ended 7/31/2021	$12.77	0.26	(0.05)	0.21	(0.27)	(0.03)	(0.30)
Year Ended 7/31/2020	$12.51	0.31	0.27	0.58	(0.30)	(0.02)	(0.32)
Year Ended 7/31/2019	$12.12	0.34	0.41	0.75	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.43	0.34	(0.31)	0.03	(0.34)	—	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2022	$11.75	(5.83%)	0.84%	0.81%(c)	1.76%	11%	$36,636
Year Ended 7/31/2021	$12.70	1.38%	0.84%	0.81%(c)	1.81%	5%	$44,606
Year Ended 7/31/2020	$12.79	4.52%	0.84%	0.81%(c)	2.16%	9%	$45,868
Year Ended 7/31/2019	$12.52	5.94%	0.84%	0.83%	2.49%	8%	$44,185
Year Ended 7/31/2018	$12.14	0.01%	0.84%	0.84%(c)	2.53%	10%	$39,896
Advisor Class
Year Ended 7/31/2022	$11.76	(5.52%)	0.59%	0.56%(c)	2.01%	11%	$3,156
Year Ended 7/31/2021	$12.70	1.63%	0.59%	0.56%(c)	2.06%	5%	$3,238
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.40%	9%	$2,415
Year Ended 7/31/2019	$12.52	6.21%	0.59%	0.57%	2.73%	8%	$1,919
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.78%	10%	$660
Class C
Year Ended 7/31/2022	$11.75	(6.26%)	1.40%	1.26%(c)	1.30%	11%	$3,243
Year Ended 7/31/2021	$12.70	0.92%	1.59%	1.26%(c),(e)	1.36%	5%	$4,873
Year Ended 7/31/2020	$12.79	4.05%	1.59%	1.26%(c),(e)	1.72%	9%	$6,740
Year Ended 7/31/2019	$12.52	5.46%	1.59%	1.28%(e)	2.05%	8%	$8,434
Year Ended 7/31/2018	$12.14	(0.44%)	1.59%	1.29%(c)	2.07%	10%	$14,530
Institutional Class
Year Ended 7/31/2022	$11.75	(5.60%)	0.59%	0.56%(c)	2.01%	11%	$241,308
Year Ended 7/31/2021	$12.70	1.63%	0.59%	0.56%(c)	2.06%	5%	$266,298
Year Ended 7/31/2020	$12.79	4.78%	0.59%	0.56%(c)	2.41%	9%	$267,135
Year Ended 7/31/2019	$12.52	6.20%	0.59%	0.58%	2.74%	8%	$270,831
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59%(c)	2.77%	10%	$293,485
Institutional 2 Class
Year Ended 7/31/2022	$11.73	(5.58%)	0.55%	0.52%	2.05%	11%	$39,878
Year Ended 7/31/2021	$12.68	1.67%	0.56%	0.53%	2.10%	5%	$33,366
Year Ended 7/31/2020	$12.77	4.73%	0.56%	0.53%	2.45%	9%	$23,286
Year Ended 7/31/2019	$12.51	6.33%	0.56%	0.54%	2.77%	8%	$25,397
Year Ended 7/31/2018	$12.12	0.28%	0.56%	0.56%	2.80%	10%	$31,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2022	$12.72	0.25	(0.95)	(0.70)	(0.25)	—	(0.25)
Year Ended 7/31/2021	$12.81	0.27	(0.05)	0.22	(0.28)	(0.03)	(0.31)
Year Ended 7/31/2020	$12.54	0.31	0.29	0.60	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2019	$12.15	0.34	0.42	0.76	(0.35)	(0.02)	(0.37)
Year Ended 7/31/2018	$12.47	0.35	(0.32)	0.03	(0.35)	—	(0.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	7/31/2021	7/31/2020	7/31/2019
Class C	0.06%	0.30%	0.30%
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2022	$11.77	(5.51%)	0.50%	0.48%	2.09%	11%	$10,718
Year Ended 7/31/2021	$12.72	1.72%	0.51%	0.48%	2.14%	5%	$10,242
Year Ended 7/31/2020	$12.81	4.86%	0.51%	0.48%	2.49%	9%	$7,945
Year Ended 7/31/2019	$12.54	6.37%	0.51%	0.49%	2.82%	8%	$6,909
Year Ended 7/31/2018	$12.15	0.26%	0.51%	0.51%	2.90%	10%	$3,871
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	25

Notes to Financial Statements
July 31, 2022
Note 1. Organization
Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
July 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2022 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
6,165,797	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
28	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $380.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Effective December 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.45% annually of the average daily net assets attributable to Class C shares. Prior to December 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	47,807
Class C	—	1.00(b)	—

Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
July 31, 2022
(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2021 through November 30, 2022	Prior to December 1, 2021
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.26	1.56
Institutional Class	0.56	0.56
Institutional 2 Class	0.53	0.53
Institutional 3 Class	0.48	0.48
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Prior to December 1, 2021, Class C distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July, 31, 2022, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(527)	527	—
30	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2022				Year Ended July 31, 2021
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
1,727	6,943,036	—	6,944,763	28	7,245,249	936,193	8,181,470
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	986,682	—	(199,556)	(3,408,690)
At July 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
336,010,524	4,412,105	(7,820,795)	(3,408,690)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(199,556)	—	(199,556)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $47,411,220 and $38,041,693, respectively, for the year ended July 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
July 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended July 31, 2022.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
32	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
July 31, 2022
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Shareholder concentration risk
At July 31, 2022, one unaffiliated shareholder of record owned 15.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Oregon Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Oregon Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Exempt- interest dividends
99.98%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
38	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
40	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Oregon Intermediate Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	43

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
44	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022	45

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
46	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2022

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Columbia Oregon Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN207_07_M01_(09/22)

Annual Report
July 31, 2022
Columbia Tax-Exempt Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Tax-Exempt Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Tax-Exempt Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-Portfolio Manager
Managed Fund since 2018
Douglas J. White, CFA
Co-Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended July 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/21/78	-9.15	1.42	2.30
	Including sales charges		-11.89	0.81	1.99
Advisor Class*		03/19/13	-8.91	1.63	2.50
Class C	Excluding sales charges	08/01/97	-9.63	0.79	1.70
	Including sales charges		-10.51	0.79	1.70
Institutional Class		09/16/05	-8.97	1.63	2.51
Institutional 2 Class*		12/11/13	-8.96	1.64	2.50
Institutional 3 Class*		03/01/17	-8.96	1.68	2.44
Bloomberg Municipal Bond Index			-6.93	1.88	2.49
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Tax-Exempt Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2012 — July 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2022)
AAA rating	6.3
AA rating	21.5
A rating	38.3
BBB rating	20.2
BB rating	3.5
D rating	0.4
Not rated	9.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2022)
Illinois	12.2
Texas	8.7
Pennsylvania	8.5
New York	6.3
Florida	6.1
California	6.0
Colorado	4.5
Michigan	4.3
New Jersey	2.7
Ohio	2.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Tax-Exempt Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2022, Class A shares of Columbia Tax-Exempt Fund returned -9.15% excluding sales charges. Institutional Class shares of the Fund returned -8.97%. The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, which returned -6.93%.
Market overview
As the annual period began in August 2021, a Delta-variant-driven resurgence in COVID-19 cases was weighing on investors’ minds. Initially, the expectation of slower economic growth pushed U.S. Treasury yields lower. By the end of September, though, data were supportive of the view that the Delta variant should be a speed bump rather than a roadblock, and U.S. Treasury yields had risen well off the August low. Such interest rate volatility led most fixed-income sectors to negative returns for the third calendar quarter, but municipal bond performance remained one of the few positive corners of the U.S. fixed-income market. Inflows remained positive, and, on the supply side, approximately $89 billion of tax-exempt issuance came to market, in line with the prior quarter. Tax revenue performance in most locales outpaced expectations, driving improved credit fundamentals and leaving many municipal issuers in healthy fiscal positions.
The year 2021 ended with yet another new COVID-19 variant emerging, but despite higher transmissibility, Omicron appeared to be less severe than originally feared. With economic growth and employment seemingly on track, the U.S. Federal Reserve (Fed) began tapering its asset purchases while acknowledging conditions pushing inflation higher could persist. This served to elevate interest rate volatility for the fourth calendar quarter. Municipal bonds were not immune to the volatility yet still outperformed U.S. Treasuries. Congressional passage of an infrastructure spending plan provided support to the municipal bond sector via federal spending. Fund inflows remained positive. On the supply side, approximately $81 billon of tax-exempt issuance arrived in the market during the quarter, complemented by another $34 billion on the taxable side. A combination of tax revenue growth, driven by ongoing economic expansion, and additional federal spending from the infrastructure bill left most municipal issuers in healthy fiscal positions to start the new calendar year. However, entering 2022 with relatively full valuations and low absolute yields left little margin for error within the municipal bond market, and as messaging from the Fed grew increasingly hawkish, municipal bonds no longer remained immune from rising interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
The first quarter of 2022 closed with the Fund’s benchmark down 6.23% in the worst drawdown since the COVID-19 sell-off and the worst first quarter return since 1980. As is often the case with municipal bonds, negative returns precipitated outflows, which, in turn, led to more negative returns. After 2021’s record inflows, Lipper reported 12 consecutive weeks of investor redemptions during the first calendar quarter. Long and intermediate national funds, as well as high-yield funds, experienced the heaviest pressure. A silver lining to the sell-off was that credit fundamentals were not a concern, as evidenced by the modest differential between below-investment-grade and investment-grade returns. A lack of high-yield supply helped to keep those returns relatively tight, and lower new issue supply avoided exacerbating the returns.
The municipal bond market continued to sell off as the second quarter of 2022 began, with April returns representing the third worst for the month on record. Interest rate volatility drove persistent outflows, which kept prices from finding a floor despite relative value measures appearing quite attractive. By mid-May, a stabilization of outflows, coupled with a recognition of attractive valuations, sparked a sharp reversal, driving the benchmark back into positive territory for the month. However, this rally proved short-lived, as June brought with it fresh highs for U.S. Treasury yields. Though pressure on U.S. Treasuries was most pronounced at the short-term maturities end of the curve, long-maturity municipal yields rose more and pressed the municipal bond yield curve to its steepest levels since March 2021. (A steep yield curve means yields on longer maturity bonds are higher than those on shorter maturity bonds.) Through the last full week of June 2022, Lipper reported fund outflows of $17.3 billion for the month and $75.5 billion calendar year-to-date, a new record for a municipal outflow cycle. While this sell-off was primarily rate-driven, a more pronounced divergence between credit quality segments emerged as concerns around slowing economic growth spilled into municipal sectors. In June 2022, for example, high yield municipal bonds posted the weakest performance, while high quality municipal bonds fared much better by comparison. In a significant reversal, July 2022 was a positive month for municipal bonds, with all sectors posting gains amid still strong demand and slightly decreased supply.
For the annual period overall, absolute returns disappointed, but the municipal bond market outperformed both U.S. Treasuries and the broad U.S. fixed-income market. Within the municipal bond market, highly rated bonds outperformed their lower rated counterparts.
Columbia Tax-Exempt Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	Relative to the benchmark, the Fund’s overweight in municipal bonds with maturities of 17 years and more and its underweight in municipal bonds with maturities of 12 years and less detracted, as bonds with longer maturities underperformed those with shorter maturities overall during the annual period.
•	Security selection among municipal bonds with maturities of eight to 12 years detracted.
•	Having overweights to the continuing care retirement communities (CCRC), hospital and charter school sectors, which each underperformed the benchmark during the annual period, dampened the Fund’s relative results, as did security selection in the special tax, toll roads and hospital sectors.
•	Credit quality allocation positioning overall hurt, especially overweights to BBB-rated and BB-rated municipal bonds and an underweight to AA-rated bonds. During the annual period overall, lower quality portions of the municipal bond market generally underperformed higher quality segments.
•	Security selection among AA-rated bonds diminished relative results as well.
•	The Fund’s duration positioning detracted from its relative results. The Fund had a longer duration profile than that of the benchmark, which hurt as municipal yields rose significantly during the annual period.
The Fund’s notable contributors during the period
•	Security selection among municipal bonds with maturities of 12 to 17 years and of 22+ years proved beneficial.
•	From a sector perspective, security selection among charter school bonds added value.
•	Exposure to non-rated bonds, which are not components of the benchmark, contributed positively, attributable primarily to the first half of the annual period.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Tax-Exempt Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2022 — July 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	938.00	1,020.94	3.47	3.62	0.73
Advisor Class	1,000.00	1,000.00	939.60	1,021.92	2.52	2.63	0.53
Class C	1,000.00	1,000.00	936.00	1,018.00	6.31	6.58	1.33
Institutional Class	1,000.00	1,000.00	938.90	1,021.92	2.52	2.63	0.53
Institutional 2 Class	1,000.00	1,000.00	939.00	1,021.97	2.47	2.58	0.52
Institutional 3 Class	1,000.00	1,000.00	939.40	1,022.26	2.19	2.28	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Tax-Exempt Fund | Annual Report 2022	7

Portfolio of Investments
July 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 99.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
Black Belt Energy Gas District
Refunding Revenue Bonds
Series 2021 (Mandatory Put 12/01/31)
06/01/2051	4.000%	5,000,000	5,139,104
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	5,000,000	5,585,161
Total			10,724,265
Alaska 0.1%
Northern Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2021A Class 1
06/01/2050	4.000%	2,500,000	2,371,062
Series 2021B-1 Class 2
06/01/2050	4.000%	1,000,000	1,031,620
Total			3,402,682
Arizona 0.9%
Arizona Health Facilities Authority
Refunding Revenue Bonds
Scottsdale Lincoln Hospital Project
Series 2014
12/01/2042	5.000%	7,000,000	7,269,248
Arizona Industrial Development Authority
Revenue Bonds
Lincoln South Beltway Project
Series 2020
11/01/2030	5.000%	1,350,000	1,587,815
Macombs Facility Project Social Bonds
Series 2021A
07/01/2051	4.000%	850,000	734,118
Social Bonds - Macombs Facility Project
Series 2021A
07/01/2061	4.000%	2,500,000	2,077,491
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2044	5.000%	1,000,000	1,022,232
07/01/2049	5.000%	1,125,000	1,145,345
Industrial Development Authority of the County of Pima (The)(a)
Refunding Revenue Bonds
American Leadership Academy
Series 2022
06/15/2051	4.000%	1,300,000	1,090,506
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Industrial Development Authority of the County of Yavapai (The)
Refunding Revenue Bonds
Yavapai Regional Medical Center
Series 2019
08/01/2038	4.000%	1,000,000	1,019,471
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2038	5.000%	825,000	858,039
Salt Verde Financial Corp.
Revenue Bonds
Series 2007
12/01/2032	5.000%	7,170,000	7,940,631
Total			24,744,896
California 5.9%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Sutter Health
Series 2016B
11/15/2041	4.000%	10,000,000	10,088,148
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	10,000,000	10,085,076
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,500,000	1,604,914
02/01/2037	5.000%	1,000,000	1,067,540
California Municipal Finance Authority(a),(b),(c)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,830,000	36,600
California Public Finance Authority
Refunding Revenue Bonds
Sharp Healthcare
Series 2017A
08/01/2047	4.000%	10,000,000	10,047,171
California School Finance Authority(a)
Prerefunded 07/01/25 Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	150,000	167,347
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board
Revenue Bonds
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	7,000,000	7,354,392
California Statewide Communities Development Authority(a)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2029	5.000%	1,650,000	1,656,829
11/01/2034	5.000%	3,700,000	3,649,752
Revenue Bonds
California Baptist University
Series 2014A
11/01/2033	6.125%	1,560,000	1,613,127
11/01/2043	6.375%	1,035,000	1,070,165
Lancer Plaza Project
Series 2013
11/01/2043	5.875%	1,875,000	1,922,290
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2044	5.250%	3,500,000	3,576,004
Castaic Lake Water Agency(d)
Certificate of Participation
Capital Appreciation - Water System Improvement Project
Series 1999 (AMBAC)
08/01/2024	0.000%	9,445,000	9,075,044
City of Los Angeles Department of Airports(b)
Revenue Bonds
Senior Series 2020C
05/15/2045	5.000%	16,245,000	17,716,661
Subordinated Series 2017A
05/15/2042	5.000%	4,375,000	4,665,556
City of Pomona
Refunding Revenue Bonds
Mortgage-Backed Securities
Series 1990A Escrowed to Maturity (GNMA / FNMA)
05/01/2023	7.600%	985,000	1,014,734
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2021A
01/15/2046	4.000%	10,000,000	9,953,185
Golden State Tobacco Securitization Corp.(d)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	10,000,000	1,272,128
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norwalk-La Mirada Unified School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005B (NPFGC)
08/01/2023	0.000%	9,790,000	9,599,247
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	4,605,000	4,843,784
San Diego County Regional Airport Authority(b)
Revenue Bonds
Subordinated Series 2021B
07/01/2056	5.000%	3,330,000	3,542,031
San Francisco City & County Airport Commission - San Francisco International Airport(b)
Revenue Bonds
Series 2019E
05/01/2050	5.000%	10,000,000	10,761,354
Unrefunded Revenue Bonds
Series 2014A
05/01/2044	5.000%	24,000,000	24,497,940
State of California
Unlimited General Obligation Refunding Bonds
Series 2020
11/01/2037	4.000%	1,600,000	1,706,894
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	6,000	6,014
Temecula Public Financing Authority
Prerefunded 09/01/22 Special Tax Bonds
Wolf Creek Community Facilities District
Series 2012
09/01/2029	5.000%	1,405,000	1,409,152
09/01/2030	5.000%	1,480,000	1,484,374
09/01/2031	5.000%	1,555,000	1,559,595
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2001B (NPFGC)
08/01/2024	6.000%	780,000	811,789
Total			157,858,837
Colorado 4.5%
City & County of Denver Airport System(b)
Refunding Revenue Bonds
Subordinated Series 2018A
12/01/2048	4.000%	11,500,000	11,177,716
Revenue Bonds
Series 2022A
11/15/2047	5.000%	3,750,000	4,115,297
11/15/2053	5.500%	2,400,000	2,731,813

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Bridge Enterprise(b)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	9,240,000	9,167,092
Colorado Educational & Cultural Facilities Authority(a)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2034	5.125%	1,525,000	1,545,302
07/01/2044	5.375%	2,100,000	2,122,119
07/01/2049	5.500%	925,000	935,989
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2048	5.000%	15,000,000	15,550,622
09/15/2053	5.000%	10,000,000	10,338,865
Prerefunded 01/01/23 Revenue Bonds
Catholic Health Initiatives
Series 2013A
01/01/2045	5.250%	7,000,000	7,101,579
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	6,000,000	6,083,834
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	8,640,000	8,377,447
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	3,800,000	3,896,653
School Health System
Series 2019A
01/01/2038	4.000%	3,200,000	3,273,808
Revenue Bonds
Aberdeen Ridge
Series 2021A
05/15/2044	5.000%	2,250,000	2,078,450
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2050	4.000%	15,105,000	14,584,385
Colorado Health Facilities Authority(e)
Refunding Revenue Bonds
Intermountain Healthcare
Series 2022
05/15/2052	5.000%	14,000,000	15,606,184
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fiddlers Business Improvement District(a)
Unlimited General Obligation Refunding Bonds
Series 2022
12/01/2047	5.550%	800,000	841,865
Total			119,529,020
Connecticut 0.2%
Connecticut State Health & Educational Facilities Authority(a)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,250,000	1,255,439
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2038	5.000%	2,500,000	2,826,303
Unlimited General Obligation Bonds
Series 2018E
09/15/2037	5.000%	500,000	559,099
Series 2019A
04/15/2034	5.000%	1,000,000	1,134,586
Series 2020C
06/01/2033	4.000%	450,000	481,686
Total			6,257,113
District of Columbia 0.8%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2033	6.000%	250,000	259,768
07/01/2048	6.000%	1,150,000	1,194,934
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	9,090,000	9,401,439
Friendship Public Charter School
Series 2016
06/01/2046	5.000%	1,385,000	1,414,851
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2044	4.000%	1,240,000	1,175,931
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	7,950,000	7,546,373
Total			20,993,296

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 6.1%
Alachua County Health Facilities Authority
Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2049	4.000%	5,000,000	4,878,652
Capital Trust Agency, Inc.(a)
04/27/2021
07/01/2056	5.000%	2,125,000	2,088,770
Capital Trust Agency, Inc.(a),(c)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,760,000	1,316,000
12/01/2050	0.000%	1,000,000	350,000
Capital Trust Agency, Inc.(a),(d)
Revenue Bonds
WFCS Portfolio Project
Subordinated Series 2021
01/01/2061	0.000%	5,800,000	411,133
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2039	4.000%	10,500,000	10,630,230
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018
11/15/2048	5.000%	2,500,000	2,610,739
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2045	5.000%	22,000,000	22,570,676
County of Broward Airport System(b)
Revenue Bonds
Series 2015A
10/01/2045	5.000%	14,000,000	14,592,459
Series 2019A
10/01/2039	5.000%	2,500,000	2,746,312
10/01/2049	5.000%	1,000,000	1,081,170
County of Miami-Dade Aviation(b)
Refunding Revenue Bonds
Series 2014A
10/01/2033	5.000%	5,000,000	5,202,030
10/01/2036	5.000%	11,400,000	11,831,142
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Osceola Transportation(d)
Refunding Revenue Bonds
Series 2020A-2
10/01/2040	0.000%	4,650,000	2,017,120
10/01/2041	0.000%	2,500,000	1,025,883
10/01/2042	0.000%	3,250,000	1,263,990
10/01/2043	0.000%	2,750,000	1,012,630
10/01/2044	0.000%	3,000,000	1,046,788
10/01/2046	0.000%	3,000,000	937,897
10/01/2048	0.000%	4,000,000	1,128,321
Florida Development Finance Corp.
Prerefunded 06/15/23 Revenue Bonds
Renaissance Charter School
Series 2013A
06/15/2044	8.500%	9,000,000	9,526,563
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School, Inc. Projects
Series 2015
06/15/2035	6.000%	4,000,000	4,185,889
Florida Housing Finance Corp.
Revenue Bonds
Series 2018 (GNMA)
07/01/2043	3.800%	1,490,000	1,486,126
Greater Orlando Aviation Authority(b)
Revenue Bonds
Priority
Subordinated Series 2017A
10/01/2047	5.000%	2,665,000	2,837,477
Series 2019A
10/01/2049	5.000%	2,000,000	2,162,341
Hillsborough County Aviation Authority(b)
Revenue Bonds
Tampa International Airport
Series 2022
10/01/2047	5.000%	2,500,000	2,729,432
10/01/2052	4.000%	2,645,000	2,622,842
Subordinated Series 2018
10/01/2048	5.000%	5,550,000	5,967,514
Miami-Dade County Expressway Authority
Revenue Bonds
Series 2014A
07/01/2044	5.000%	5,000,000	5,172,222
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2035	5.000%	3,765,000	3,917,369
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Toby & Leon Cooperman Sinai
Series 2022
06/01/2041	4.000%	1,000,000	872,210

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2039	5.000%	1,700,000	1,750,249
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	6,665,000	7,333,881
Sarasota County Public Hospital District
Refunding Revenue Bonds
Sarasota Memorial Hospital
Series 1998B (NPFGC)
07/01/2028	5.500%	6,980,000	7,785,628
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2049	5.500%	4,200,000	3,877,085
Tampa Sports Authority
Sales Tax Revenue Bonds
Tampa Bay Arena Project
Series 1995 (NPFGC)
10/01/2025	5.750%	1,825,000	1,939,045
Tampa-Hillsborough County Expressway Authority
Refunding Revenue Bonds
Series 2017B
07/01/2042	4.000%	7,785,000	7,898,630
Total			160,806,445
Georgia 2.3%
City of Atlanta Department of Aviation(b)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2036	4.000%	2,250,000	2,281,699
07/01/2037	4.000%	3,640,000	3,681,829
07/01/2039	4.000%	9,250,000	9,285,258
Series 2022B
07/01/2052	5.000%	10,075,000	11,006,335
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2047	5.000%	3,000,000	3,172,916
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2036	5.000%	3,500,000	3,593,606
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority(a),(d)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014 Escrowed to Maturity
06/01/2024	0.000%	260,000	247,183
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	2,145,000	2,195,042
Main Street Natural Gas, Inc.(e)
Revenue Bonds
Series 2022B (Mandatory Put 06/01/29)
12/01/2052	5.000%	10,000,000	10,711,826
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Series 2007A (AMBAC)
07/01/2026	5.250%	1,000,000	1,130,053
Municipal Electric Authority of Georgia
Revenue Bonds
Plant Vogtle Units 3&4 Project
Series 2022
07/01/2063	5.500%	5,300,000	5,685,668
Series 2022 (AGM)
07/01/2052	5.000%	5,300,000	5,668,217
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2048	6.250%	2,945,000	2,546,225
Total			61,205,857
Hawaii 0.1%
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2032	5.125%	1,300,000	1,310,787
11/15/2037	5.250%	1,945,000	1,960,102
Total			3,270,889
Idaho 0.9%
Idaho Health Facilities Authority
Refunding Revenue Bonds
St. Luke’s Health System Project
Series 2018
03/01/2038	4.000%	3,650,000	3,690,831
Series 2021
03/01/2040	4.000%	810,000	818,262
03/01/2041	4.000%	750,000	755,680
03/01/2051	4.000%	2,000,000	1,958,186

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Taxable - Terraces of Boise Project
Series 2021
10/01/2039	4.250%	9,135,000	7,660,959
Terraces of Boise Project
Series 2014
10/01/2056	4.550%	4,365,000	3,428,976
Series 2021
10/01/2050	4.500%	5,635,000	4,499,037
Total			22,811,931
Illinois 12.1%
Chicago Board of Education(a)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	10,765,000	12,275,489
Chicago Board of Education
Unlimited General Obligation Bonds
Series 2018
12/01/2046	5.000%	5,000,000	5,211,581
Series 2021A
12/01/2033	5.000%	2,000,000	2,153,620
Series 2022A
12/01/2047	5.000%	6,875,000	7,235,879
Chicago Midway International Airport(b)
Refunding Revenue Bonds
2nd Lien
Series 2014A
01/01/2041	5.000%	10,000,000	10,183,501
Chicago O’Hare International Airport(b)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2048	5.000%	7,455,000	7,857,223
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2052	5.000%	17,620,000	18,298,358
Series 2015C
01/01/2046	5.000%	12,525,000	12,856,224
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	2,400,000	2,480,971
Chicago O’Hare International Airport
Revenue Bonds
Series 2015D
01/01/2046	5.000%	7,310,000	7,602,602
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2033	5.000%	1,000,000	1,061,344
01/01/2034	5.000%	1,000,000	1,059,142
01/01/2036	5.000%	1,000,000	1,056,734
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2034	5.000%	1,250,000	1,309,608
01/01/2039	5.000%	2,970,000	3,089,927
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	4,000,000	4,079,392
01/01/2044	5.000%	4,000,000	4,067,628
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2026	5.000%	935,000	1,026,969
Revenue Bonds
2nd Lien
Series 2014
11/01/2034	5.000%	1,000,000	1,031,443
11/01/2039	5.000%	2,000,000	2,064,360
11/01/2044	5.000%	2,850,000	2,927,879
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	9,400,000	9,974,689
County of Champaign
Unlimited General Obligation Bonds
Public Safety Sales Tax
Series 1999 (NPFGC)
01/01/2023	8.250%	1,420,000	1,457,063
Illinois Finance Authority
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2041	4.000%	425,000	404,430
Northshore University Health System
Series 2020A
08/15/2036	4.000%	3,000,000	3,032,780
08/15/2038	4.000%	3,500,000	3,521,065
08/15/2040	4.000%	1,750,000	1,751,023
Rush University Medical Center
Series 2015A
11/15/2038	5.000%	20,145,000	21,113,235

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015B
11/15/2039	5.000%	6,590,000	6,891,635
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2044	5.000%	9,400,000	9,709,941
Illinois Housing Development Authority
Revenue Bonds
Series 2019D (GNMA)
10/01/2039	2.950%	805,000	802,776
Illinois State Toll Highway Authority
Revenue Bonds
Series 2019A
01/01/2044	4.000%	5,000,000	5,067,276
Series 2021A
01/01/2042	4.000%	7,750,000	7,860,988
Metropolitan Pier & Exposition Authority(d)
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
12/15/2039	0.000%	3,000,000	1,360,217
12/15/2040	0.000%	3,050,000	1,308,296
12/15/2041	0.000%	2,200,000	893,900
McCormick Place Expansion Project
Series 2012 (BAM)
12/15/2051	0.000%	19,000,000	5,090,588
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
06/15/2052	4.000%	3,000,000	2,815,704
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,262,460
Metropolitan Water Reclamation District of Greater Chicago
Limited General Obligation Refunding Bonds
Series 2007C
12/01/2033	5.250%	13,210,000	16,357,297
Regional Transportation Authority
Revenue Bonds
Series 2002A (NPFGC)
07/01/2031	6.000%	5,400,000	6,935,871
State of Illinois
Revenue Bonds
1st Series 2002 (NPFGC)
06/15/2023	6.000%	4,000,000	4,128,892
Unlimited General Obligation Bonds
1st Series 2001 (NPFGC)
11/01/2026	6.000%	3,000,000	3,274,261
Rebuild Illinois Program
Series 2019B
11/01/2039	4.000%	7,580,000	7,341,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019C
11/01/2042	4.000%	9,925,000	9,451,203
11/01/2043	4.000%	3,000,000	2,837,849
11/01/2044	4.000%	2,000,000	1,880,911
Series 2013
07/01/2038	5.500%	4,125,000	4,229,221
Series 2013A
04/01/2036	5.000%	8,000,000	8,082,429
Series 2014
02/01/2039	5.000%	15,000,000	15,257,401
Series 2016
11/01/2030	5.000%	5,975,000	6,394,864
Series 2020
05/01/2039	5.500%	2,705,000	3,016,759
Series 2020C
05/01/2024	5.500%	1,000,000	1,057,602
Series 2021A
03/01/2031	5.000%	5,000,000	5,594,448
03/01/2037	5.000%	3,750,000	4,073,351
Series 2022A
03/01/2047	5.500%	19,000,000	21,313,197
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2033	5.000%	6,000,000	6,455,511
Total			321,930,707
Indiana 0.0%
Indiana Housing & Community Development Authority
Refunding Revenue Bonds
Series 2020B-1 (GNMA)
07/01/2039	2.050%	110,000	108,341
Iowa 1.9%
Iowa Finance Authority
Refunding Revenue Bonds
Iowa Fertilizer Co. Project
Series 2022
12/01/2050	5.000%	6,900,000	7,228,626
Lifespace Communities, Inc.
Series 2021
05/15/2046	4.000%	6,890,000	5,646,176
05/15/2053	4.000%	12,790,000	10,036,318
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2033	5.000%	500,000	481,970
08/01/2038	5.000%	500,000	456,717
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	9,275,000	9,076,939

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	17,500,000	18,483,477
Total			51,410,223
Kansas 1.1%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	29,000,000	30,231,575
Kentucky 0.5%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2041	5.000%	1,750,000	1,808,667
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2035	5.000%	1,080,000	1,205,884
Series 2015A
09/01/2042	5.000%	6,600,000	7,108,184
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018 (BAM)
05/01/2034	5.000%	2,000,000	2,239,142
Total			12,361,877
Louisiana 1.9%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2035	4.000%	25,000	26,754
05/15/2041	4.000%	25,000	26,754
05/15/2047	5.000%	15,000	16,613
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2047	5.000%	1,185,000	1,225,599
Series 2017
05/15/2036	5.000%	1,750,000	1,859,726
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2047	5.000%	1,400,000	1,449,841
07/01/2052	5.000%	1,600,000	1,652,655
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority(b)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	16,695,000	16,955,389
New Orleans Aviation Board(b)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	3,725,000	3,873,284
Series 2015B
01/01/2045	5.000%	21,150,000	21,699,010
Parish of St. James(a)
Revenue Bonds
Nustar Logistics LP Project
Series 2011 (Mandatory Put 06/01/25)
08/01/2041	5.850%	2,500,000	2,633,412
Total			51,419,037
Maryland 2.2%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2034	3.000%	3,000,000	2,880,851
Revenue Bonds
Series 2019C
09/01/2034	2.700%	4,000,000	3,648,464
Maryland Economic Development Corp.(b)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
06/30/2055	5.250%	9,500,000	10,327,164
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2040	4.000%	875,000	813,845
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Mercy Medical Center
Series 2016A
07/01/2042	4.000%	5,250,000	4,848,378
Meritus Medical Center Issue
Series 2015
07/01/2045	5.000%	3,000,000	3,052,559
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	7,335,000	7,234,323

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Maryland
Unlimited General Obligation Bonds
State & Local Facilities
Series 2022A
06/01/2036	5.000%	20,000,000	24,365,274
Total			57,170,858
Massachusetts 1.5%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	4,500,000	5,117,365
01/01/2030	5.500%	2,500,000	2,995,764
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2008B
07/01/2027	5.250%	710,000	823,102
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2030	5.250%	1,000,000	1,222,693
Massachusetts Development Finance Agency(c)
Revenue Bonds
Adventcare Project
Series 2007A
10/15/2028	0.000%	4,605,000	1,703,850
Massachusetts Development Finance Agency
Revenue Bonds
Series 2021V
07/01/2055	5.000%	3,000,000	3,746,541
UMass Boston Student Housing Project
Series 2016
10/01/2048	5.000%	6,360,000	6,295,444
WGBH Educational Foundation
Series 2002A (AMBAC)
01/01/2042	5.750%	2,000,000	2,623,299
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Tufts University
Series 2009M
02/15/2028	5.500%	1,000,000	1,169,306
Massachusetts Housing Finance Agency
Revenue Bonds
Special Obligations
Series 2017D
12/01/2047	3.850%	10,000,000	9,571,705
Massachusetts Port Authority(b)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,476,583
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts State College Building Authority(d)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2023	0.000%	3,000,000	2,963,952
Total			39,709,604
Michigan 4.3%
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	1,200,000	1,233,369
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	15,385,000	16,465,384
Michigan Finance Authority
Prerefunded 12/01/29 Revenue Bonds
Trinity Health Group
Series 2019
12/01/2040	4.000%	380,000	424,697
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	9,420,000	9,259,948
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	1,070,000	1,118,431
Trinity Health Corp.
Series 2017
12/01/2036	4.000%	2,000,000	2,027,515
Trinity Health Credit Group
Series 2019
12/01/2038	4.000%	3,250,000	3,294,896
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	16,760,000	17,604,096
CHE Trinity Health
Series 2019
12/01/2040	4.000%	5,620,000	5,672,719
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	4,400,000	4,274,079
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	2,095,000	2,232,121
07/01/2035	5.000%	4,830,000	5,141,937

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	1,250,000	1,352,505
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2048	4.050%	5,000,000	4,970,867
Michigan Strategic Fund(b)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	8,000,000	8,136,516
06/30/2048	5.000%	3,000,000	3,036,596
Paw Paw Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Board Loan Fund)
05/01/2025	5.000%	760,000	799,979
Royal Oak Hospital Finance Authority
Prerefunded 03/01/24 Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2039	5.000%	9,425,000	9,915,825
St. John’s Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.100%	1,340,000	1,414,674
Wayne County Airport Authority(b)
Refunding Revenue Bonds
Series 2015F
12/01/2033	5.000%	11,495,000	12,138,266
Revenue Bonds
Series 2017B
12/01/2047	5.000%	1,000,000	1,053,719
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	1,945,000	2,052,677
Williamston Community School District
Unlimited General Obligation Bonds
Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.500%	305,000	324,057
Total			113,944,873
Minnesota 2.3%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	9,775,000	7,528,504
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis
Revenue Bonds
Fairview Health Services
Series 2018A
11/15/2048	4.000%	5,000,000	4,844,455
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2049	5.000%	1,000,000	1,010,453
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2030	5.000%	900,000	985,367
11/15/2040	5.000%	935,000	1,023,687
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2047	5.000%	3,000,000	3,138,026
Southern Minnesota Municipal Power Agency(d)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2023	0.000%	20,500,000	20,354,147
01/01/2025	0.000%	17,500,000	16,618,623
St. Cloud Housing & Redevelopment Authority(c)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	7,125,000	6,056,250
Total			61,559,512
Mississippi 0.1%
Medical Center Educational Building Corp.
Refunding Revenue Bonds
University of Mississippi Medical Center
Series 1998B (AMBAC)
12/01/2023	5.500%	1,730,000	1,784,463
Missouri 2.2%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2032	5.000%	500,000	531,152
03/01/2036	5.000%	1,250,000	1,316,467
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	3,200,000	3,207,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2035	5.000%	7,350,000	7,460,057
02/01/2044	5.000%	12,725,000	12,860,176
Kansas City Industrial Development Authority(b)
Revenue Bonds
Kansas City International Airport
Series 2020A
03/01/2045	4.000%	6,000,000	5,858,498
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,205,000	2,202,570
05/15/2042	5.250%	2,290,000	2,245,631
Missouri Development Finance Board(b)
Revenue Bonds
Procter & Gamble Paper Products
Series 1999
03/15/2029	5.200%	6,385,000	7,385,290
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2040	2.550%	1,305,000	1,119,474
11/01/2045	2.700%	1,060,000	876,417
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	10,000,000	10,150,285
St. Louis County Industrial Development Authority
Revenue Bonds
Friendship Village Sunset Hills
Series 2013A
09/01/2033	5.500%	2,750,000	2,768,188
Total			57,981,652
Montana 0.0%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	1,080,000	1,067,082
Nebraska 2.2%
Central Plains Energy Project
Revenue Bonds
Gas Project No. 5 Series
Series 2022-1 (Mandatory Put 10/01/29)
05/01/2053	5.000%	5,400,000	5,813,966
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2029	5.000%	2,125,000	2,204,213
05/15/2030	5.000%	2,000,000	2,067,912
05/15/2036	5.000%	1,000,000	1,023,393
05/15/2044	5.000%	6,400,000	6,516,794
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2045	5.000%	12,500,000	13,026,471
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2044	4.000%	7,500,000	7,384,585
01/01/2049	4.000%	20,595,000	19,976,001
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2042	3.050%	260,000	258,281
Total			58,271,616
Nevada 0.2%
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	1,120,000	1,178,339
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	2,320,000	2,426,309
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	1,025,000	1,044,072
Series 2018A
12/15/2038	5.000%	835,000	847,141
Total			5,495,861
New Hampshire 0.6%
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	9,452,604	9,503,967

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Business Finance Authority(a)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2039	5.250%	1,550,000	1,499,329
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	3,150,000	3,303,826
New Hampshire Health & Education Facilities Authority Act(c)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2037	0.000%	1,750,000	700,000
07/01/2042	0.000%	1,000,000	400,000
Total			15,407,122
New Jersey 2.7%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	910,000	992,256
Middlesex County Improvement Authority(c)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,500,000	15
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction
Series 2005N-1 (AGM)
09/01/2025	5.500%	14,500,000	15,893,517
Series 2005N-1 (NPFGC)
09/01/2027	5.500%	5,000,000	5,720,429
Subordinated Series 2017A
07/01/2034	4.000%	1,750,000	1,778,320
Revenue Bonds
Series 2017DDD
06/15/2042	5.000%	1,250,000	1,320,218
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	2,600,000	2,713,860
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2020E (HUD)
10/01/2040	2.250%	4,550,000	3,818,891
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2031	5.000%	5,500,000	5,938,941
Transportation System
Series 2018A
12/15/2034	5.000%	6,000,000	6,539,950
Series 2019
12/15/2032	5.000%	2,600,000	2,891,758
12/15/2039	5.000%	1,400,000	1,511,793
Revenue Bonds
Transportation Program
Series 2019
06/15/2046	5.000%	3,500,000	3,726,264
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2005A (AGM)
01/01/2030	5.250%	2,000,000	2,376,404
Revenue Bonds
Series 2004C-2 (AMBAC)
01/01/2025	5.500%	2,500,000	2,714,884
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	7,220,000	7,538,329
06/01/2046	5.250%	2,000,000	2,115,964
Subordinated Series 2018B
06/01/2046	5.000%	3,845,000	3,920,663
Total			71,512,456
New Mexico 0.2%
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program
Series 2019C Class I (GNMA)
07/01/2034	3.050%	1,615,000	1,602,855
07/01/2039	3.350%	1,360,000	1,362,436
07/01/2044	3.600%	2,830,000	2,801,947
Total			5,767,238
New York 6.2%
Build NYC Resource Corp.(a),(b)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014
01/01/2025	4.500%	155,000	158,872
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	3,838,103

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Island Power Authority
Refunding Revenue Bonds
Series 2021A
09/01/2038	4.000%	2,900,000	2,981,253
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2020C-1
11/15/2050	5.000%	4,915,000	5,160,537
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2019
11/01/2044	3.150%	8,000,000	7,048,840
New York City Municipal Water Finance Authority
Revenue Bonds
Series 2022CC-1
06/15/2052	4.000%	8,015,000	8,028,319
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2020
05/01/2040	4.000%	4,500,000	4,607,474
Subordinated Series 2020D
11/01/2040	4.000%	10,000,000	10,238,831
Subordinated Series 2022F-1
02/01/2051	4.000%	2,000,000	2,011,785
02/01/2051	5.000%	1,375,000	1,537,479
New York City Transitional Finance Authority(e)
Revenue Bonds
Future Tax Secured
Subordinated Series 2022A-1
08/01/2044	5.000%	1,900,000	2,149,197
08/01/2048	4.000%	2,400,000	2,422,449
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	1,860,000	1,873,337
New York Liberty Development Corp.
Refunding Revenue Bonds
Series 2021-1WTC
02/15/2042	3.000%	1,210,000	1,044,180
02/15/2043	4.000%	4,500,000	4,550,191
New York State Dormitory Authority
Refunding Revenue Bonds
Series 2019A-3
03/15/2041	5.000%	7,000,000	7,731,023
Revenue Bonds
Independent School District-Educational Housing Services
Series 2005 (AMBAC)
07/01/2030	5.250%	3,000,000	3,258,292
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020A
07/01/2053	4.000%	4,000,000	3,924,578
New York State Thruway Authority
Refunding Revenue Bonds
Personal Income Tax - Bidding Group
Series 2022A
03/15/2050	4.000%	14,000,000	14,007,584
New York Transportation Development Corp.
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2040	4.000%	1,800,000	1,744,972
New York Transportation Development Corp.(b)
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2035	5.000%	8,000,000	8,420,116
New York State Thruway Service Areas Project
Series 2021
10/31/2041	4.000%	1,430,000	1,322,131
Terminal 4 John F. Kennedy International Airport Project
Series 2022
12/01/2041	5.000%	5,750,000	6,129,940
12/01/2042	4.000%	4,355,000	4,099,724
Port Authority of New York & New Jersey(b)
Revenue Bonds
Consolidated 218th
Series 2019
11/01/2041	4.000%	1,000,000	1,008,065
Consolidated Bonds
Series 221
07/15/2039	4.000%	6,500,000	6,573,118
07/15/2040	4.000%	6,000,000	6,060,516
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2043	3.750%	11,620,000	11,488,715
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
MTA Bridges and Tunnels
Series 2022
05/15/2052	5.000%	6,000,000	7,194,535
05/15/2057	5.000%	10,500,000	11,741,402
Ulster County Capital Resource Corp.(a)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	2,480,000	2,071,241
09/15/2047	5.250%	3,025,000	2,433,003
09/15/2053	5.250%	6,240,000	4,888,744

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2046	5.000%	4,000,000	4,075,140
Total			165,823,686
North Carolina 1.2%
Durham Housing Authority
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,834,315	2,888,600
North Carolina Department of Transportation(b)
Revenue Bonds
I-77 Hot Lanes Project
Series 2015
06/30/2054	5.000%	12,500,000	12,638,311
North Carolina Medical Care Commission
Refunding Revenue Bonds
Series 2021C
03/01/2042	4.000%	2,500,000	2,080,092
Sharon Towers
Series 2019A
07/01/2039	5.000%	1,650,000	1,669,153
07/01/2044	5.000%	2,260,000	2,266,450
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	2,823,994
North Carolina Turnpike Authority(d)
Revenue Bonds
Series 2017C
07/01/2030	0.000%	445,000	322,394
07/01/2034	0.000%	1,135,000	661,870
Series 2019
01/01/2044	0.000%	4,000,000	1,691,988
Triangle Expressway System
Series 2019
01/01/2042	0.000%	6,550,000	3,047,450
01/01/2043	0.000%	3,500,000	1,550,598
Total			31,640,900
North Dakota 0.2%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Program
Series 2019
07/01/2043	3.050%	1,535,000	1,384,716
Housing Finance Program
Series 2017 (FHA)
07/01/2037	3.450%	700,000	703,834
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	2,195,000	2,185,848
Total			4,274,398
Ohio 2.6%
American Municipal Power, Inc.
Refunding Revenue Bonds
Fremont Energy Center Project
Series 2021
02/15/2036	4.000%	1,530,000	1,600,054
02/15/2038	4.000%	1,500,000	1,541,272
Buckeye Tobacco Settlement Financing Authority
Refunding Revenue Bonds
Series 2020A-2 Class 1
06/01/2039	4.000%	2,000,000	2,012,429
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	25,190,000	25,152,076
County of Hamilton
Revenue Bonds
Cincinnati Children’s Hospital Project
Series 2019
11/15/2049	5.000%	10,000,000	12,164,105
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	625,000	619,976
Lake County Port & Economic Development Authority(a),(c)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2037	0.000%	6,000,000	1,920,000
12/01/2052	0.000%	1,500,000	480,000
Ohio Air Quality Development Authority(a),(b)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2038	4.250%	1,000,000	1,000,946
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2026	5.500%	3,000,000	3,335,465
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	4,500,000	4,627,767

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Ohio(b)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
06/30/2053	5.000%	9,835,000	10,126,860
Toledo-Lucas County Port Authority
Revenue Bonds
University of Toledo Project
Series 2014
07/01/2046	5.000%	5,000,000	5,019,757
Total			69,600,707
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2045	5.250%	2,720,000	2,827,801
Oregon 0.6%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2050	5.250%	1,000,000	1,001,288
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	3,225,000	3,272,039
Port of Portland Airport(b)
Revenue Bonds
Series 2017-24B
07/01/2034	5.000%	1,355,000	1,451,971
07/01/2042	5.000%	2,000,000	2,108,224
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	2,820,000	2,835,992
Washington & Multnomah Counties School District No. 48J Beaverton(d)
Unlimited General Obligation Bonds
Series 2022A
06/15/2048	0.000%	20,000,000	6,002,330
Total			16,671,844
Pennsylvania 8.5%
Bucks County Industrial Development Authority
Revenue Bonds
St. Luke’s University Health Network
Series 2019
08/15/2050	4.000%	4,000,000	3,886,208
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2034	5.000%	1,000,000	1,093,823
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2043	5.000%	2,500,000	2,747,803
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries
Series 2015
01/01/2038	5.000%	865,000	932,381
Refunding Revenue Bonds
Diakon Lutheran
Series 2015
01/01/2038	5.000%	4,385,000	4,516,367
Delaware Valley Regional Finance Authority
Revenue Bonds
Series 1997C (AMBAC)
07/01/2027	7.750%	1,000,000	1,257,456
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2048	5.000%	1,300,000	1,239,564
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2039	4.000%	6,000,000	6,040,528
Montgomery County Industrial Development Authority
Prerefunded 01/15/25 Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	6,000,000	6,473,064
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	2,000,000	2,071,727
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2048	4.000%	20,000,000	19,186,402
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	30,000,000	29,873,004

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(a),(c)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	5,625,000	2,137,500
Pennsylvania Economic Development Financing Authority(b)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,625,000	1,686,708
06/30/2042	5.000%	24,375,000	25,159,095
Proctor & Gamble Paper Project
Series 2001
03/01/2031	5.375%	1,000,000	1,180,566
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2017-124B
10/01/2037	3.500%	16,000,000	15,523,874
Revenue Bonds
Series 2019-129
10/01/2039	3.150%	7,730,000	7,067,442
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2015A-1
12/01/2045	5.250%	25,295,000	26,534,377
Subordinated Series 2016A-1
12/01/2046	5.000%	5,000,000	5,201,523
Revenue Bonds
Series 2014B
12/01/2044	5.250%	10,000,000	10,354,180
Subordinated Series 2014A-1
12/01/2043	5.000%	16,940,000	17,457,864
Subordinated Series 2017B-1
06/01/2042	5.000%	15,000,000	15,936,181
Subordinated Series 2018B
12/01/2043	5.000%	7,000,000	7,579,650
Philadelphia Authority for Industrial Development
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	5,475,000	5,832,843
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2037	5.000%	1,000,000	1,088,977
Series 2018B
09/01/2043	5.000%	985,000	1,061,457
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westmoreland County Municipal Authority(d)
Revenue Bonds
Capital Appreciation
Series 1999A (NPFGC)
08/15/2022	0.000%	2,000,000	1,998,471
Total			225,119,035
Puerto Rico 2.2%
Commonwealth of Puerto Rico(d),(f)
Revenue Notes
Series 2022
11/01/2051	0.000%	3,508,841	1,723,718
Subordinated Series 2022
11/01/2043	0.000%	2,958,502	1,579,100
Unlimited General Obligation Bonds
Series 2021A
07/01/2024	0.000%	197,847	183,998
Commonwealth of Puerto Rico(f)
Unlimited General Obligation Bonds
Series 2021-A1
07/01/2031	5.750%	1,824,845	2,047,700
07/01/2033	4.000%	592,517	567,170
07/01/2035	4.000%	532,594	502,713
07/01/2037	4.000%	457,106	426,789
07/01/2041	4.000%	621,490	570,277
07/01/2046	4.000%	2,061,341	1,855,346
Puerto Rico Commonwealth Aqueduct & Sewer Authority(f)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	2,000,000	2,022,058
Puerto Rico Electric Power Authority(c),(f)
Revenue Bonds
Series 2010XX
07/01/2040	5.250%	7,000,000	5,722,500
Series 2012A
07/01/2042	5.000%	7,000,000	5,722,500
Puerto Rico Highway & Transportation Authority(c),(f)
Revenue Bonds
Series 2005K
07/01/2030	0.000%	2,000,000	600,000
Series 2007M
07/01/2037	0.000%	2,000,000	600,000
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	1,930,000	579,000
Puerto Rico Public Finance Corp.(f)
Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	450,000	521,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	2,470,000	2,833,504
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	1,050,000	1,215,901
Puerto Rico Sales Tax Financing Corp.(d),(f)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	73,959,000	21,465,232
Puerto Rico Sales Tax Financing Corp.(f)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	8,000,000	8,069,370
Total			58,807,976
South Carolina 1.8%
Piedmont Municipal Power Agency
Unrefunded Revenue Bonds
Series 1993 (NPFGC)
01/01/2025	5.375%	10,805,000	11,674,663
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/24 Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	910,000	1,013,304
11/01/2045	7.250%	3,935,000	4,403,263
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	4,200,000	4,564,786
Revenue Bonds
York Preparatory Academy Project
Series 2014A Escrowed to Maturity
11/01/2023	5.750%	385,000	396,750
South Carolina Ports Authority(b)
Revenue Bonds
Series 2018
07/01/2048	5.000%	4,260,000	4,508,409
07/01/2055	5.000%	1,380,000	1,456,597
South Carolina Public Service Authority
Revenue Bonds
Series 2022A
12/01/2052	4.000%	18,000,000	17,301,083
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2035	2.650%	915,000	827,215
07/01/2040	3.000%	915,000	811,578
Total			46,957,648
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.5%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	6,920,000	7,246,055
Revenue Bonds
Regional Health
Series 2017
09/01/2040	5.000%	6,500,000	6,835,254
Total			14,081,309
Tennessee 1.6%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2032	5.000%	1,300,000	1,331,600
10/01/2035	5.000%	645,000	658,952
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2035	5.000%	1,000,000	1,073,702
07/01/2040	4.000%	7,200,000	7,180,415
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	6,800,000	7,197,694
Series 2017A
07/01/2048	5.000%	1,665,000	1,767,059
New Memphis Arena Public Building Authority(d)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2041	0.000%	1,500,000	644,916
04/01/2043	0.000%	1,500,000	575,739
04/01/2045	0.000%	1,500,000	518,563
04/01/2046	0.000%	750,000	245,756
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2054	5.750%	12,000,000	11,894,626
Tennessee Housing Development Agency
Revenue Bonds
3rd Issue
Series 2017
07/01/2037	3.400%	740,000	739,867
07/01/2042	3.600%	490,000	491,712

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Issue 3
Series 2018
01/01/2049	3.950%	5,115,000	5,082,890
Social Bond
Series 2022-2
01/01/2048	4.350%	3,500,000	3,542,181
Total			42,945,672
Texas 8.6%
Central Texas Regional Mobility Authority(d)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	2,000,000	1,858,973
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2037	5.000%	10,000,000	10,314,263
08/15/2042	5.000%	14,730,000	15,125,228
City of Austin Airport System(b)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,061,454
11/15/2046	5.000%	3,000,000	3,165,165
Series 2019B
11/15/2044	5.000%	6,500,000	7,074,602
City of Houston Airport System(b)
Revenue Bonds
Subordinated Series 2020A
07/01/2047	4.000%	800,000	783,426
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	2,165,000	2,168,263
08/15/2042	5.000%	2,350,000	2,352,433
Series 2013
08/15/2033	6.000%	990,000	1,021,222
International Leadership
Series 2015
08/15/2038	5.750%	3,000,000	3,077,560
International Leadership of Texas
Series 2015
08/15/2045	5.750%	10,500,000	10,701,300
Series 2015A
12/01/2035	5.000%	2,200,000	2,279,199
12/01/2045	5.000%	1,100,000	1,124,905
Collin County Community College District
Limited General Obligation Bonds
Series 2020A
08/15/2036	4.000%	1,250,000	1,323,010
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Conroe Independent School District
Unlimited General Obligation Bonds
Series 2022A
02/15/2047	4.000%	4,310,000	4,418,700
Dallas Love Field(b)
Revenue Bonds
Series 2017
11/01/2034	5.000%	750,000	801,341
11/01/2035	5.000%	1,000,000	1,066,999
Dallas/Fort Worth International Airport(b)
Refunding Revenue Bonds
Series 2014A
11/01/2032	5.000%	3,400,000	3,485,021
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2020A
11/01/2035	4.000%	1,250,000	1,293,901
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2030	5.000%	1,000,000	1,080,000
03/01/2034	5.000%	645,000	688,491
Grand Parkway Transportation Corp.
Refunding Revenue Bonds
Grand Parkway System
Series 2020C
10/01/2045	4.000%	8,010,000	8,017,908
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
Senior Lien
Series 2018A
08/15/2048	4.000%	4,000,000	4,014,513
Humble Independent School District(e)
Unlimited General Obligation Bonds
Series 2022
02/15/2052	4.000%	2,000,000	2,033,470
Katy Independent School District
Unlimited General Obligation Bonds
Series 2022
02/15/2052	4.000%	3,300,000	3,350,557
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	7,015,000	7,100,752
Revenue Bonds
Collegiate Housing College Station
Series 2014
04/01/2046	5.000%	7,250,000	7,092,019

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	9,000,000	8,100,000
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2031	0.000%	1,000,000	550,000
07/01/2051	0.000%	6,745,000	3,709,750
Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project
Series 2016
07/01/2046	0.000%	3,335,000	1,834,250
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	9,230,000	9,700,162
Series 2019A
01/01/2037	4.000%	5,000,000	5,154,508
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2038	4.000%	2,320,000	2,461,048
02/15/2040	4.000%	1,415,000	1,486,754
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	390,000	392,824
Prosper Independent School District
Unlimited General Obligation Bonds
Series 2022
02/15/2052	4.000%	4,800,000	4,883,040
Red River Health Facilities Development Corp.
Prerefunded 11/15/24 Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2034	7.500%	2,000,000	2,241,193
Sanger Industrial Development Corp.(a),(b),(c)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	34,645,000	8,661,250
Tarrant County College District
Limited General Obligation Bonds
Series 2022
08/15/2042	4.000%	15,600,000	16,094,434
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2044	5.000%	2,500,000	2,544,001
10/01/2049	5.000%	1,870,000	1,899,408
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Methodist Hospitals of Dallas
Series 2022
10/01/2040	5.000%	2,000,000	2,240,393
10/01/2052	4.000%	2,650,000	2,632,371
Tarrant County Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,500,000	2,275,000
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
06/30/2034	4.000%	2,000,000	2,024,793
12/31/2039	4.000%	400,000	397,209
Senior Lien - North Tarrant Express
Series 2019
12/31/2038	4.000%	3,500,000	3,445,308
Texas Private Activity Bond Surface Transportation Corp.(b)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	15,445,000	15,861,794
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,038,135
12/31/2045	5.000%	1,250,000	1,267,476
12/31/2055	5.000%	6,250,000	6,316,478
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	2,000,000	2,076,549
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2034	3.000%	1,750,000	1,745,723
02/15/2035	3.000%	1,750,000	1,728,220
02/15/2036	3.000%	1,435,000	1,410,715
02/15/2038	4.000%	1,750,000	1,863,370
02/15/2039	4.000%	1,250,000	1,326,284
02/15/2040	4.000%	1,000,000	1,057,220
Wichita Falls Independent School District
Unlimited General Obligation Bonds
Series 2021
02/01/2028	4.000%	700,000	769,660
02/01/2029	4.000%	600,000	665,197
02/01/2030	4.000%	800,000	894,062
Total			229,623,254

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.7%
Salt Lake City Corp. Airport(b)
Revenue Bonds
Series 2017A
07/01/2047	5.000%	11,500,000	12,211,499
Series 2018-A
07/01/2048	5.000%	3,000,000	3,217,517
UIPA Crossroads Public Infrastructure District(a)
Tax Allocation Bonds
Series 2021
06/01/2052	4.375%	2,740,000	2,402,871
Total			17,831,887
Virginia 1.3%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,500,000	3,671,951
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Obligation
Series 2014
06/15/2030	5.000%	1,000,000	1,035,372
06/15/2031	5.000%	800,000	826,369
06/15/2033	5.000%	500,000	514,300
Virginia Small Business Financing Authority(b)
Refunding Revenue Bonds
Senior Lien - 95 Express Lanes LLC Project
Series 2022
01/01/2048	4.000%	3,750,000	3,540,315
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	3,750,000	3,885,114
12/31/2056	5.000%	20,300,000	21,004,081
Total			34,477,502
Washington 1.9%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	2,915,000	2,897,103
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,300,000	1,353,153
12/01/2045	6.250%	2,500,000	2,606,099
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Seattle(b)
Revenue Bonds
Series 2018A
05/01/2043	5.000%	8,000,000	8,678,453
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Multicare Health System
Series 2017B
08/15/2041	4.000%	10,500,000	10,523,584
Seattle Cancer Care Alliance
Series 2020
09/01/2050	5.000%	2,250,000	2,382,779
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	3,335,000	3,184,045
Washington State Convention Center Public Facilities District
Revenue Bonds
Junior Lodging Tax Green Notes
Series 2021
07/01/2031	4.000%	1,000,000	990,992
Washington State Housing Finance Commission
Prerefunded 01/01/23 Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2028	5.000%	985,000	998,489
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	730,000	759,912
07/01/2035	6.750%	550,000	573,951
Washington State Housing Finance Commission(a)
Prerefunded 10/03/22 Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2032	6.500%	9,300,000	9,377,260
10/01/2047	6.750%	1,000,000	1,008,558
Refunding Revenue Bonds
Skyline 1st Hill Project
Series 2015
01/01/2025	5.000%	485,000	487,471
01/01/2035	5.750%	575,000	582,968
01/01/2045	6.000%	2,325,000	2,348,200
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	1,250,000	1,304,890
Unrefunded Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2023	5.000%	175,000	175,478
Total			50,233,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Virginia 0.8%
West Virginia Hospital Finance Authority
Refunding Revenue Bonds
Cabell Huntington Hospital Obligation
Series 2018
01/01/2047	4.125%	5,000,000	4,692,864
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	16,500,000	17,298,836
Total			21,991,700
Wisconsin 2.2%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2049	5.000%	4,250,000	4,269,947
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2041	5.000%	4,000,000	4,317,995
Public Finance Authority(a)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	820,000	801,192
05/15/2047	5.250%	1,105,000	1,063,428
Public Finance Authority(b)
Revenue Bonds
Green Bonds - Fargo-Moorhead Metropolitan Area Flood Risk Management Project
Series 2021
09/30/2051	4.000%	4,700,000	4,063,205
Public Finance Authority(a),(d)
Revenue Bonds
WFCS Portfolio Project
Subordinated Series 2021
01/01/2061	0.000%	21,300,000	1,509,851
University of Wisconsin Hospitals & Clinics
Refunding Revenue Bonds
Green Bonds - University of Wisconsin Hospital
Series 2021
04/01/2051	4.000%	10,000,000	9,611,467
Wisconsin Center District(d)
Revenue Bonds
Senior Dedicated
Series 2020 (AGM)
12/15/2060	0.000%	18,625,000	3,255,084
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	6,750,000	6,989,022
08/15/2034	5.250%	8,000,000	8,293,514
Refunding Revenue Bonds
St. Camillus Health System, Inc.
Series 2019
11/01/2046	5.000%	2,100,000	2,070,801
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	2,335,000	2,187,858
07/01/2053	4.125%	5,000,000	4,718,601
Series 2018B
07/01/2038	4.375%	1,250,000	961,004
07/01/2043	4.500%	1,375,000	1,009,980
07/01/2048	5.000%	500,000	386,520
Unrefunded Refunding Revenue Bond
Ascension Health
Series 2016A
11/15/2046	4.000%	3,610,000	3,581,571
Total			59,091,040
Wyoming 0.3%
County of Campbell
Refunding Revenue Bonds
Basin Electric Power Cooperative
Series 2019
07/15/2039	3.625%	7,600,000	7,406,953
Total Municipal Bonds (Cost $2,763,666,170)			2,648,146,025

Money Market Funds 1.0%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.986%(g)	202,500	202,479
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.001%(g)	26,245,896	26,245,896
Total Money Market Funds (Cost $26,448,389)		26,448,375
Total Investments in Securities (h) (Cost $2,790,114,559)		2,674,594,400
Other Assets & Liabilities, Net		(14,353,500)
Net Assets		$2,660,240,900

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Tax-Exempt Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2022, the total value of these securities amounted to $89,619,471, which represents 3.37% of total net assets.
(b)	Income from this security may be subject to alternative minimum tax.
(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2022, the total value of these securities amounted to $53,454,465, which represents 2.01% of total net assets.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2022, the total value of these securities amounted to $58,807,976, which represents 2.21% of total net assets.
(g)	The rate shown is the seven-day current annualized yield at July 31, 2022.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	6,252,495	—	(5,972,532)	(279,963)	—	164,937	21,878	—
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
July 31, 2022
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Municipal Bonds	—	2,648,146,025	—	2,648,146,025
Money Market Funds	26,448,375	—	—	26,448,375
Total Investments in Securities	26,448,375	2,648,146,025	—	2,674,594,400
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Tax-Exempt Fund | Annual Report 2022

Statement of Assets and Liabilities
July 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,790,114,559)	$2,674,594,400
Cash	130,643
Receivable for:
Capital shares sold	7,503,804
Interest	23,950,723
Prepaid expenses	33,962
Trustees’ deferred compensation plan	530,842
Total assets	2,706,744,374
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	32,276,705
Capital shares purchased	5,897,750
Distributions to shareholders	7,477,478
Management services fees	32,787
Distribution and/or service fees	11,840
Transfer agent fees	144,335
Compensation of board members	65,027
Other expenses	66,710
Trustees’ deferred compensation plan	530,842
Total liabilities	46,503,474
Net assets applicable to outstanding capital stock	$2,660,240,900
Represented by
Paid in capital	2,809,743,329
Total distributable earnings (loss)	(149,502,429)
Total - representing net assets applicable to outstanding capital stock	$2,660,240,900
Class A
Net assets	$2,037,501,732
Shares outstanding	167,569,771
Net asset value per share	$12.16
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.54
Advisor Class
Net assets	$21,756,597
Shares outstanding	1,789,709
Net asset value per share	$12.16
Class C
Net assets	$31,540,955
Shares outstanding	2,593,575
Net asset value per share	$12.16
Institutional Class
Net assets	$532,341,598
Shares outstanding	43,775,520
Net asset value per share	$12.16
Institutional 2 Class
Net assets	$15,272,313
Shares outstanding	1,255,647
Net asset value per share	$12.16
Institutional 3 Class
Net assets	$21,827,705
Shares outstanding	1,789,955
Net asset value per share	$12.19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	31

Statement of Operations
Year Ended July 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$14,152
Dividends — affiliated issuers	21,878
Interest	106,115,477
Total income	106,151,507
Expenses:
Management services fees	13,414,917
Distribution and/or service fees
Class A	4,601,635
Class C	329,520
Transfer agent fees
Class A	1,496,782
Advisor Class	17,350
Class C	25,047
Institutional Class	388,948
Institutional 2 Class	9,619
Institutional 3 Class	1,583
Compensation of board members	42,902
Custodian fees	25,008
Printing and postage fees	98,761
Registration fees	122,744
Audit fees	39,500
Legal fees	40,210
Interest on interfund lending	445
Compensation of chief compliance officer	808
Other	50,711
Total expenses	20,706,490
Fees waived by distributor
Class C	(21,480)
Fees waived by transfer agent
Institutional 3 Class	(1,038)
Expense reduction	(2,677)
Total net expenses	20,681,295
Net investment income	85,470,212
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(19,968,015)
Investments — affiliated issuers	164,937
Futures contracts	(4,263,513)
Net realized loss	(24,066,591)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(351,359,416)
Investments — affiliated issuers	(279,963)
Net change in unrealized appreciation (depreciation)	(351,639,379)
Net realized and unrealized loss	(375,705,970)
Net decrease in net assets resulting from operations	$(290,235,758)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Tax-Exempt Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended July 31, 2022	Year Ended July 31, 2021
Operations
Net investment income	$85,470,212	$92,073,978
Net realized gain (loss)	(24,066,591)	15,567,724
Net change in unrealized appreciation (depreciation)	(351,639,379)	75,480,561
Net increase (decrease) in net assets resulting from operations	(290,235,758)	183,122,263
Distributions to shareholders
Net investment income and net realized gains
Class A	(77,176,902)	(78,218,582)
Advisor Class	(950,141)	(938,943)
Class C	(1,060,210)	(1,273,646)
Institutional Class	(21,249,393)	(20,255,431)
Institutional 2 Class	(661,141)	(1,515,757)
Institutional 3 Class	(923,446)	(786,951)
Total distributions to shareholders	(102,021,233)	(102,989,310)
Decrease in net assets from capital stock activity	(245,080,848)	(100,510,779)
Total decrease in net assets	(637,337,839)	(20,377,826)
Net assets at beginning of year	3,297,578,739	3,317,956,565
Net assets at end of year	$2,660,240,900	$3,297,578,739
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2022		July 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,708,549	123,022,678	9,044,414	123,055,854
Distributions reinvested	5,617,395	73,011,313	5,440,312	73,812,867
Redemptions	(31,061,870)	(395,297,040)	(20,093,734)	(272,652,688)
Net decrease	(15,735,926)	(199,263,049)	(5,609,008)	(75,783,967)
Advisor Class
Subscriptions	356,251	4,648,197	576,110	7,801,333
Distributions reinvested	63,243	825,224	59,663	809,616
Redemptions	(781,887)	(9,969,995)	(460,211)	(6,256,008)
Net increase (decrease)	(362,393)	(4,496,574)	175,562	2,354,941
Class C
Subscriptions	471,057	6,020,898	434,523	5,910,689
Distributions reinvested	77,721	1,011,598	88,497	1,199,530
Redemptions	(1,189,578)	(15,212,863)	(1,501,185)	(20,388,504)
Net decrease	(640,800)	(8,180,367)	(978,165)	(13,278,285)
Institutional Class
Subscriptions	10,379,714	131,939,975	8,888,085	120,971,238
Distributions reinvested	957,213	12,417,286	799,638	10,855,698
Redemptions	(13,637,930)	(171,217,167)	(9,033,158)	(122,718,730)
Net increase (decrease)	(2,301,003)	(26,859,906)	654,565	9,108,206
Institutional 2 Class
Subscriptions	360,125	4,703,575	855,835	11,612,819
Distributions reinvested	50,657	660,216	111,855	1,515,277
Redemptions	(747,053)	(9,699,446)	(3,089,416)	(42,161,772)
Net decrease	(336,271)	(4,335,655)	(2,121,726)	(29,033,676)
Institutional 3 Class
Subscriptions	746,569	9,507,614	653,908	8,912,650
Distributions reinvested	67,158	874,575	54,163	737,556
Redemptions	(984,102)	(12,327,486)	(259,378)	(3,528,204)
Net increase (decrease)	(170,375)	(1,945,297)	448,693	6,122,002
Total net decrease	(19,546,768)	(245,080,848)	(7,430,079)	(100,510,779)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Tax-Exempt Fund | Annual Report 2022

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Columbia Tax-Exempt Fund | Annual Report 2022	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2022	$13.84	0.36	(1.61)	(1.25)	(0.36)	(0.07)	(0.43)
Year Ended 7/31/2021	$13.50	0.38	0.38	0.76	(0.38)	(0.04)	(0.42)
Year Ended 7/31/2020	$13.63	0.43	(0.06)	0.37	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2019	$13.35	0.50	0.34	0.84	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2018	$13.60	0.53	(0.25)	0.28	(0.53)	—	(0.53)
Advisor Class
Year Ended 7/31/2022	$13.83	0.39	(1.60)	(1.21)	(0.39)	(0.07)	(0.46)
Year Ended 7/31/2021	$13.50	0.40	0.38	0.78	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.63	0.45	(0.05)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.35	0.87	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Class C
Year Ended 7/31/2022	$13.83	0.29	(1.60)	(1.31)	(0.29)	(0.07)	(0.36)
Year Ended 7/31/2021	$13.50	0.29	0.38	0.67	(0.30)	(0.04)	(0.34)
Year Ended 7/31/2020	$13.63	0.34	(0.06)	0.28	(0.34)	(0.07)	(0.41)
Year Ended 7/31/2019	$13.35	0.41	0.35	0.76	(0.47)	(0.01)	(0.48)
Year Ended 7/31/2018	$13.60	0.44	(0.25)	0.19	(0.44)	—	(0.44)
Institutional Class
Year Ended 7/31/2022	$13.84	0.39	(1.61)	(1.22)	(0.39)	(0.07)	(0.46)
Year Ended 7/31/2021	$13.50	0.40	0.39	0.79	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Institutional 2 Class
Year Ended 7/31/2022	$13.84	0.39	(1.61)	(1.22)	(0.39)	(0.07)	(0.46)
Year Ended 7/31/2021	$13.50	0.41	0.38	0.79	(0.41)	(0.04)	(0.45)
Year Ended 7/31/2020	$13.64	0.45	(0.06)	0.39	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Tax-Exempt Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2022	$12.16	(9.15%)	0.73%(c)	0.72%(c),(d)	2.80%	16%	$2,037,502
Year Ended 7/31/2021	$13.84	5.74%	0.72%(e)	0.72%(d),(e)	2.78%	13%	$2,536,239
Year Ended 7/31/2020	$13.50	2.76%	0.73%(e)	0.73%(d),(e)	3.16%	29%	$2,550,497
Year Ended 7/31/2019	$13.63	6.51%	0.73%	0.73%	3.74%	20%	$2,548,777
Year Ended 7/31/2018	$13.35	2.08%	0.72%	0.72%(d)	3.93%	17%	$2,642,009
Advisor Class
Year Ended 7/31/2022	$12.16	(8.91%)	0.52%(c)	0.52%(c),(d)	2.99%	16%	$21,757
Year Ended 7/31/2021	$13.83	5.88%	0.52%(e)	0.52%(d),(e)	2.97%	13%	$29,770
Year Ended 7/31/2020	$13.50	2.96%	0.53%(e)	0.53%(d),(e)	3.36%	29%	$26,679
Year Ended 7/31/2019	$13.63	6.72%	0.53%	0.53%	3.93%	20%	$21,407
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.16%	17%	$13,745
Class C
Year Ended 7/31/2022	$12.16	(9.63%)	1.38%(c)	1.32%(c),(d)	2.20%	16%	$31,541
Year Ended 7/31/2021	$13.83	5.03%	1.47%(e)	1.33%(d),(e),(f)	2.17%	13%	$44,740
Year Ended 7/31/2020	$13.50	2.09%	1.48%(e)	1.38%(d),(e),(f)	2.51%	29%	$56,855
Year Ended 7/31/2019	$13.63	5.82%	1.48%	1.38%(f)	3.09%	20%	$59,114
Year Ended 7/31/2018	$13.35	1.42%	1.47%	1.37%(d)	3.27%	17%	$72,134
Institutional Class
Year Ended 7/31/2022	$12.16	(8.97%)	0.53%(c)	0.53%(c),(d)	3.01%	16%	$532,342
Year Ended 7/31/2021	$13.84	5.95%	0.52%(e)	0.52%(d),(e)	2.97%	13%	$637,596
Year Ended 7/31/2020	$13.50	2.89%	0.53%(e)	0.53%(d),(e)	3.37%	29%	$613,307
Year Ended 7/31/2019	$13.64	6.80%	0.53%	0.53%	3.94%	20%	$781,834
Year Ended 7/31/2018	$13.35	2.29%	0.52%	0.52%(d)	4.13%	17%	$775,309
Institutional 2 Class
Year Ended 7/31/2022	$12.16	(8.96%)	0.51%(c)	0.51%(c)	3.00%	16%	$15,272
Year Ended 7/31/2021	$13.84	5.97%	0.51%(e)	0.51%(e)	3.00%	13%	$22,033
Year Ended 7/31/2020	$13.50	2.90%	0.52%(e)	0.52%(e)	3.36%	29%	$50,150
Year Ended 7/31/2019	$13.64	6.81%	0.52%	0.52%	3.94%	20%	$8,978
Year Ended 7/31/2018	$13.35	2.29%	0.51%	0.51%	4.16%	17%	$6,239
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2022	$13.88	0.40	(1.62)	(1.22)	(0.40)	(0.07)	(0.47)
Year Ended 7/31/2021	$13.54	0.41	0.39	0.80	(0.42)	(0.04)	(0.46)
Year Ended 7/31/2020	$13.67	0.46	(0.06)	0.40	(0.46)	(0.07)	(0.53)
Year Ended 7/31/2019	$13.39	0.53	0.35	0.88	(0.59)	(0.01)	(0.60)
Year Ended 7/31/2018	$13.64	0.57	(0.26)	0.31	(0.56)	—	(0.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	7/31/2021	7/31/2020	7/31/2019
Class C	0.01%	0.10%	0.10%
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Tax-Exempt Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2022	$12.19	(8.96%)	0.47%(c)	0.46%(c)	3.07%	16%	$21,828
Year Ended 7/31/2021	$13.88	6.01%	0.47%(e)	0.47%(e)	3.03%	13%	$27,202
Year Ended 7/31/2020	$13.54	3.03%	0.47%(e)	0.47%(e)	3.42%	29%	$20,467
Year Ended 7/31/2019	$13.67	6.78%	0.47%	0.47%	3.97%	20%	$17,056
Year Ended 7/31/2018	$13.39	2.35%	0.47%	0.47%	4.25%	17%	$7,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2022	39

Notes to Financial Statements
July 31, 2022
Note 1. Organization
Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
40	Columbia Tax-Exempt Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Tax-Exempt Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
July 31, 2022
broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,263,513)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	61,463,438

42	Columbia Tax-Exempt Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2022.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Tax-Exempt Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
July 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2022 was 0.45% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	3,121,067	(404,560)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
44	Columbia Tax-Exempt Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 1, 2021 through November 30, 2022, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the year ended July 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.05
Institutional 3 Class	0.00
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,677.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective December 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.60% annually of the average daily net assets attributable to Class C shares. Prior to December 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	462,848
Class C	—	1.00(b)	1,265

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Tax-Exempt Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
July 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2021 through November 30, 2022	Prior to December 1, 2021
Class A	0.77%	0.80%
Advisor Class	0.57	0.60
Class C	1.37	1.55
Institutional Class	0.57	0.60
Institutional 2 Class	0.55	0.59
Institutional 3 Class	0.51	0.54
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective December 1, 2021 through November 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Prior to December 1, 2021, Class C distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July, 31, 2022, these differences were primarily due to differing treatment for tax straddles, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, defaulted securities/troubled debt, post-October capital losses, trustees’ deferred compensation, distributions, re-characterization of distributions for investments and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,194,056	376,504	(1,570,560)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
46	Columbia Tax-Exempt Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2022				Year Ended July 31, 2021
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
67,934	85,442,905	16,510,394	102,021,233	14,405	92,260,536	10,714,369	102,989,310
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	35,627,593	—	—	(143,212,265)
At July 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,817,806,665	40,951,816	(184,164,081)	(143,212,265)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	33,845,056
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $471,857,579 and $707,802,155, respectively, for the year ended July 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Tax-Exempt Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
July 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,733,333	1.51	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended July 31, 2022.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
48	Columbia Tax-Exempt Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Columbia Tax-Exempt Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
July 31, 2022
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2022, one unaffiliated shareholder of record owned 12.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 39.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
50	Columbia Tax-Exempt Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Tax-Exempt Fund | Annual Report 2022	51

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,453,957	99.92%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
52	Columbia Tax-Exempt Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Tax-Exempt Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
54	Columbia Tax-Exempt Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Tax-Exempt Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
56	Columbia Tax-Exempt Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Tax-Exempt Fund | Annual Report 2022	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58	Columbia Tax-Exempt Fund | Annual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Tax-Exempt Fund | Annual Report 2022	59

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
60	Columbia Tax-Exempt Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Tax-Exempt Fund | Annual Report 2022	61

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
62	Columbia Tax-Exempt Fund | Annual Report 2022

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Columbia Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN233_07_M01_(09/22)

Annual Report
July 31, 2022
Columbia Ultra Short Term Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Ultra Short Term Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Ultra Short Term Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2016
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class A*	02/20/19	-0.80	1.11	0.77
Advisor Class*	12/03/18	-0.65	1.28	0.93
Institutional Class*	12/03/18	-0.65	1.29	0.93
Institutional 3 Class	03/08/04	-0.50	1.38	1.03
Bloomberg U.S. Short-Term Government/Corporate Index		-0.23	1.26	0.85
Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2012 — July 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2022)
Asset-Backed Securities — Non-Agency	33.3
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Corporate Bonds & Notes	51.2
Foreign Government Obligations	1.0
Money Market Funds	3.3
Residential Mortgage-Backed Securities - Agency	0.0(a)
Residential Mortgage-Backed Securities - Non-Agency	8.3
U.S. Government & Agency Obligations	1.0
U.S. Treasury Obligations	1.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2022)
AAA rating	22.6
AA rating	17.6
A rating	29.6
BBB rating	24.7
Not rated	5.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2022, Class A shares of Columbia Ultra Short Term Bond Fund returned -0.80%. The Fund underperformed its benchmark, the Bloomberg U.S. Short-Term Government/Corporate Index, which returned -0.23% for the same time period.
Marketing overview
Investor sentiment in 2021 was supported by accommodative monetary and fiscal policy, healthy consumer balance sheets, strong corporate financial results and above-trend economic growth. However, inflation accelerated in 2022 and proved to be more persistent than originally expected. The changing economic landscape prompted the U.S. Federal Reserve (Fed) to shift its attention to taming historically elevated inflation even at the cost of economic growth. The Fed tightened monetary policy and raised its policy rate from the zero-lower bound to a range of 2.25%-2.50%. Economic growth indicators have softened in 2022, but the Fed has communicated that it plans on continuing to raise its policy rate into 2023 due to elevated inflation readings.
Given the likely trajectory of the fed funds target rate, short-term Treasury yields moved sharply higher over the year, while longer term yields also rose, albeit to a lesser degree. At the end of July 2022, the 2-year Treasury yield was 2.88%, or 270 basis points (bps, a basis point is 1/100 of a percent) greater than July 2021, and the 10-year Treasury yield was 2.65%, about 143 bps greater than a year ago. The slope of the yield curve flattened considerably, and inverted between certain tenors, as economic growth concerns increased. The yield difference between 10-year Treasury and the 2-year Treasury was -23 bps in July 2022 versus 104 bps in the prior year.
Credit-related sectors in the aggregate fixed-income market produced negative absolute returns and negative excess returns relative to Treasuries during the period. On an excess returns basis, emerging market bonds performed the worst, followed by lower rated investment grade corporates and high-yield corporates. Agency mortgage-backed securities (MBS) and asset-backed securities (ABS) outperformed other sectors, although the sectors still generated negative excess returns. Shorter duration bonds outperformed longer duration bonds.
Within the short-term investment-grade corporate market, lower rated securities generated positive excess returns relative to Treasuries and also outperformed higher quality securities over the last year. The trend was reversed in longer term investment-grade corporate markets, with higher rated securities outperforming lower quality securities and excess returns for all ratings buckets ending negative.
The Fund’s notable detractors during the period
•	Security selection within the investment-grade corporate sector, particularly within financials, was the largest detractor from performance during the period.
•	The Fund’s investment-grade corporate holdings were also of a longer duration than that of the sector’s position in the benchmark, which hurt relative performance as interest rates rose.
The Fund’s notable contributors during the period
•	The largest positive contributor to relative performance during the period was from sector allocation decisions.
•	Our overweight allocation to investment-grade corporates and exposure to out-of-benchmark sectors, namely ABS and non-agency collateralized mortgage obligations (CMOs), were additive to relative performance as the sectors outperformed the benchmark.
•	Sector weightings were continuously evaluated throughout the period and fine-tuned according to our outlook.
○	For instance, we increased the allocation to investment-grade corporates as we saw attractive opportunities arise in 2022.
○	We also believed that valuations in non-agency CMOs and non-agency commercial MBS were relatively attractive and increased exposure to the sectors accordingly.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk  exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2022 — July 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.00	1,022.46	2.05	2.08	0.42
Advisor Class	1,000.00	1,000.00	995.70	1,023.20	1.32	1.34	0.27
Institutional Class	1,000.00	1,000.00	995.70	1,023.20	1.32	1.34	0.27
Institutional 3 Class	1,000.00	1,000.00	997.10	1,023.39	1.13	1.14	0.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	7

Portfolio of Investments
July 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 33.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Auto Trust(a)
Series 2021-A Class A
04/15/2027	1.080%	5,746,564	5,672,735
ACC Trust(a)
Series 2022-1 Class A
09/20/2024	1.190%	6,872,299	6,808,760
ACM Auto Trust(a)
Series 2022-1A Class A
04/20/2029	3.230%	6,841,852	6,805,499
Affirm Asset Securitization Trust(a)
Series 2021-A Class A
08/15/2025	0.880%	19,050,000	18,766,547
Subordinated Series 2021-A Class B
08/15/2025	1.060%	3,250,000	3,168,399
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class C
12/12/2025	2.690%	143,036	143,006
Series 2021-2 Class A
10/15/2024	0.370%	19,575	19,556
Series 2021-3 Class A
06/13/2025	0.330%	3,269,613	3,260,312
Subordinated Series 2019-1 Class D
04/14/2025	3.810%	1,127,491	1,127,548
Subordinated Series 2020-3 Class C
06/15/2026	1.850%	3,549,530	3,522,673
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	1,825,000	1,792,303
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A2
11/18/2024	0.260%	1,040,815	1,036,280
Arivo Acceptance Auto Loan Receivables Trust(a)
Series 2021-1A Class A
01/15/2027	1.190%	6,683,981	6,577,570
Atalaya Equipment Leasing Trust(a)
Series 2021-1A Class A2
05/15/2026	1.230%	7,078,574	6,930,826
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-1A Class A
09/20/2023	3.070%	2,840,000	2,839,526
Series 2017-2A Class A
03/20/2024	2.970%	29,033,000	28,906,637
CarNow Auto Receivables Trust(a)
Series 2021-1A Class A
10/15/2024	0.970%	1,306,846	1,304,067
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carvana Auto Receivables Trust
Series 2021-N1 Class A
01/10/2028	0.700%	8,030,469	7,615,667
Series 2021-N2 Class A1
03/10/2028	0.320%	2,939,645	2,905,080
Series 2021-N3 Class A1
06/12/2028	0.350%	5,259,062	5,142,034
CCG Receivables Trust(a)
Series 2019-2 Class A2
03/15/2027	2.110%	528,326	526,922
Series 2020-1 Class A2
12/14/2027	0.540%	11,420,463	11,222,145
Series 2021-1 Class A2
06/14/2027	0.300%	4,814,122	4,687,183
Chase Auto Credit Linked Notes(a)
Subordinated Series 2020-2 Class B
02/25/2028	0.840%	7,494,172	7,373,735
Subordinated Series 2020-2 Class C
02/25/2028	1.139%	1,159,812	1,142,340
Chase Auto Credit-Linked Notes(a)
Subordinated Series 2020-1 Class B
01/25/2028	0.991%	1,688,913	1,667,759
Commercial Equipment Finance LLC(a)
Series 2021-A Class A
02/16/2027	2.050%	15,783,063	15,304,364
Conn’s Receivables Funding LLC(a)
Series 2021-A Class A
05/15/2026	1.050%	7,901,205	7,828,644
CPS Auto Receivables Trust(a)
Series 2022-A Class A
04/16/2029	0.980%	5,624,842	5,539,161
Credit Acceptance Auto Loan Trust(a)
Series 2020-1A Class A
02/15/2029	2.010%	10,975,182	10,935,426
Series 2020-2A Class A
07/16/2029	1.370%	3,250,000	3,204,593
Credito Real USA Auto Receivables Trust(a)
Series 2021-1A Class A
02/16/2027	1.350%	3,624,945	3,537,946
Crossroads Asset Trust(a)
Series 2021-A Class A2
03/20/2024	0.820%	1,293,244	1,275,403
Dext ABS LLC(a)
Series 2020-1 Class A
02/16/2027	1.460%	6,778,612	6,684,432
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dext Asset-Backed Security LLC(a)
Series 2021-1 Class A
02/15/2028	1.120%	16,985,145	16,475,694
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	12,583	12,583
Subordinated Series 2018-3 Class D
09/16/2024	4.300%	1,085,998	1,086,806
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	2,572,913	2,575,756
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	679,119	678,849
Series 2020-2A Class B
03/16/2026	2.080%	859,954	859,013
Series 2020-2A Class C
03/16/2026	3.280%	3,000,000	2,973,692
Series 2021-1A Class A
01/15/2025	0.350%	1,948,753	1,940,787
Series 2022-1A Class A
04/15/2026	1.580%	38,165,571	37,692,760
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	4,621,296	4,613,845
Exeter Automobile Receivables Trust(a)
Series 2020-2A Class C
05/15/2025	3.280%	16,131,737	16,117,038
Exeter Automobile Receivables Trust
Subordinated Series 2021-1A Class C
01/15/2026	0.740%	14,895,000	14,622,323
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	5,515,564	5,305,880
Series 2021-2A Class A
12/15/2026	0.830%	12,457,635	12,000,310
First Investors Auto Owner Trust(a)
Series 2021-2A Class A
03/15/2027	0.480%	16,176,326	15,773,616
Flagship Credit Auto Trust(a)
Series 2021-1 Class A
06/16/2025	0.310%	2,675,307	2,648,794
Series 2021-3 Class A
07/15/2027	0.360%	19,355,704	18,829,385
Ford Credit Auto Owner Trust(a)
Series 2017-2 Class A
03/15/2029	2.360%	1,000,000	999,170
Ford Credit Floorplan Master Owner Trust A
Series 2019-3 Class A1
09/15/2024	2.230%	12,975,000	12,964,825
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Foursight Capital Automobile Receivables Trust(a)
Series 2022-1 Class A2
09/15/2025	1.150%	3,260,818	3,206,320
FREED ABS Trust(a)
Series 2021-2 Class B
06/19/2028	1.030%	1,501,508	1,488,949
Series 2021-3FP Class A
11/20/2028	0.620%	885,131	883,120
Subordinated Series 2021-3FP Class B
11/20/2028	1.010%	8,850,000	8,658,852
GLS Auto Receivables Issuer Trust(a)
Series 2020-3A Class B
08/15/2024	1.380%	456,811	456,574
Subordinated Series 2019-3A Class B
06/17/2024	2.720%	1,229,633	1,229,122
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	1,537,708	1,533,882
Subordinated Series 2020-4A Class B
12/16/2024	0.870%	8,802,630	8,772,807
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class B
09/15/2025	0.770%	9,050,000	8,890,399
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2021-1 Class A2
06/15/2023	0.270%	1,679,232	1,668,504
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-1 Class C
09/25/2028	1.024%	7,313,989	7,154,116
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	2,574,161	2,490,486
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-3 Class B
02/26/2029	0.760%	8,315,090	8,032,049
Series 2021-3 Class C
02/26/2029	0.860%	3,392,304	3,267,928
LAD Auto Receivables Trust(a)
Series 2021-1A Class A
08/17/2026	1.300%	3,979,325	3,887,922
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	17,783,364	17,297,837
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class A
10/15/2028	2.731%	5,000,000	4,912,594
Series 2021-A Class A
12/15/2028	1.000%	8,634,349	8,572,332
Series 2021-B Class A
02/15/2029	1.110%	11,763,616	11,562,077

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
July 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-A Class A
06/15/2029	1.680%	24,915,819	24,593,276
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	4,640,613	4,501,467
Marlette Funding Trust(a)
Series 2021-1A Class A
06/16/2031	0.600%	174,658	174,429
Series 2021-2A Class A
09/15/2031	0.510%	6,739,175	6,687,871
Marlin Receivables LLC(a)
Series 2022-1A Class A1
07/20/2023	3.372%	34,039,259	33,979,639
MMAF Equipment Finance LLC(a)
Series 2017-B Class A4
11/15/2024	2.410%	155,027	154,865
Series 2020-A Class A2
04/09/2024	0.740%	530,448	523,976
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	2,887,800	2,835,150
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2020-APT1 Class AT1
12/16/2052	1.035%	10,500,000	10,266,927
Subordinated Series 2020-APT1 Class DT1
12/16/2052	1.999%	3,750,000	3,662,717
NextGear Floorplan Master Owner Trust(a)
Series 2019-2A Class A2
10/15/2024	2.070%	1,400,000	1,395,144
Subordinated Series 2020-1A Class A2
02/18/2025	1.550%	7,984,000	7,874,308
NextGear Floorplan Master Owner Trust(a),(b)
Series 2020-1A Class A1
1-month USD LIBOR + 0.800% 02/15/2025	2.799%	8,575,000	8,570,988
NMEF Funding LLC(a)
Series 2021-A Class A2
12/15/2027	0.810%	20,937,604	20,596,554
Series 2022-A Class A1
03/15/2023	0.968%	14,143,176	14,094,761
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	5,260,000	5,226,030
Octane Receivables Trust(a)
Series 2020-1A Class A
02/20/2025	1.710%	18,149,635	17,907,684
Series 2021-2A Class A
09/20/2028	1.210%	22,980,017	22,240,300
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oscar US Funding XIII LLC(a)
Series 2021-2A Class A2
08/12/2024	0.390%	6,697,350	6,614,872
Pagaya AI Debt Selection Trust(a)
Series 2020-3 Class A
05/17/2027	2.100%	42,115	42,082
Series 2021-1 Class A
11/15/2027	1.180%	17,366,052	17,054,809
Series 2021-3 Class A
05/15/2029	1.150%	27,533,199	26,926,136
Series 2021-5 Class A
08/15/2029	1.530%	13,042,707	12,615,441
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	35,253,127	34,060,958
Pawnee Equipment Receivables LLC(a),(c),(d)
Series 2022-1 Class A1
08/15/2023	3.809%	7,500,000	7,506,000
Santander Drive Auto Receivables Trust
Series 2022-2 Class A2
10/15/2026	2.120%	30,707,561	30,554,097
Subordinated Series 2020-1 Class B
11/15/2024	3.030%	500,773	500,690
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	14,455,000	14,261,942
Santander Retail Auto Lease Trust(a)
Series 2021-B Class A2
01/22/2024	0.310%	529,107	525,116
SCF Equipment Leasing LLC(a)
Series 2021-1A Class A2
08/20/2026	0.420%	2,407,503	2,390,475
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	7,451,074	7,315,137
Series 2022-1A Class A
02/15/2028	1.850%	28,853,643	28,359,683
Tricolor Auto Securitization Trust(a)
Series 2021-1A Class A
04/15/2024	0.740%	2,169,060	2,158,731
Series 2022-1A Class A
02/18/2025	3.300%	3,973,154	3,933,343
Subordinated Series 2021-1A Class B
06/17/2024	1.000%	2,450,000	2,417,765
United Auto Credit Securitization Trust(a)
Series 2022-1 Class A
07/10/2024	1.110%	8,171,460	8,108,298

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	2,211,058	2,129,942
Series 2021-ST2 Class A
04/20/2027	2.500%	1,492,410	1,429,638
Series 2021-ST6 Class A
08/20/2027	1.850%	4,388,355	4,151,274
Upstart Securitization Trust(a)
Series 2020-3 Class A
11/20/2030	1.702%	1,203,697	1,199,561
Series 2021-1 Class A
03/20/2031	0.870%	2,045,417	2,028,257
Series 2021-3 Class A
07/20/2031	0.830%	18,854,624	18,253,482
US Auto Funding(a)
Series 2021-1A Class A
07/15/2024	0.790%	5,805,988	5,772,506
VFI ABS LLC(a)
Series 2022-1A Class A
03/24/2028	2.230%	12,082,330	11,864,162
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	10,000,000	9,935,129
World Omni Auto Receivables Trust
Series 2018-D Class A3
04/15/2024	3.330%	127,930	127,935
Series 2020-A Class A3
01/17/2023	1.700%	1,697,861	1,696,662
Series 2021-A Class A2
02/15/2024	0.170%	28,064	28,036
Series 2021-A Class A3
01/15/2026	0.300%	1,195,000	1,163,840
World Omni Select Auto Trust
Series 2020-A Class A3
07/15/2025	0.550%	4,664,638	4,628,572
Series 2021-A Class A3
03/15/2027	0.530%	13,335,000	12,998,738
Total Asset-Backed Securities — Non-Agency (Cost $952,029,129)			935,451,469

Commercial Mortgage-Backed Securities - Non-Agency 0.9%

GS Mortgage Securities Corp. Trust(a),(b)
Series 2022-SHIP Class A
1-month Term SOFR + 0.731% Floor 0.731% 08/15/2024	2.690%	13,725,000	13,444,539
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2 Class A2
06/15/2049	2.662%	16,957	16,884
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	2.874%	11,000,000	10,900,057
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $24,458,151)			24,361,480

Corporate Bonds & Notes 51.2%

Aerospace & Defense 1.6%
Boeing Co. (The)
02/01/2024	1.950%	14,000,000	13,612,646
L3Harris Technologies, Inc.(b)
3-month USD LIBOR + 0.750% 03/10/2023	2.438%	5,219,000	5,220,019
L3Harris Technologies, Inc.
06/15/2023	3.850%	10,000,000	10,005,639
Raytheon Technologies Corp.
03/15/2024	3.200%	15,000,000	14,986,592
Total			43,824,896
Automotive 1.4%
Daimler Trucks Finance North America LLC(a),(b)
SOFR + 1.000% 04/05/2024	3.280%	17,000,000	16,883,339
Toyota Motor Credit Corp.
06/14/2024	0.500%	23,000,000	21,781,983
Total			38,665,322
Banking 18.2%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	2.036%	18,031,000	18,017,731
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.580% 11/09/2022	1.951%	16,665,000	16,663,100
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	1.938%	27,906,000	27,400,622
Bank of Montreal(b)
SOFR + 0.465% 01/10/2025	2.745%	17,000,000	16,654,182
Bank of New York Mellon Corp. (The)(b)
3-month USD LIBOR + 1.050% 10/30/2023	3.856%	17,757,000	17,769,493
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	2.660%	17,537,000	17,243,892

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
July 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBVA USA
08/27/2024	2.500%	5,598,000	5,511,650
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	2.381%	18,563,000	18,513,658
Citigroup, Inc.(b)
3-month USD LIBOR + 1.100% 05/17/2024	2.544%	28,000,000	27,845,310
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	2.431%	16,383,000	16,380,705
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.480% 01/10/2023	2.908%	17,152,000	17,132,866
Discover Bank
02/06/2023	3.350%	16,000,000	15,974,303
DNB Bank ASA(a),(b)
3-month USD LIBOR + 0.620% 12/02/2022	2.231%	16,597,000	16,587,171
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	3.198%	26,000,000	26,139,641
HSBC Holdings PLC(e)
08/17/2024	0.732%	21,387,000	20,564,672
JPMorgan Chase & Co.(e)
06/14/2025	3.845%	26,000,000	25,931,623
Morgan Stanley(b)
3-month USD LIBOR + 1.220% 05/08/2024	2.591%	26,000,000	25,999,389
National Australia Bank Ltd.(a),(b)
3-month USD LIBOR + 0.410% 12/13/2022	2.131%	17,320,000	17,296,881
Royal Bank of Canada(b)
3-month USD LIBOR + 0.660% 10/05/2023	2.953%	16,889,000	16,890,192
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	1.900%	16,203,000	16,114,246
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	17,555,000	17,103,010
Toronto-Dominion Bank (The)(b)
SOFR + 0.910% 03/08/2024	3.190%	18,050,000	17,930,232
Truist Bank(b)
SOFR + 0.200% 01/17/2024	2.480%	19,100,000	18,813,782
UBS AG(a)
02/09/2024	0.450%	17,675,000	16,841,493
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Bancorp
07/30/2024	2.400%	16,000,000	15,757,314
Wells Fargo & Co.(b)
3-month USD LIBOR + 1.230% 10/31/2023	4.036%	26,000,000	26,020,522
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	2.301%	17,000,000	17,029,654
Total			510,127,334
Cable and Satellite 0.8%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	4.432%	13,852,000	13,875,291
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	3.142%	8,823,000	8,816,093
Total			22,691,384
Chemicals 0.5%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	2.521%	14,879,000	14,949,956
Construction Machinery 1.1%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	16,000,000	15,862,819
John Deere Capital Corp.(b)
SOFR + 0.200% 10/11/2024	2.480%	16,000,000	15,747,652
Total			31,610,471
Diversified Manufacturing 1.2%
General Electric Co.
10/09/2022	2.700%	19,665,000	19,648,437
Honeywell International, Inc.(b)
3-month USD LIBOR + 0.370% 08/08/2022	1.741%	1,755,000	1,755,027
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	14,000,000	13,770,960
Total			35,174,424
Electric 4.1%
American Electric Power Co., Inc.
11/01/2023	0.750%	10,000,000	9,659,134
CenterPoint Energy, Inc.(b)
SOFR + 0.650% 05/13/2024	2.930%	7,422,000	7,256,396

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Energy, Inc.(b)
3-month USD LIBOR + 0.530% 09/15/2023	2.359%	10,000,000	9,944,773
DTE Energy Co.
11/01/2022	2.250%	15,003,000	14,960,000
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	2.530%	15,148,000	15,038,549
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	2.530%	14,000,000	13,873,458
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	2.580%	12,286,000	11,941,983
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 1.020% 03/21/2024	3.300%	14,006,000	13,874,998
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	2.610%	13,742,000	13,497,058
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	4,262,000	4,117,996
Total			114,164,345
Food and Beverage 1.8%
Campbell Soup Co.
03/15/2023	3.650%	13,998,000	14,004,607
ConAgra Foods, Inc.
01/25/2023	3.200%	13,344,000	13,311,478
Mondelez International, Inc.
03/17/2024	2.125%	7,829,000	7,674,766
Tyson Foods, Inc.
09/28/2023	3.900%	14,725,000	14,779,628
Total			49,770,479
Health Care 1.9%
Becton Dickinson and Co.
06/06/2024	3.363%	14,698,000	14,594,383
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	3.402%	16,867,000	16,888,971
CVS Health Corp.
12/01/2022	2.750%	7,300,000	7,287,026
Thermo Fisher Scientific, Inc.(b)
SOFR + 0.350% 04/18/2023	2.630%	15,800,000	15,753,283
Total			54,523,663
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.5%
Wellpoint, Inc.
08/15/2024	3.500%	14,003,000	14,006,133
Independent Energy 0.3%
Pioneer Natural Resources Co.
05/15/2023	0.550%	8,848,000	8,646,396
Integrated Energy 1.7%
BP Capital Markets America, Inc.
02/06/2024	3.790%	10,000,000	10,097,238
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	1.599%	16,020,000	15,994,672
Exxon Mobil Corp.(b)
3-month USD LIBOR + 0.330% 08/16/2022	1.741%	2,300,000	2,299,372
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	1.822%	19,529,000	19,487,977
Total			47,879,259
Life Insurance 1.9%
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,190,000	5,216,367
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	15,139,000	14,206,795
New York Life Global Funding(a),(b)
SOFR + 0.220% 02/02/2023	2.500%	15,000,000	14,961,254
Pricoa Global Funding I(a)
09/21/2022	2.450%	5,165,000	5,162,930
Principal Life Global Funding II(a)
01/08/2024	0.500%	15,000,000	14,359,974
Total			53,907,320
Media and Entertainment 0.6%
Magallanes, Inc.(a),(b)
SOFR + 1.780% 03/15/2024	4.060%	14,500,000	14,447,947
Walt Disney Co. (The)(b)
3-month USD LIBOR + 0.390% 09/01/2022	1.970%	2,187,000	2,186,444
Total			16,634,391
Midstream 2.7%
Enbridge, Inc.
02/16/2024	2.150%	8,708,000	8,507,644

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
July 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Partners LP
02/01/2023	3.600%	6,566,000	6,547,978
Enterprise Products Operating LLC
02/15/2024	3.900%	13,169,000	13,210,647
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	11,223,000	11,262,615
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	14,161,000	14,119,997
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	10,971,000	10,653,088
Williams Companies, Inc. (The)
06/24/2024	4.550%	6,692,000	6,765,708
Williams Partners LP
03/04/2024	4.300%	5,760,000	5,789,039
Total			76,856,716
Pharmaceuticals 2.9%
AbbVie, Inc.(b)
3-month USD LIBOR + 0.650% 11/21/2022	2.155%	19,645,000	19,619,387
Amgen, Inc.
05/22/2024	3.625%	15,000,000	15,093,892
Astrazeneca Finance LLC
05/28/2024	0.700%	15,570,000	14,851,553
Bristol-Myers Squibb Co.
11/13/2023	0.537%	15,000,000	14,556,559
Roche Holdings, Inc.(a),(b)
SOFR + 0.330% 09/11/2023	2.610%	16,850,000	16,781,945
Total			80,903,336
Property & Casualty 0.8%
Chubb INA Holdings, Inc.
05/15/2024	3.350%	10,000,000	10,046,746
Loews Corp.
05/15/2023	2.625%	11,750,000	11,720,802
Total			21,767,548
Railroads 1.0%
Canadian National Railway Co.
11/15/2022	2.250%	6,175,000	6,153,107
CSX Corp.
08/01/2024	3.400%	14,394,000	14,402,720
Union Pacific Corp.
06/08/2023	3.500%	7,536,000	7,562,428
Total			28,118,255
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 3.8%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	15,445,000	15,445,321
Fidelity National Information Services, Inc.
03/01/2023	0.375%	13,750,000	13,499,384
International Business Machines Corp.
02/12/2024	3.625%	4,525,000	4,545,266
Microchip Technology, Inc.
02/15/2024	0.972%	14,629,000	13,960,387
NXP BV/Funding LLC
03/01/2024	4.875%	11,308,000	11,456,301
Oracle Corp.
09/15/2023	2.400%	15,000,000	14,831,137
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	3.536%	17,747,000	17,782,645
RELX Capital, Inc.
03/16/2023	3.500%	14,384,000	14,363,133
Total			105,883,574
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	14,035,000	13,841,635
Wireless 0.5%
American Tower Corp.
01/31/2023	3.500%	13,720,000	13,717,553
Wirelines 1.4%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	2.901%	20,000,000	19,936,072
Verizon Communications, Inc.(b)
SOFR + 0.500% 03/22/2024	2.780%	20,000,000	19,758,414
Total			39,694,486
Total Corporate Bonds & Notes (Cost $1,458,436,937)			1,437,358,876

Foreign Government Obligations(f) 1.0%

Canada 1.0%
Province of Ontario
01/24/2023	1.750%	14,000,000	13,922,800

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Province of Quebec
02/13/2023	2.625%	15,000,000	14,967,561
Total			28,890,361
Total Foreign Government Obligations (Cost $29,198,611)			28,890,361

Residential Mortgage-Backed Securities - Agency 0.0%

Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.255% Cap 11.180% 02/01/2036	2.380%	25,521	26,016
Total Residential Mortgage-Backed Securities - Agency (Cost $25,505)			26,016

Residential Mortgage-Backed Securities - Non-Agency 8.3%

Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	5.109%	3,660,796	3,639,680
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 03/25/2031	2.039%	10,908,310	10,885,342
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	1.926%	7,400,000	7,223,782
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	1.976%	8,763,230	8,763,230
CFMT LLC(a),(g)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	11,077,071	10,563,266
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	3.414%	13,124,810	12,963,165
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M1A
30-day Average SOFR + 2.100% 03/25/2042	3.614%	9,042,120	8,956,389
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1A
1-month USD LIBOR + 1.050% 07/25/2033	3.309%	3,101,621	3,099,492
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lakeview Trust(a)
CMO Series 2022-1 Class A
04/25/2052	2.389%	24,392,446	23,961,496
MFA Trust(a),(g)
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	1,490,227	1,392,219
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,119,304	3,913,119
Oceanview Trust(a),(g)
CMO Series 2021-1 Class A
12/29/2051	1.219%	9,081,006	8,965,256
Pretium Mortgage Credit Partners LLC(a),(g)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	10,189,153	9,550,083
Towd Point Mortgage Trust(a),(g)
CMO Series 2021-SJ1 Class A1
07/25/2068	2.250%	13,152,036	12,546,366
CMO Series 2022-EBO1 Class A
01/25/2052	2.161%	11,211,180	11,033,635
CMO Series 2022-SJ1 Class A1B
03/25/2062	3.612%	22,880,243	22,513,981
VCAT Asset Securitization LLC(a),(g)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	17,289,521	16,242,011
VCAT LLC(a),(g)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	1,669,318	1,602,920
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	31,594,106	29,309,653
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	14,138,413	13,120,080
Vericrest Opportunity Loan Transferee XCIII LLC(a),(g)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	11,732,720	11,199,902
Verus Securitization Trust(a),(g)
CMO Series 2020-1 Class A1
01/25/2060	2.417%	473,343	455,793
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	312,300	311,870
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $240,962,044)			232,212,730

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
July 31, 2022
U.S. Government & Agency Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(b)
1-month USD LIBOR + 0.080% 09/06/2022	1.857%	6,750,000	6,746,669
SOFR + 0.050% 08/22/2023	2.330%	350,000	349,985
1-month USD LIBOR + 0.400% 12/08/2023	2.207%	2,000,000	2,013,435
SOFR + 0.060% 12/27/2023	2.340%	2,575,000	2,574,408
SOFR + 0.090% 02/09/2024	2.370%	2,900,000	2,897,365
Federal Farm Credit Banks Funding Corp.
09/15/2022	0.080%	12,275,000	12,241,124
03/13/2023	0.750%	2,137,000	2,106,663
Total U.S. Government & Agency Obligations (Cost $29,003,530)			28,929,649

U.S. Treasury Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
12/31/2022	0.125%	29,300,000	28,974,953
Total U.S. Treasury Obligations (Cost $28,972,840)			28,974,953

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.712%(h),(i)	94,092,210	94,045,164
Total Money Market Funds (Cost $94,035,313)		94,045,164
Total Investments in Securities (Cost: $2,857,122,060)		2,810,250,698
Other Assets & Liabilities, Net		(1,944,389)
Net Assets		2,808,306,309

At July 31, 2022, securities and/or cash totaling $2,418,811 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(1,785)	09/2022	USD	(375,672,774)	1,321,593	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2022, the total value of these securities amounted to $1,335,359,769, which represents 47.55% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2022.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2022.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of July 31, 2022.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2022.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 1.712%
	69,999,006	2,377,513,340	(2,353,475,810)	8,628	94,045,164	(39,795)	382,914	94,092,210
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	927,945,469	7,506,000	935,451,469
Commercial Mortgage-Backed Securities - Non-Agency	—	24,361,480	—	24,361,480
Corporate Bonds & Notes	—	1,437,358,876	—	1,437,358,876
Foreign Government Obligations	—	28,890,361	—	28,890,361
Residential Mortgage-Backed Securities - Agency	—	26,016	—	26,016
Residential Mortgage-Backed Securities - Non-Agency	—	223,449,500	8,763,230	232,212,730
U.S. Government & Agency Obligations	—	28,929,649	—	28,929,649
U.S. Treasury Obligations	28,974,953	—	—	28,974,953
Money Market Funds	94,045,164	—	—	94,045,164
Total Investments in Securities	123,020,117	2,670,961,351	16,269,230	2,810,250,698
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
July 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	1,321,593	—	—	1,321,593
Total	124,341,710	2,670,961,351	16,269,230	2,811,572,291
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2022 ($)
Asset-Backed Securities — Non-Agency	11,250,000	—	—	6,000	7,500,000	—	—	(11,250,000)	7,506,000
Residential Mortgage-Backed Securities — Non-Agency	44,162,200	—	—	—	10,500,000	(45,898,970)	—	—	8,763,230
Total	55,412,200	—	—	6,000	18,000,000	(45,898,970)	—	(11,250,000)	16,269,230
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2022 was $6,000, which is comprised of Asset-Backed Securities — Non-Agency.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
July 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,763,086,747)	$2,716,205,534
Affiliated issuers (cost $94,035,313)	94,045,164
Margin deposits on:
Futures contracts	2,418,811
Receivable for:
Investments sold	13,865,626
Capital shares sold	4,108,141
Dividends	95,031
Interest	8,140,599
Foreign tax reclaims	13,149
Variation margin for futures contracts	203,124
Prepaid expenses	34,661
Trustees’ deferred compensation plan	155,748
Total assets	2,839,285,588
Liabilities
Due to custodian	124,414
Payable for:
Investments purchased on a delayed delivery basis	7,500,000
Capital shares purchased	19,691,006
Distributions to shareholders	3,359,510
Variation margin for futures contracts	10,411
Management services fees	16,265
Distribution and/or service fees	2,781
Transfer agent fees	41,514
Compensation of board members	31,761
Other expenses	45,869
Trustees’ deferred compensation plan	155,748
Total liabilities	30,979,279
Net assets applicable to outstanding capital stock	$2,808,306,309
Represented by
Paid in capital	2,858,465,326
Total distributable earnings (loss)	(50,159,017)
Total - representing net assets applicable to outstanding capital stock	$2,808,306,309
Class A
Net assets	$675,383,408
Shares outstanding	75,602,751
Net asset value per share	$8.93
Advisor Class
Net assets	$54,945,806
Shares outstanding	6,143,452
Net asset value per share	$8.94
Institutional Class
Net assets	$422,413,236
Shares outstanding	47,239,005
Net asset value per share	$8.94
Institutional 3 Class
Net assets	$1,655,563,859
Shares outstanding	185,064,389
Net asset value per share	$8.95
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	19

Statement of Operations
Year Ended July 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$382,914
Interest	29,360,994
Interfund lending	58
Total income	29,743,966
Expenses:
Management services fees	7,738,672
Distribution and/or service fees
Class A	1,287,607
Transfer agent fees
Class A	382,939
Advisor Class	18,786
Institutional Class	177,436
Institutional 3 Class	130,844
Compensation of board members	56,243
Custodian fees	28,244
Printing and postage fees	42,809
Registration fees	397,560
Audit fees	29,500
Legal fees	47,332
Compensation of chief compliance officer	1,041
Other	54,551
Total expenses	10,393,564
Net investment income	19,350,402
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(9,029,602)
Investments — affiliated issuers	(39,795)
Futures contracts	13,140,342
Net realized gain	4,070,945
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(49,120,693)
Investments — affiliated issuers	8,628
Futures contracts	1,331,010
Net change in unrealized appreciation (depreciation)	(47,781,055)
Net realized and unrealized loss	(43,710,110)
Net decrease in net assets resulting from operations	$(24,359,708)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended July 31, 2022	Year Ended July 31, 2021
Operations
Net investment income	$19,350,402	$22,495,472
Net realized gain	4,070,945	5,914,847
Net change in unrealized appreciation (depreciation)	(47,781,055)	(6,980,451)
Net increase (decrease) in net assets resulting from operations	(24,359,708)	21,429,868
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,424,548)	(4,935,165)
Advisor Class	(252,722)	(95,070)
Institutional Class	(2,283,532)	(2,527,296)
Institutional 3 Class	(13,885,936)	(17,427,490)
Total distributions to shareholders	(19,846,738)	(24,985,021)
Increase (decrease) in net assets from capital stock activity	(1,122,950,875)	1,740,629,181
Total increase (decrease) in net assets	(1,167,157,321)	1,737,074,028
Net assets at beginning of year	3,975,463,630	2,238,389,602
Net assets at end of year	$2,808,306,309	$3,975,463,630

	Year Ended		Year Ended
	July 31, 2022		July 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	35,534,103	320,107,044	121,956,238	1,103,440,357
Distributions reinvested	381,031	3,420,523	543,784	4,919,688
Redemptions	(68,576,118)	(616,728,239)	(63,535,032)	(574,792,443)
Net increase (decrease)	(32,660,984)	(293,200,672)	58,964,990	533,567,602
Advisor Class
Subscriptions	9,179,795	82,733,447	5,647,873	51,136,063
Distributions reinvested	28,141	252,653	10,488	94,970
Redemptions	(5,271,360)	(47,488,719)	(3,730,005)	(33,765,846)
Net increase	3,936,576	35,497,381	1,928,356	17,465,187
Institutional Class
Subscriptions	42,987,099	386,589,900	53,485,336	484,322,411
Distributions reinvested	251,521	2,259,993	277,639	2,514,378
Redemptions	(40,880,635)	(368,018,292)	(33,349,666)	(301,983,894)
Net increase	2,357,985	20,831,601	20,413,309	184,852,895
Institutional 3 Class
Subscriptions	114,442,793	1,033,394,227	279,779,317	2,534,105,345
Distributions reinvested	261,517	2,350,277	337,244	3,054,320
Redemptions	(213,614,865)	(1,921,823,689)	(169,206,209)	(1,532,416,168)
Net increase (decrease)	(98,910,555)	(886,079,185)	110,910,352	1,004,743,497
Total net increase (decrease)	(125,276,978)	(1,122,950,875)	192,217,007	1,740,629,181
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2022	$9.04	0.03	(0.10)	(0.07)	(0.04)	(0.04)
Year Ended 7/31/2021	$9.05	0.05	0.00(c)	0.05	(0.06)	(0.06)
Year Ended 7/31/2020	$9.03	0.16	0.03	0.19	(0.17)	(0.17)
Year Ended 7/31/2019(d)	$9.01	0.09	0.02	0.11	(0.09)	(0.09)
Advisor Class
Year Ended 7/31/2022	$9.05	0.05	(0.11)	(0.06)	(0.05)	(0.05)
Year Ended 7/31/2021	$9.06	0.06	0.00(c)	0.06	(0.07)	(0.07)
Year Ended 7/31/2020	$9.04	0.16	0.05	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(f)	$8.99	0.14	0.05	0.19	(0.14)	(0.14)
Institutional Class
Year Ended 7/31/2022	$9.05	0.05	(0.11)	(0.06)	(0.05)	(0.05)
Year Ended 7/31/2021	$9.06	0.06	0.00(c)	0.06	(0.07)	(0.07)
Year Ended 7/31/2020	$9.04	0.17	0.04	0.21	(0.19)	(0.19)
Year Ended 7/31/2019(g)	$8.99	0.15	0.04	0.19	(0.14)	(0.14)
Institutional 3 Class
Year Ended 7/31/2022	$9.05	0.05	(0.09)	(0.04)	(0.06)	(0.06)
Year Ended 7/31/2021	$9.06	0.07	0.00(c)	0.07	(0.08)	(0.08)
Year Ended 7/31/2020	$9.04	0.18	0.03	0.21	(0.19)	(0.19)
Year Ended 7/31/2019	$9.00	0.22	0.04	0.26	(0.22)	(0.22)
Year Ended 7/31/2018	$9.02	0.14	(0.01)	0.13	(0.15)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Class A shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Advisor Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
(g)	Institutional Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2022	$8.93	(0.80%)	0.42%	0.42%	0.38%	76%	$675,383
Year Ended 7/31/2021	$9.04	0.56%	0.43%	0.43%	0.55%	87%	$978,846
Year Ended 7/31/2020	$9.05	2.17%	0.43%	0.43%	1.79%	100%	$446,211
Year Ended 7/31/2019(d)	$9.03	1.27%	0.42%(e)	0.42%(e)	2.43%(e)	95%	$118,625
Advisor Class
Year Ended 7/31/2022	$8.94	(0.65%)	0.27%	0.27%	0.61%	76%	$54,946
Year Ended 7/31/2021	$9.05	0.71%	0.28%	0.28%	0.63%	87%	$19,969
Year Ended 7/31/2020	$9.06	2.32%	0.27%	0.27%	1.81%	100%	$2,522
Year Ended 7/31/2019(f)	$9.04	2.16%	0.27%(e)	0.27%(e)	2.52%(e)	95%	$12
Institutional Class
Year Ended 7/31/2022	$8.94	(0.65%)	0.27%	0.27%	0.56%	76%	$422,413
Year Ended 7/31/2021	$9.05	0.71%	0.28%	0.28%	0.71%	87%	$406,157
Year Ended 7/31/2020	$9.06	2.32%	0.28%	0.28%	1.94%	100%	$221,636
Year Ended 7/31/2019(g)	$9.04	2.18%	0.30%(e)	0.30%(e)	2.63%(e)	95%	$61,044
Institutional 3 Class
Year Ended 7/31/2022	$8.95	(0.50%)	0.23%	0.23%	0.57%	76%	$1,655,564
Year Ended 7/31/2021	$9.05	0.75%	0.24%	0.24%	0.75%	87%	$2,570,491
Year Ended 7/31/2020	$9.06	2.35%	0.25%	0.25%	2.00%	100%	$1,568,020
Year Ended 7/31/2019	$9.04	2.91%	0.25%	0.25%	2.40%	95%	$780,430
Year Ended 7/31/2018	$9.00	1.40%	0.26%	0.25%	1.56%	66%	$1,128,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	23

Notes to Financial Statements
July 31, 2022
Note 1. Organization
Columbia Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell the Fund’s shares.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
24	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Ultra Short Term Bond Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
July 31, 2022
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,321,593*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	13,140,342

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,331,010
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	428,766,475

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
July 31, 2022
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.21% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended July 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04
Advisor Class	0.05
Institutional Class	0.05
Institutional 3 Class	0.01
Columbia Ultra Short Term Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
July 31, 2022
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees for Class A, Advisor Class and Institutional Class and permanently for as long as the Investment Manager manages the Fund for Institutional 3 Class, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2021 through November 30, 2022	Prior to December 1, 2021
Class A	0.43%	0.50%
Advisor Class	0.28	0.35
Institutional Class	0.28	0.35
Institutional 3 Class	0.25	0.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
30	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,384,130	(1,384,130)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2022			Year Ended July 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,846,738	—	19,846,738	24,985,021	—	24,985,021
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,124,533	—	(3,150,762)	(47,586,374)
At July 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,859,158,665	2,754,172	(50,340,546)	(47,586,374)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(3,150,762)	(3,150,762)	3,476,277
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,691,232,502 and $3,710,783,219, respectively, for the year ended July 31, 2022, of which $71,629,619 and $109,540,168, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
July 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,000,000	0.69	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended July 31, 2022.
32	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
Columbia Ultra Short Term Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
July 31, 2022
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At July 31, 2022, one unaffiliated shareholder of record owned 46.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 42.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
34	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Ultra Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Ultra Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Ultra Short Term Bond Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
93.82%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Ultra Short Term Bond Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
38	Columbia Ultra Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Ultra Short Term Bond Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
40	Columbia Ultra Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
42	Columbia Ultra Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	43

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Ultra Short Term Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
44	Columbia Ultra Short Term Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Ultra Short Term Bond Fund | Annual Report 2022	45

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board took into account, however, that the Management Agreement already provides for a relatively low flat fee regardless of the Fund’s asset level, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
46	Columbia Ultra Short Term Bond Fund | Annual Report 2022

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Columbia Ultra Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN103_07_M01_(09/22)

Annual Report
July 31, 2022
Columbia U.S. Social Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Social Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Social Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation, through investments that seek to support and fund socially beneficial activities and developments, primarily in the U.S.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since February 2022
Tom Murphy, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2022)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	03/26/15	-8.22	1.48	1.79
	Including sales charges		-11.00	0.87	1.37
Advisor Class		03/26/15	-8.08	1.71	2.03
Class C	Excluding sales charges	03/26/15	-8.91	0.74	1.04
	Including sales charges		-9.81	0.74	1.04
Institutional Class		03/26/15	-7.99	1.73	2.04
Institutional 2 Class		03/26/15	-7.95	1.77	2.06
Institutional 3 Class*		03/01/17	-7.97	1.79	2.01
Bloomberg Municipal Bond Index			-6.93	1.88	2.22
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the applicable contingent deferred sales charge of 1.00% in the first year. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Since the Fund launched more than one share class at its inception, Class A shares were used. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Social Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (March 26, 2015 — July 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2022)
Corporate Bonds & Notes	7.8
Floating Rate Notes	1.7
Money Market Funds	6.8
Municipal Bonds	83.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2022)
AAA rating	8.2
AA rating	39.3
A rating	26.8
BBB rating	20.1
BB rating	2.8
B rating	0.2
Not rated	2.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Social Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Top Ten States/Territories (%) (at July 31, 2022)
New York	7.8
Texas	6.3
Pennsylvania	6.2
California	6.1
Illinois	4.9
Florida	3.8
Virginia	3.7
Ohio	3.6
Washington	3.6
Louisiana	3.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Columbia U.S. Social Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2022, Class A shares of Columbia U.S. Social Bond Fund returned -8.22% excluding sales charges. Institutional Class shares of the Fund returned -7.99%. The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, which returned -6.93% for the same time period.
Market overview
As the annual period began in August 2021, a Delta-variant-driven resurgence in COVID-19 cases was weighing on investors’ minds. Initially, the expectation of slower economic growth pushed U.S. Treasury yields lower. By the end of September, though, data supported the view that the Delta variant should be a speed bump rather than a roadblock, and U.S. Treasury yields had risen well off the August low. Such interest rate volatility led most fixed-income sectors to negative returns for the third calendar quarter, but municipal bond performance remained one of the few positive corners of the U.S. fixed-income market. Inflows remained positive, and, on the supply side, approximately $89 billion of tax-exempt issuance came to market, in line with the prior quarter. Tax revenue performance in most locales outpaced expectations, driving improved credit fundamentals and leaving many municipal issuers in healthy fiscal positions.
The year 2021 ended with yet another new COVID-19 variant emerging, but despite higher transmissibility, Omicron appeared to be less severe than originally feared. With economic growth and employment seemingly on track, the U.S. Federal Reserve (Fed) began tapering its asset purchases while acknowledging conditions pushing inflation higher could persist. This served to elevate interest rate volatility for the fourth calendar quarter. Municipal bonds were not immune to the volatility yet still outperformed U.S. Treasuries. Congressional passage of an infrastructure spending plan provided support to the municipal bond sector via federal spending. Fund inflows remained positive. On the supply side, approximately $81 billon of tax-exempt issuance arrived in the market during the quarter, complemented by another $34 billion on the taxable side. A combination of tax revenue outperformance, driven by ongoing economic expansion, and additional federal spending from the infrastructure bill left most municipal issuers in healthy fiscal positions to start the new calendar year. However, entering 2022 with relatively full valuations and low absolute yields left little margin for error within the municipal bond market, and as messaging from the Fed grew increasingly hawkish, municipal bonds no longer remained immune from rising interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
The first quarter of 2022 closed with the Fund’s benchmark down 6.23% in the worst drawdown since the COVID-19 sell-off and the worst first quarter return since 1980. As is often the case with municipal bonds, negative returns precipitated outflows, which, in turn, led to more negative returns. After 2021’s record inflows, Lipper reported 12 consecutive weeks of investor redemptions during the first calendar quarter. Long and intermediate national funds, as well as high-yield funds, experienced the heaviest pressure. A silver lining to the sell-off was that credit fundamentals were not a concern, as evidenced by the modest differential between below-investment-grade and investment-grade returns. A lack of high-yield supply helped to keep those returns relatively tight, and lower new issue supply avoided exacerbating the returns.
The municipal bond market continued to sell off as the second quarter of 2022 began, with April returns the third worst for the month on record. Interest rate volatility drove persistent outflows, which kept prices from finding a floor despite relative value measures appearing quite attractive. By mid-May, a stabilization of outflows, coupled with a recognition of attractive valuations, sparked a sharp reversal, driving the benchmark back into positive territory for the month. However, this rally proved short-lived, as June brought with it fresh highs for U.S. Treasury yields. Though pressure on U.S. Treasuries was most pronounced at the short-term end, long-maturity municipal yields rose more and pressed the municipal bond yield curve to its steepest levels since March 2021. (A steep yield curve means yields on longer maturity bonds are higher than those on shorter maturity bonds.) Through the last full week of June 2022, Lipper reported fund outflows of $17.3 billion for the month and $75.5 billion calendar year-to-date, a new record for a municipal outflow cycle. While this sell-off was primarily rate-driven, a more pronounced divergence between credit quality segments emerged as concerns around slowing economic growth spilled into municipal sectors. In June 2022, for example, high-yield municipal bonds posted the weakest performance, while high quality municipal bonds fared much better by comparison. In a significant reversal, July 2022 was a positive month for municipal bonds, with all sectors posting gains amid still strong demand and slightly decreased supply.
For the annual period overall, absolute returns disappointed, but the municipal bond market outperformed both U.S. Treasuries and the broad U.S. fixed-income market. Within the municipal bond market, highly rated bonds outperformed their lower rated counterparts.
6	Columbia U.S. Social Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The Fund’s duration and yield curve positioning detracted most from the Fund’s relative results during the annual period.
○	The Fund had a longer duration profile than that of the benchmark, which hurt as municipal yields rose significantly during the annual period.
○	The Fund had an overweight to municipal bonds with maturities of 12 years and more, but bonds with shorter maturities outperformed those with longer maturities during the annual period.
•	The Fund’s three largest allocations on average during the annual period were to the local general obligation, hospital and housing sectors given their comparatively greater propensity to have a high score when analyzing positive social and environmental impact. However, having overweighted allocations to the local general obligation, hospital and housing sectors, as well as to charter schools, which each underperformed the benchmark during the annual period, hurt.
○	The Fund’s local general obligation bond exposure, the largest allocation within the portfolio during the annual period, has tended to be with issuers of high impact proceed bonds for schools in needy communities, such as K-12 and community colleges districts.
○	The Fund’s second-largest exposure was to the hospital sector, which targets providers of health care services that serve disadvantaged populations who rely on government programs such as Medicaid for their coverage.
○	The Fund’s allocation to multifamily housing was established due to the high impact affordable housing can offer many communities. But the sector’s longer duration positioning and par structure led to relatively weak returns during the annual period. (A par bond is one that trades at its face value, i.e., has a yield matching the coupon amount attached to the bond.)
•	Having an underweight to the state general obligation sector, which outperformed the benchmark during the annual period, hurt.
•	Security selection detracted most in the water and sewer, hospital and local general obligation sectors.
•	From a credit quality perspective, the Fund’s overweight to BBB-rated bonds and underweights to bonds rated AAA and AA detracted, as BBB-rated municipal bonds were the weakest performers within the investment-grade segment of the market during the annual period.
•	Exposure to below-investment-grade and non-rated municipal bonds, which are not components of the benchmark, also dampened results, as high-yield underperformed higher quality bonds overall during the annual period.
The Fund’s notable contributors during the period
•	Having an overweight to the water and sewer sector, which outperformed the benchmark during the annual period, and underweighted allocations to the weaker performing tolls and special tax sectors contributed positively to the Fund’s relative results.
•	Issue selection in the pre-refunded and electricity sectors boosted relative results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may under perform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable
Columbia U.S. Social Bond Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia U.S. Social Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2022 — July 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	947.70	1,021.14	3.30	3.42	0.69
Advisor Class	1,000.00	1,000.00	947.90	1,022.36	2.10	2.18	0.44
Class C	1,000.00	1,000.00	945.10	1,017.46	6.87	7.12	1.44
Institutional Class	1,000.00	1,000.00	948.90	1,022.36	2.10	2.18	0.44
Institutional 2 Class	1,000.00	1,000.00	949.00	1,022.46	2.01	2.08	0.42
Institutional 3 Class	1,000.00	1,000.00	949.40	1,022.71	1.77	1.84	0.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Social Bond Fund | Annual Report 2022	9

Portfolio of Investments
July 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 7.7%
AbbVie, Inc.
05/14/2025	3.600%	500,000	500,275
American Tower Corp.
08/15/2029	3.800%	650,000	621,110
Apple, Inc.
Green Bond
02/23/2023	2.850%	250,000	249,770
AT&T, Inc.
02/01/2028	1.650%	250,000	222,450
Broadcom, Inc.(a)
04/15/2034	3.469%	263,000	225,041
11/15/2035	3.137%	237,000	190,855
Capital One Financial Corp.
01/30/2023	3.200%	250,000	249,936
Carrier Global Corp.
02/15/2027	2.493%	67,000	62,942
Cigna Corp.
10/15/2027	3.050%	250,000	241,146
10/15/2028	4.375%	250,000	255,149
ConAgra Foods, Inc.
01/25/2023	3.200%	232,000	231,435
Crown Castle International Corp.
02/15/2028	3.800%	300,000	292,604
Five Corners Funding Trust(a)
11/15/2023	4.419%	500,000	502,540
Kellogg Co.
12/01/2023	2.650%	300,000	297,748
Local Initiatives Support Corp.
03/01/2037	4.649%	400,000	404,894
Morgan Stanley(b)
10/20/2032	2.511%	250,000	214,636
NextEra Energy Capital Holdings, Inc.
06/01/2030	2.250%	500,000	440,059
St. Joseph’s Hospital & Medical Center
07/01/2027	4.584%	300,000	297,844
Verizon Communications, Inc.
09/21/2028	4.329%	250,000	256,414
Total			5,756,848
Total Corporate Bonds & Notes (Cost $6,189,109)			5,756,848

Floating Rate Notes 1.7%
Issue Description	Yield	Principal Amount ($)	Value ($)
Virginia 1.7%
Virginia College Building Authority(c),(d)
Revenue Bonds
University of Richmond Project
Series 2009 (Wells Fargo Bank)
11/01/2036	1.950%	1,250,000	1,250,000
Total Floating Rate Notes (Cost $1,250,000)			1,250,000

Municipal Bonds 82.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.7%
Alabama Public School and College Authority
Refunding Revenue Bonds
Social Bonds
Series 2020A
11/01/2036	4.000%	500,000	532,173
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2027	5.000%	250,000	270,607
Butler County Board of Education
Refunding Revenue Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	267,316
Tuscaloosa City Board of Education
Revenue Bonds
Series 2016
08/01/2030	5.000%	200,000	220,283
Total			1,290,379
Arizona 1.4%
Arizona Industrial Development Authority
Revenue Bonds
Macombs Facility Project Social Bonds
Series 2021A
07/01/2051	4.000%	300,000	259,101
Glendale Union High School District No. 205
Unlimited General Obligation Bonds
Series 2021A (AGM)
07/01/2034	4.000%	200,000	217,163
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2036	5.000%	100,000	103,151
02/15/2046	5.000%	210,000	213,593
Pinal County Union High School District No. 82 Casa Grande
Unlimited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	272,456
Total			1,065,464
California 5.6%
California Health Facilities Financing Authority
Taxable Senior Revenue Bonds
No Place Like Home Program
Series 2019
06/01/2033	2.984%	600,000	546,980
California Housing Finance Agency
Revenue Bonds
Series 2021-1A
11/20/2035	3.500%	294,203	284,618
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2037	5.000%	300,000	320,262
Harbor Regional Center Project
Series 2015
11/01/2024	5.000%	250,000	267,880
California School Finance Authority(a)
Prerefunded 08/01/25 Revenue Bonds
Aspire Public School
Series 2016
08/01/2036	5.000%	50,000	54,684
Refunding Revenue Bonds
Aspire Public School
Series 2016
08/01/2036	5.000%	450,000	465,176
Revenue Bonds
Green Dot Public School Project
Series 2015A
08/01/2025	4.000%	250,000	255,926
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2025	5.000%	250,000	266,976
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lammersville Joint Unified School District
Refunding Special Tax Bonds
Community Facilities District #2002
Series 2017
09/01/2033	5.000%	400,000	431,568
Placer County Public Financing Authority
Refunding Taxable Revenue Bonds
mPOWER Program
Series 2018 (BAM)
10/01/2038	4.875%	130,000	132,961
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay Housing Project
Subordinated Series 2017 (AGM)
08/01/2025	3.250%	300,000	297,575
Southern California Public Power Authority
Refunding Revenue Bonds
Milford Wind Corridor Phase II Project Green Bonds
Series 2021
07/01/2027	5.000%	100,000	114,659
State of California
Unlimited General Obligation Refunding Bonds
Series 2020
11/01/2037	4.000%	400,000	426,723
Series 2021
09/01/2041	5.000%	310,000	363,958
Total			4,229,946
Colorado 2.7%
Colorado Health Facilities Authority
Refunding Revenue Bonds
Parkview Medical Center
Series 2015B
09/01/2026	5.000%	250,000	267,930
Denver City & County School District No. 1
Unlimited General Obligation Bonds
Series 2021
12/01/2040	4.000%	600,000	624,523
Regional Transportation District
Refunding Revenue Bonds
Denver Transit Partners
Series 2020
07/15/2035	4.000%	250,000	254,199
Regional Transportation District Sales Tax
Refunding Revenue Bonds
FasTracks Project Green Bonds
Series 2021
11/01/2039	4.000%	400,000	418,461
State of Colorado
Certificate of Participation
Series 2020A
12/15/2034	4.000%	125,000	131,069

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021A
12/15/2040	4.000%	300,000	305,702
Total			2,001,884
Connecticut 1.6%
State of Connecticut
Revenue Bonds
Series 2021A
05/01/2032	5.000%	400,000	475,166
Unlimited General Obligation Bonds
Forward Delivery Social Bonds
Series 2021
07/15/2027	5.000%	300,000	342,294
University of Connecticut
Revenue Bonds
Series 2020A
02/15/2037	5.000%	350,000	397,177
Total			1,214,637
District of Columbia 1.1%
District of Columbia
Refunding Revenue Bonds
Friendship Public Charter School
Series 2016
06/01/2041	5.000%	250,000	256,423
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2045	5.000%	500,000	565,673
Total			822,096
Florida 3.5%
Alachua County Health Facilities Authority
Refunding Revenue Bonds
Shands Teaching Hospital & Clinics
Series 2019
12/01/2037	5.000%	400,000	431,264
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	250,000	256,078
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
Series 2019C
10/01/2049	4.000%	500,000	501,051
Revenue Bonds
Subordinated Series 2021
10/01/2038	4.000%	250,000	260,536
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School, Inc. Projects
Series 2015
06/15/2025	5.000%	100,000	101,812
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2037	5.000%	500,000	536,270
Palm Beach County School District
Certificate of Participation
Series 2020A
08/01/2034	5.000%	250,000	285,499
School District of Broward County
Refunding Certificate of Participation
Series 2016A
07/01/2032	5.000%	250,000	274,887
Total			2,647,397
Georgia 0.9%
Cedartown Polk County Hospital Authority
Prerefunded 07/01/26 Revenue Bonds
RAC Series 2016
07/01/2039	5.000%	250,000	278,656
Forsyth County School District
Unlimited General Obligation Bonds
Series 2020
02/01/2030	5.000%	350,000	419,140
Total			697,796
Idaho 1.0%
Idaho Health Facilities Authority
Refunding Revenue Bonds
Madison Memorial Hospital
Series 2016
09/01/2028	5.000%	250,000	268,775
Idaho Housing & Finance Association
Refunding Revenue Bonds
Series 2021A
07/15/2034	5.000%	250,000	291,172
Revenue Bonds
Series 2015A-1
07/01/2025	3.200%	150,000	152,004
Total			711,951
Illinois 4.5%
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	335,000	352,997

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022A
12/01/2047	5.000%	125,000	131,561
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2032	5.000%	300,000	319,080
City of Chicago Wastewater Transmission
Revenue Bonds
2nd Lien
Series 2017A
01/01/2031	5.000%	300,000	328,635
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2001 (AMBAC)
11/01/2030	5.750%	585,000	647,140
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	100,000	106,114
Cook County Community High School District No. 212 Leyden
Revenue Bonds
Series 2016C (BAM)
12/01/2034	5.000%	250,000	267,959
Illinois Finance Authority
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2041	4.000%	300,000	285,480
Southern Illinois Healthcare, Inc.
Series 2017
03/01/2034	5.000%	150,000	159,460
Illinois State Toll Highway Authority
Revenue Bonds
Series 2021A
01/01/2042	4.000%	250,000	253,580
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Bonds
Green Bonds
Series 2016E
12/01/2035	5.000%	500,000	547,643
Total			3,399,649
Indiana 2.3%
Ball State University
Revenue Bonds
Housing and Dining
Series 2018
07/01/2038	5.000%	500,000	549,208
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority
Refunding Revenue Bonds
First Lien - CWA Authority Project
Series 2021
10/01/2035	4.000%	250,000	263,359
Revenue Bonds
Green Bonds - CWA Authority Project
Series 2019
10/01/2044	5.000%	350,000	392,209
Taxable Revenue Bonds
Series 2016A
07/01/2027	2.816%	250,000	244,962
Northern Indiana Commuter Transportation District
Revenue Bonds
Series 2016
07/01/2032	5.000%	250,000	276,269
Total			1,726,007
Kentucky 0.5%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2026	5.000%	350,000	381,646
Louisiana 3.3%
City of New Orleans Sewerage Service
Revenue Bonds
Series 2020B (AGM)
06/01/2035	4.000%	150,000	159,131
City of Shreveport Water & Sewer
Revenue Bonds
Junior Lien
Series 2017B (AGM)
12/01/2041	5.000%	400,000	439,037
Louisiana Local Government Environmental Facilities & Community Development Authority
Refunding Revenue Bonds
Act 391 Project
Series 2017 (BAM)
10/01/2028	5.000%	300,000	345,802
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2017 (AGM)
10/01/2039	5.000%	300,000	328,703
Revenue Bonds
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2018
10/01/2043	5.000%	200,000	217,716

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2034	5.000%	400,000	426,411
Revenue Bonds
LA Children’s Medical Center Project
Series 2018
06/01/2039	5.000%	500,000	532,272
Total			2,449,072
Maine 0.5%
Maine State Housing Authority
Revenue Bonds
Series 2016A
11/15/2035	3.300%	250,000	247,426
Series 2018B
11/15/2038	3.750%	150,000	149,532
Total			396,958
Maryland 2.8%
City of Baltimore
Refunding Revenue Bonds
East Baltimore Research Park
Series 2017
09/01/2038	5.000%	300,000	308,926
Enterprise Community Loan Fund, Inc.
Series 2018
11/01/2028	4.152%	500,000	461,963
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	300,000	323,832
Maryland Economic Development Corp.(e)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
12/31/2037	5.000%	250,000	275,250
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2023	5.000%	250,000	257,211
Revenue Bonds
MedStar Health
Series 1998A (AGM)
08/15/2038	5.250%	425,000	503,571
Total			2,130,753
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 2.9%
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2017 (BAM)
05/01/2036	5.000%	300,000	328,982
Massachusetts Bay Transportation Authority
Refunding Revenue Bonds
Series 2022A-1
07/01/2037	5.000%	750,000	895,620
Massachusetts Development Finance Agency
Revenue Bonds
Green Bonds - Boston Medical Center
Series 2015
07/01/2044	5.000%	250,000	259,883
Series 2017
07/01/2028	5.000%	200,000	220,653
Massachusetts Housing Finance Agency
Revenue Bonds
Special Obligations
Series 2017D
12/01/2042	3.750%	500,000	486,749
Total			2,191,887
Michigan 2.6%
City of Detroit
Unlimited General Obligation Bonds
Social Bonds
Series 2021A
04/01/2035	5.000%	150,000	161,166
Karegnondi Water Authority
Refunding Revenue Bonds
Series 2018
11/01/2045	5.000%	400,000	428,277
Michigan Finance Authority
Refunding Revenue Bonds
Beaumont-Spectrum Hospital
Series 2022
04/15/2035	5.000%	250,000	287,343
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2032	5.000%	250,000	267,016
Series 2015 (BAM)
07/01/2033	5.000%	250,000	267,670
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2033	3.550%	500,000	506,964
Total			1,918,436

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota 0.5%
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2024	4.000%	170,000	170,101
St. Cloud Housing & Redevelopment Authority(f)
Taxable Revenue Bonds
Sanctuary St. Cloud Project
Series 2016
08/01/2036	0.000%	240,000	204,000
Total			374,101
Mississippi 1.5%
Biloxi Public School District
Revenue Bonds
Trust Certificates
Series 2016 (BAM)
04/01/2029	5.000%	250,000	273,939
Mississippi Development Bank
Revenue Bonds
Mississippi Gulf Coast Community College District
Series 2016F
12/01/2032	4.000%	300,000	316,859
West Rankin Utility Authority
Prerefunded 01/01/25 Revenue Bonds
Series 2018 (AGM)
01/01/2036	5.000%	500,000	538,949
Total			1,129,747
Missouri 0.6%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2031	5.000%	400,000	427,366
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2015
11/01/2027	3.250%	25,000	25,142
Total			452,508
Nevada 1.2%
City of Reno
Revenue Bonds
Reno Transportation 2nd Lien
Series 2018 (AGM)
06/01/2038	5.000%	250,000	274,064
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clark County School District
Limited General Obligation Bonds
Series 2020B (BAM)
06/15/2031	5.000%	335,000	394,010
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2038	5.000%	250,000	253,635
Total			921,709
New Hampshire 1.0%
New Hampshire Business Finance Authority(a),(e)
Refunding Revenue Bonds
Green Bonds
Series 2020B (Mandatory Put 07/02/40)
07/01/2045	3.750%	145,000	128,276
New Hampshire Business Finance Authority
Revenue Bonds
Municipal Certificates
Series 2020A-1
01/20/2034	4.125%	192,910	193,959
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Dartmouth-Hitchcock Obligation
Series 2018
08/01/2036	5.000%	400,000	426,905
Total			749,140
New Jersey 1.3%
New Jersey Economic Development Authority
Revenue Bonds
Transportation Project
Series 2020
11/01/2040	5.000%	500,000	537,600
New Jersey Housing & Mortgage Finance Agency(e)
Refunding Revenue Bonds
Series 2017D
11/01/2032	3.900%	300,000	303,750
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2020A (HUD)
11/01/2035	2.100%	200,000	167,750
Total			1,009,100
New York 7.2%
Build NYC Resource Corp.
Revenue Bonds
Academic Leadership Charter School Project
Series 2021
06/15/2031	4.000%	100,000	100,162

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grand Concourse Academy Charter School Project
Series 2022
07/01/2052	5.000%	250,000	256,927
07/01/2056	5.000%	300,000	305,519
Series 2015
07/01/2028	5.000%	250,000	266,083
Build NYC Resource Corp.(a)
Revenue Bonds
Richmond Preparatory School Project Social Bonds
Series 2021
06/01/2051	5.000%	200,000	200,790
Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2015S
05/01/2026	3.400%	500,000	510,794
Revenue Bonds
Sustainable Neighborhood
Series 2016
11/01/2031	3.600%	300,000	305,299
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Green Bonds
Series 2021
02/15/2037	4.000%	200,000	207,829
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2033	5.000%	250,000	263,312
Series 2020C-1
11/15/2050	5.000%	150,000	157,493
Series 2020A-1 (AGM)
11/15/2041	4.000%	500,000	499,984
New York City Housing Development Corp.
Revenue Bonds
Sustainability Bonds
Series 2020I-1
11/01/2035	2.100%	400,000	332,125
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2017EE
06/15/2037	5.000%	300,000	330,429
New York State Housing Finance Agency
Revenue Bonds
Green Bonds - Affordable Housing
Series 2017 (GNMA)
11/01/2042	4.000%	300,000	298,320
Series 2022E1 (FHA)
11/01/2052	4.200%	750,000	745,114
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Niagara Falls Public Water Authority
Refunding Revenue Bonds
Series 2016A
07/15/2027	5.000%	300,000	334,567
Onondaga Civic Development Corp.
Refunding Revenue Bonds
Community College Housing Bonds
Series 2015
10/01/2023	5.000%	250,000	253,428
Total			5,368,175
North Carolina 1.7%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2020
07/01/2034	5.000%	200,000	237,021
County of Scotland
Refunding Revenue Bonds
School Facilities
Series 2017
12/01/2030	5.000%	250,000	279,614
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2028	5.000%	300,000	325,057
North Carolina Housing Finance Agency
Revenue Bonds
Series 44
07/01/2040	2.850%	470,000	411,169
Total			1,252,861
Ohio 3.3%
Akron Bath Copley Joint Township Hospital District
Refunding Revenue Bonds
Children’s Hospital Medical Center
Series 2022
11/15/2031	5.000%	250,000	294,995
Summa Health Obligated Group-Hospital
Series 2020
11/15/2036	4.000%	250,000	252,439
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2032	5.000%	250,000	272,891
Miami Valley Career Technology Center
Unlimited General Obligation Bonds
Series 2018
12/01/2044	5.000%	400,000	442,293

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Higher Educational Facility Commission
Revenue Bonds
Ashtabula County Medical Center Obligated Group
Series 2022
01/01/2052	5.250%	750,000	799,981
State of Ohio
Refunding Revenue Bonds
University Hospital Health System, Inc.
Series 2020
01/15/2050	4.000%	400,000	393,244
Total			2,455,843
Oregon 1.1%
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2050	5.000%	400,000	431,444
Union County Hospital Facility Authority
Revenue Bonds
Grande Ronde Hospital
Series 2022
07/01/2052	5.000%	375,000	389,298
Total			820,742
Pennsylvania 5.7%
City of Philadelphia Water & Wastewater
Refunding Revenue Bonds
Series 2016
10/01/2028	5.000%	300,000	346,734
Hospitals & Higher Education Facilities Authority of Philadelphia (The)
Refunding Revenue Bonds
Temple University Health Systems
Series 2022 (AGM)
07/01/2038	4.000%	500,000	506,045
Mifflinburg Area School District
Limited General Obligation Refunding Bonds
Series 2020A
06/15/2039	4.000%	200,000	205,196
06/15/2040	4.000%	250,000	256,344
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Philadelphia Biosolids Facility Project
Series 2020
01/01/2032	4.000%	300,000	308,915
Pennsylvania Higher Education Assistance Agency(e)
Revenue Bonds
Series 2021A
06/01/2027	5.000%	250,000	273,971
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Mass Transit Projects
Subordinated Series 2016A-1
12/01/2041	5.000%	200,000	209,062
Revenue Bonds
Series 2019A
12/01/2044	5.000%	500,000	548,488
Redevelopment Authority of the City of Philadelphia
Refunding Revenue Bonds
Series 2015A
04/15/2028	5.000%	250,000	269,942
Reinvestment Fund, Inc. (The)
Series 2018
02/15/2028	3.930%	500,000	489,351
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2036	5.000%	100,000	109,224
Series 2021A
09/01/2035	5.000%	300,000	340,481
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	250,000	256,166
Series 2017E (BAM)
12/01/2035	5.000%	150,000	166,168
Total			4,286,087
Puerto Rico 1.0%
Puerto Rico Housing Finance Authority(g)
Refunding Revenue Bonds
Public Housing Project
Series 2020
12/01/2026	5.000%	700,000	773,948
Rhode Island 2.1%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Woonsocket Schools
Series 2017A (AGM)
05/15/2028	5.000%	300,000	338,247
Rhode Island Health and Educational Building Corp.
Revenue Bonds
Public Schools Financing Program
Series 2022
05/15/2042	4.000%	250,000	255,854
Rhode Island Housing & Mortgage Finance Corp.(e)
Refunding Revenue Bonds
Homeownership Opportunity
Series 2015
10/01/2025	3.550%	250,000	254,054

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Multi-Family Development and Sustainability
Series 2019
10/01/2034	2.750%	500,000	472,299
Rhode Island Student Loan Authority(e)
Revenue Bonds
Student Loan Program
Series 2019A
12/01/2027	5.000%	250,000	280,344
Total			1,600,798
Tennessee 1.0%
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	500,000	534,804
New Memphis Arena Public Building Authority(h)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2032	0.000%	300,000	210,099
Total			744,903
Texas 5.8%
Alamo Community College District
Limited General Obligation Bonds
Series 2021
08/15/2039	4.000%	400,000	414,297
Arlington Higher Education Finance Corp.
Revenue Bonds
Harmony Public Schools
Series 2016A
02/15/2031	5.000%	250,000	272,791
Bexar County Hospital District
Limited General Obligation Bonds
Series 2018
02/15/2043	4.000%	300,000	303,872
Carrollton-Farmers Branch Independent School District
Unlimited General Obligation Bonds
Dallas and Denton Counties
Series 2021
02/15/2030	5.000%	400,000	474,985
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas, Inc.
Series 2021
08/15/2031	5.000%	300,000	356,040
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Collin County Community College District
Limited General Obligation Bonds
Series 2018
08/15/2025	5.000%	410,000	448,987
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2034	5.000%	500,000	533,714
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Series 2021
02/15/2032	4.000%	350,000	384,201
Harris County Flood Control District
Limited General Obligation Bonds
Series 2020A
10/01/2035	4.000%	500,000	530,585
Old Spanish Trail-Almeda Corridors Redevelopment Authority
Refunding Tax Allocation Bonds
Series 2019 (BAM)
09/01/2036	4.000%	250,000	263,915
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
12/31/2039	4.000%	100,000	99,302
Texas State Technical College
Refunding Revenue Bonds
Improvements
Series 2016 (AGM)
10/15/2030	4.000%	250,000	264,516
Total			4,347,205
Utah 0.6%
Central Utah Water Conservancy District
Revenue Bonds
Series 2020D
10/01/2040	4.000%	420,000	432,639
Virginia 1.8%
County of Arlington
Unlimited General Obligation Refunding Bonds
Series 2014B
08/15/2023	5.000%	450,000	466,186
Virginia Housing Development Authority
Revenue Bonds
Series 2018A
03/01/2043	3.650%	400,000	387,136
Series 2020E
07/01/2040	2.300%	585,000	463,755
Total			1,317,077

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 3.3%
Energy Northwest
Wind Project Refunding Revenue Bonds
Series 2015
07/01/2029	4.000%	250,000	260,698
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	400,000	397,544
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	200,000	208,177
North Thurston Public Schools
Unlimited General Obligation Bonds
Series 2020
12/01/2035	4.000%	500,000	534,721
Seattle Housing Authority
Refunding Revenue Bonds
Pooled Housing
Series 2018
12/01/2047	3.750%	300,000	284,727
State of Washington
Unlimited General Obligation Bonds
Series 2019
08/01/2044	5.000%	400,000	448,586
Washington Health Care Facilities Authority
Revenue Bonds
Seattle Childrens Hospital
Series 2017
10/01/2047	5.000%	300,000	318,400
Total			2,452,853
West Virginia 1.3%
West Virginia Hospital Finance Authority
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	500,000	524,207
West Virginia Housing Development Fund
Revenue Bonds
Series 2019B
11/01/2039	2.850%	450,000	421,479
Total			945,686
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin 1.1%
Public Finance Authority(e)
Revenue Bonds
Green Bonds - Fargo-Moorhead Metropolitan Area Flood Risk Management Project
Series 2021
09/30/2051	4.000%	300,000	259,353
University of Wisconsin Hospitals & Clinics
Refunding Revenue Bonds
Green Bonds - University of Wisconsin Hospital
Series 2021
04/01/2051	4.000%	250,000	240,287
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	100,000	74,928
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019C (FNMA)
09/01/2030	2.100%	300,000	283,134
Total			857,702
Wyoming 0.6%
University of Wyoming
Revenue Bonds
Series 2021C (AGM)
06/01/2041	4.000%	400,000	409,124
Total Municipal Bonds (Cost $64,541,512)			61,977,906

Money Market Funds 6.7%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.001%(i)	5,069,268	5,069,268
Total Money Market Funds (Cost $5,069,268)		5,069,268
Total Investments in Securities (Cost $77,049,889)		74,054,022
Other Assets & Liabilities, Net		962,081
Net Assets		$75,016,103

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
July 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2022, the total value of these securities amounted to $2,378,735, which represents 3.17% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2022.
(c)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(d)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2022.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2022, the total value of these securities amounted to $204,000, which represents 0.27% of total net assets.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2022, the total value of these securities amounted to $773,948, which represents 1.03% of total net assets.
(h)	Zero coupon bond.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2022.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Social Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
July 31, 2022
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	5,756,848	—	5,756,848
Floating Rate Notes	—	1,250,000	—	1,250,000
Municipal Bonds	—	61,977,906	—	61,977,906
Money Market Funds	5,069,268	—	—	5,069,268
Total Investments in Securities	5,069,268	68,984,754	—	74,054,022
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	21

Statement of Assets and Liabilities
July 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $77,049,889)	$74,054,022
Cash	402,115
Receivable for:
Capital shares sold	135,363
Interest	685,254
Expense reimbursement due from Investment Manager	628
Prepaid expenses	3,643
Trustees’ deferred compensation plan	32,615
Total assets	75,313,640
Liabilities
Payable for:
Capital shares purchased	94,442
Distributions to shareholders	138,201
Management services fees	984
Distribution and/or service fees	121
Transfer agent fees	4,372
Compensation of board members	8,387
Other expenses	18,415
Trustees’ deferred compensation plan	32,615
Total liabilities	297,537
Net assets applicable to outstanding capital stock	$75,016,103
Represented by
Paid in capital	78,376,864
Total distributable earnings (loss)	(3,360,761)
Total - representing net assets applicable to outstanding capital stock	$75,016,103
Class A
Net assets	$13,616,470
Shares outstanding	1,392,719
Net asset value per share	$9.78
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.08
Advisor Class
Net assets	$5,763,759
Shares outstanding	589,705
Net asset value per share	$9.77
Class C
Net assets	$1,013,426
Shares outstanding	103,674
Net asset value per share	$9.78
Institutional Class
Net assets	$42,481,502
Shares outstanding	4,344,908
Net asset value per share	$9.78
Institutional 2 Class
Net assets	$4,387,327
Shares outstanding	448,364
Net asset value per share	$9.79
Institutional 3 Class
Net assets	$7,753,619
Shares outstanding	790,321
Net asset value per share	$9.81
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Social Bond Fund | Annual Report 2022

Statement of Operations
Year Ended July 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,261
Interest	1,854,405
Total income	1,857,666
Expenses:
Management services fees	343,254
Distribution and/or service fees
Class A	35,650
Class C	13,041
Transfer agent fees
Class A	12,218
Advisor Class	2,476
Class C	1,116
Institutional Class	35,981
Institutional 2 Class	2,222
Institutional 3 Class	535
Compensation of board members	13,342
Custodian fees	1,773
Printing and postage fees	14,809
Registration fees	87,739
Audit fees	29,500
Legal fees	11,177
Compensation of chief compliance officer	18
Other	10,462
Total expenses	615,313
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(254,634)
Total net expenses	360,679
Net investment income	1,496,987
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(18,825)
Futures contracts	85,944
Net realized gain	67,119
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,687,105)
Net change in unrealized appreciation (depreciation)	(7,687,105)
Net realized and unrealized loss	(7,619,986)
Net decrease in net assets resulting from operations	$(6,122,999)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	23

Statement of Changes in Net Assets
	Year Ended July 31, 2022	Year Ended July 31, 2021
Operations
Net investment income	$1,496,987	$1,450,306
Net realized gain	67,119	33,459
Net change in unrealized appreciation (depreciation)	(7,687,105)	734,051
Net increase (decrease) in net assets resulting from operations	(6,122,999)	2,217,816
Distributions to shareholders
Net investment income and net realized gains
Class A	(270,527)	(286,103)
Advisor Class	(63,564)	(47,112)
Class C	(14,809)	(21,380)
Institutional Class	(904,206)	(884,786)
Institutional 2 Class	(82,050)	(71,421)
Institutional 3 Class	(162,197)	(135,066)
Total distributions to shareholders	(1,497,353)	(1,445,868)
Increase in net assets from capital stock activity	11,353,597	7,480,454
Total increase in net assets	3,733,245	8,252,402
Net assets at beginning of year	71,282,858	63,030,456
Net assets at end of year	$75,016,103	$71,282,858
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Social Bond Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2022		July 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	242,765	2,483,677	276,112	2,970,060
Distributions reinvested	18,530	189,906	20,204	216,513
Redemptions	(234,701)	(2,386,161)	(298,959)	(3,208,079)
Net increase (decrease)	26,594	287,422	(2,643)	(21,506)
Advisor Class
Subscriptions	462,295	4,536,212	88,294	949,990
Distributions reinvested	6,239	63,333	4,372	46,874
Redemptions	(113,955)	(1,154,640)	(44,592)	(478,911)
Net increase	354,579	3,444,905	48,074	517,953
Class C
Subscriptions	22,549	228,483	51,442	549,748
Distributions reinvested	986	10,117	1,522	16,303
Redemptions	(53,926)	(536,467)	(83,018)	(891,596)
Net decrease	(30,391)	(297,867)	(30,054)	(325,545)
Institutional Class
Subscriptions	2,035,390	20,719,858	1,454,645	15,589,987
Distributions reinvested	65,810	672,843	61,656	660,810
Redemptions	(1,608,917)	(16,173,421)	(1,053,333)	(11,276,538)
Net increase	492,283	5,219,280	462,968	4,974,259
Institutional 2 Class
Subscriptions	218,005	2,191,834	49,318	530,169
Distributions reinvested	8,018	81,827	6,634	71,181
Redemptions	(95,988)	(959,281)	(9,151)	(98,319)
Net increase	130,035	1,314,380	46,801	503,031
Institutional 3 Class
Subscriptions	258,588	2,599,714	213,261	2,295,089
Distributions reinvested	14,634	150,406	12,047	129,625
Redemptions	(135,497)	(1,364,643)	(55,063)	(592,452)
Net increase	137,725	1,385,477	170,245	1,832,262
Total net increase	1,110,825	11,353,597	695,391	7,480,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2022	$10.86	0.19	(1.08)	(0.89)	(0.19)	—	(0.19)
Year Ended 7/31/2021	$10.75	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended 7/31/2020	$10.51	0.25	0.25	0.50	(0.25)	(0.01)	(0.26)
Year Ended 7/31/2019	$10.05	0.27	0.45	0.72	(0.26)	—	(0.26)
Year Ended 7/31/2018	$10.18	0.24	(0.13)	0.11	(0.24)	—	(0.24)
Advisor Class
Year Ended 7/31/2022	$10.86	0.22	(1.09)	(0.87)	(0.22)	—	(0.22)
Year Ended 7/31/2021	$10.75	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.28	(0.14)	0.14	(0.27)	—	(0.27)
Class C
Year Ended 7/31/2022	$10.86	0.12	(1.08)	(0.96)	(0.12)	—	(0.12)
Year Ended 7/31/2021	$10.74	0.13	0.12	0.25	(0.13)	—	(0.13)
Year Ended 7/31/2020	$10.51	0.17	0.24	0.41	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2019	$10.05	0.19	0.46	0.65	(0.19)	—	(0.19)
Year Ended 7/31/2018	$10.17	0.17	(0.12)	0.05	(0.17)	—	(0.17)
Institutional Class
Year Ended 7/31/2022	$10.86	0.22	(1.08)	(0.86)	(0.22)	—	(0.22)
Year Ended 7/31/2021	$10.75	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.51	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.13)	0.14	(0.27)	—	(0.27)
Institutional 2 Class
Year Ended 7/31/2022	$10.87	0.22	(1.08)	(0.86)	(0.22)	—	(0.22)
Year Ended 7/31/2021	$10.76	0.24	0.11	0.35	(0.24)	—	(0.24)
Year Ended 7/31/2020	$10.52	0.28	0.25	0.53	(0.28)	(0.01)	(0.29)
Year Ended 7/31/2019	$10.06	0.29	0.46	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.12)	0.15	(0.27)	—	(0.27)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Social Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2022	$9.78	(8.22%)	1.05%	0.70%	1.90%	7%	$13,616
Year Ended 7/31/2021	$10.86	3.03%	1.08%	0.70%	1.98%	13%	$14,841
Year Ended 7/31/2020	$10.75	4.87%	1.12%	0.70%	2.39%	14%	$14,709
Year Ended 7/31/2019	$10.51	7.33%	1.14%	0.70%	2.63%	11%	$11,797
Year Ended 7/31/2018	$10.05	1.10%	1.20%	0.70%	2.40%	21%	$7,030
Advisor Class
Year Ended 7/31/2022	$9.77	(8.08%)	0.80%	0.45%	2.19%	7%	$5,764
Year Ended 7/31/2021	$10.86	3.29%	0.83%	0.45%	2.23%	13%	$2,554
Year Ended 7/31/2020	$10.75	5.13%	0.87%	0.45%	2.64%	14%	$2,010
Year Ended 7/31/2019	$10.51	7.60%	0.89%	0.45%	2.86%	11%	$629
Year Ended 7/31/2018	$10.05	1.36%	0.94%	0.45%	2.76%	21%	$86
Class C
Year Ended 7/31/2022	$9.78	(8.91%)	1.80%	1.45%	1.14%	7%	$1,013
Year Ended 7/31/2021	$10.86	2.36%	1.83%	1.45%	1.23%	13%	$1,456
Year Ended 7/31/2020	$10.74	3.99%	1.87%	1.45%	1.64%	14%	$1,763
Year Ended 7/31/2019	$10.51	6.53%	1.89%	1.45%	1.88%	11%	$1,803
Year Ended 7/31/2018	$10.05	0.45%	1.95%	1.45%	1.65%	21%	$1,470
Institutional Class
Year Ended 7/31/2022	$9.78	(7.99%)	0.80%	0.45%	2.15%	7%	$42,482
Year Ended 7/31/2021	$10.86	3.29%	0.83%	0.45%	2.23%	13%	$41,856
Year Ended 7/31/2020	$10.75	5.13%	0.86%	0.45%	2.64%	14%	$36,426
Year Ended 7/31/2019	$10.51	7.60%	0.90%	0.45%	2.88%	11%	$31,708
Year Ended 7/31/2018	$10.05	1.36%	0.95%	0.45%	2.65%	21%	$36,887
Institutional 2 Class
Year Ended 7/31/2022	$9.79	(7.95%)	0.77%	0.42%	2.19%	7%	$4,387
Year Ended 7/31/2021	$10.87	3.31%	0.80%	0.43%	2.25%	13%	$3,461
Year Ended 7/31/2020	$10.76	5.14%	0.84%	0.44%	2.66%	14%	$2,920
Year Ended 7/31/2019	$10.52	7.60%	0.87%	0.44%	2.89%	11%	$3,018
Year Ended 7/31/2018	$10.06	1.46%	0.93%	0.44%	2.67%	21%	$1,581
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2022	$10.90	0.23	(1.09)	(0.86)	(0.23)	—	(0.23)
Year Ended 7/31/2021	$10.78	0.25	0.12	0.37	(0.25)	—	(0.25)
Year Ended 7/31/2020	$10.55	0.28	0.25	0.53	(0.29)	(0.01)	(0.30)
Year Ended 7/31/2019	$10.09	0.30	0.45	0.75	(0.29)	—	(0.29)
Year Ended 7/31/2018	$10.21	0.27	(0.12)	0.15	(0.27)	—	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia U.S. Social Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2022	$9.81	(7.97%)	0.72%	0.37%	2.23%	7%	$7,754
Year Ended 7/31/2021	$10.90	3.46%	0.75%	0.38%	2.30%	13%	$7,115
Year Ended 7/31/2020	$10.78	5.08%	0.79%	0.40%	2.69%	14%	$5,202
Year Ended 7/31/2019	$10.55	7.61%	0.84%	0.42%	2.91%	11%	$3,515
Year Ended 7/31/2018	$10.09	1.49%	0.90%	0.43%	2.72%	21%	$2,420
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2022	29

Notes to Financial Statements
July 31, 2022
Note 1. Organization
Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
30	Columbia U.S. Social Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia U.S. Social Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
July 31, 2022
broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	85,944
32	Columbia U.S. Social Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	1,358,080

*	Based on the ending daily outstanding amounts for the year ended July 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Social Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
July 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2022 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
34	Columbia U.S. Social Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
For the year ended July 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	4,236
Class C	—	1.00(b)	100

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia U.S. Social Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
July 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through November 30, 2022
Class A	0.70%
Advisor Class	0.45
Class C	1.45
Institutional Class	0.45
Institutional 2 Class	0.42
Institutional 3 Class	0.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July, 31, 2022, these differences were primarily due to differing treatment for tax straddles, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(153)	153	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
36	Columbia U.S. Social Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2022				Year Ended July 31, 2021
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
221,078	1,276,275	—	1,497,353	238,674	1,207,194	—	1,445,868
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	225,972	—	(205,003)	(3,201,340)
At July 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
77,255,362	542,420	(3,743,760)	(3,201,340)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(205,003)	(205,003)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,913,956 and $4,856,859, respectively, for the year ended July 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia U.S. Social Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
July 31, 2022
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended July 31, 2022.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
38	Columbia U.S. Social Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
July 31, 2022
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Columbia U.S. Social Bond Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
July 31, 2022
Shareholder concentration risk
At July 31, 2022, one unaffiliated shareholder of record owned 23.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 26.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Social impact risk
The Investment Manager’s consideration of social impact may limit the Fund’s investment opportunities and, as a result, the Fund may underperform funds that do not consider social impact or consider it but make different investment decisions based thereon.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
40	Columbia U.S. Social Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Social Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Social Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia U.S. Social Bond Fund | Annual Report 2022	41

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Exempt- interest dividends
85.24%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
42	Columbia U.S. Social Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia U.S. Social Bond Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
44	Columbia U.S. Social Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia U.S. Social Bond Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
46	Columbia U.S. Social Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia U.S. Social Bond Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
48	Columbia U.S. Social Bond Fund | Annual Report 2022

 Approval of Management and Subadvisory
Agreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Social Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser), an affiliate of the Investment Manager, the Investment Manager has retained the Subadviser to perform portfolio management and related services for the Fund. Although the Subadviser is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by the Subadviser.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
Columbia U.S. Social Bond Fund | Annual Report 2022	49

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding the resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreement.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the
50	Columbia U.S. Social Bond Fund | Annual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Columbia U.S. Social Bond Fund | Annual Report 2022	51

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. The Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
52	Columbia U.S. Social Bond Fund | Annual Report 2022

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Columbia U.S. Social Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN262_07_M01_(09/22)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$157,500	$157,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2022 and July 31, 2021, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$63,300	$0

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2022 and July 31, 2021, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

 Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$535,000	$520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2022 and July 31, 2021 are approximately as follows:

2022	2021
$598,300	$520,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	September 22, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	September 22, 2022